                                                                    Exhibit 99.1

[GRAPHIC OMITTED]

                   Pennsylvania Real Estate Investment Trust



                       QUARTERLY SUPPLEMENTAL DISCLOSURE



                              (December 31, 2003)

                                 www.preit.com


                                                               [GRAPHIC OMITTED]

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

                                                                        Table of
                                                                        Contents
                                                                   -------------
Company Information                                                            1
Timeline/Recent Developments                                                   2
Stock Information                                                              3
Market Capitalization and Capital Resources                                    4
Balance Sheet-Wholly Owned and JV Detail                                       5
Balance Sheet-Line of Business                                                 6
Income Statement-Wholly Owned and JV Detail -Quarterly
Comparison                                                                     7
Income Statement-Wholly Owned and JV Detail-Yearly Comparison                  8
Income Statement-Line of Business - Quarterly Comparison                       9
Income Statement-Line of Business - Yearly Comparison                         10
Income Statement-Retail (Property Status) - Quarterly
Comparison                                                                    11
Income Statement-Retail (Property Status) - Yearly Comparison                 12
Income Statement-Retail (Property Subtype) - Quarterly
Comparison                                                                    13
Income Statement-Retail (Property Subtype) - Yearly Comparison                14
FFO and FAD                                                                   15
Key Ratios                                                                    16
Property Debt Schedule-Wholly Owned                                           17
Property Debt Schedule-JV                                                     18
Debt Analysis                                                                 19
Debt Ratios                                                                   20
Portfolio Summary-Retail                                                      21
Property Acquisitions/Dispositions - Quarterly Summary                        22
Property Acquisitions/Dispositions - Yearly Summary                           23
Property Development/Redevelopment Summary                                    24
Top Twenty Tenants Schedule                                                   25
Lease Expiration Schedule - Anchor Tenants                                    26
Lease Expiration Schedule - Non-Anchor Tenants                                27
New Lease/Renewal Summary and Analysis                                        28
Capital Expenditures                                                          29
Enclosed Mall - Summary and Occupancy                                         30
Enclosed Mall - Rent Summary                                                  31
Power Center - Summary and Occupancy                                          32
Strip Center - Summary and Occupancy                                          33
Retail Overall - Summary and Occupancy                                        34
Summary of Portfolio Services                                                 35
Flash Report - Quarterly                                                      36
Flash Report - Yearly                                                         37
RECONCILIATION TO GAAP:
Balance Sheet-Reconciliation to GAAP                                          38
Income Statement-Reconciliation to GAAP - Quarterly                           39
Income Statement-Reconciliation to GAAP - Yearly                              40
Flash Report-Reconciliation to GAAP - Quarterly                               41
Flash Report-Reconciliation to GAAP - Yearly                                  42
Definition page                                                               43


THE INFORMATION SET FORTH HEREIN IS UNAUDITED, PRELIMINARY AND SUBJECT TO ADJUSTMENT WITHOUT FURTHER NOTICE. CERTAIN INFORMATION SET FORTH HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS, AND THERE ARE FACTORS THAT COULD CAUSE PREIT'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE THAT MAY BE CONTAINED IN OR IMPLIED BY ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF PREIT TO GROW INTERNALLY OR BY ACQUISITION AND TO INTEGRATE ACQUIRED BUSINESSES, THE AVAILABILITY OF ADEQUATE FUNDS AT REASONABLE COST NECESSARY FOR GROWTH AND DEVELOPMENT, CHANGING INDUSTRY AND COMPETITIVE CONDITIONS, AND OTHER RISKS OUTSIDE THE CONTROL OF PREIT REFERRED TO IN PREIT'S REGISTRATION STATEMENTS AND PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]

COMPANY INFORMATION

                               PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 33.4 million square feet) located in the Mid-Atlantic Region. PREIT's portfolio consists of 58 properties in 14 states. PREIT's portfolio includes 40 shopping malls, 14 strip and power centers and four industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company                           Analyst                         Phone Number
------0                           -------------------             --------------
Green Street Advisors             Gregory R. Andrews              (949) 640-8780
                                  Barbara M. Hoogland             (949) 640-8780
JP Morgan                         Michael W. Mueller              (212) 622-6689
                                  Anthony Paolone                 (212) 622-6682
                                  Joshua Bederman                 (212) 622-6530
Legg Mason Wood Walker            David M. Fick                   (410) 539-0000
Lehman Brothers                   David Shulman                   (212) 526-3413
                                  Alexander D. Goldfarb           (212) 526-5232
US Bancorp Piper Jaffray          Andrew L. Rosivach              (212) 284-9304


Quarterly Earnings Schedule

PREIT's quarterly results will be announced in accordance with the following schedule:

Quarter                                2004                              2003
-------                                ----                              ----
First Quarter                      5/5/2004 (1)                        5/14/2003
Second Quarter                     8/5/2004 (1)                        8/11/2003
Third Quarter                     11/4/2004 (1)                        11/5/2003
Fourth Quarter                    2/24/2005 (1)                        2/25/2004
(1) Tentative dates.


          Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Evan Smith at (212) 896-1251.

                   For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
                  (215) 875-0700 Phone (866) 875-0700 Toll Free
                   (215) 546-7311 Fax yaronn@preit.com Email

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]

                Time Line/Recent Developments

February 20, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees has declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its recently issued 11.00% senior preferred shares.

February 18, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the fourth quarter ended December 31, 2003 on Wednesday, February 25, 2004.

February 9, 2004 - Pennsylvania Real Estate Investment Trust announced that the IRS has granted the relief requested by PREIT in order to make a retroactive "taxable REIT subsidiary", or TRS, election necessary to maintain its REIT status.

February 6, 2004 - Pennsylvania Real Estate Investment Trust announced, after consultation with Lehman Brothers and Morgan Stanley, that it has chosen to withdraw its previously-announced offering of 4.35 million common shares under its shelf-registration statement at a public offering price of $37.08 per share. On February 5th, the Company determined that it inadvertently did not elect to treat as a "taxable REIT subsidiary" or TRS, a corporation in which it owns more than 10% of the stock.

February 5, 2004 - Pennsylvania Real Estate Investment Trust reports tax status of the dividend distribution for 2003.

February 4, 2004 - Pennsylvania Real Estate Investment Trust announced that it has agreed to sell 4.35 million common shares under its shelf registration statement at a public offering price of $37.08 per share, the closing price of the common shares on the New York Stock Exchange on February 3, 2004.

February 2, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to begin marketing the offering of 3.0 million common shares under its shelf registration statement previously declared effective by the Securities and Exchange Commission. The net proceeds of the offering are intended to pay down the Company's revolving credit facility and for general corporate purposes, including working capital, capital expenditures, and future acquisitions of properties, if any.

February 2, 2004 - Pennsylvania Real Estate Investment Trust reaffirmed its Funds From Operations (FFO) guidance for calendar year 2003 to be $2.84 to $2.96 per share

January 21, 2004 - Pennsylvania Real Estate Investment Trust to Create Office of the Chairman. PREIT will create a new five-person Office of the Chairman and make several executive changes upon filing of the Company's financial statements for 2003, scheduled on or before March 15, 2004, and the appointment of a new Chief Financial Officer.

December 12, 2003 - Pennsylvania Real Estate Investment Trust announced that the SEC has declared Effective PREIT's $500 million universal shelf registration. The registration was filed on November 14, 2003.

November 20, 2003 - Pennsylvania Real Estate Investment Trust announced that it has closed its merger with Crown American Realty Trust, which was originally announced on May 14, 2003. Both companies received shareholder approval for the transaction on November 11, 2003.

November 11, 2003 - Pennsylvania Real Estate Investment Trust announced shareholder approval for its merger with Crown American Realty Trust, which was first announced publicly on May 14, 2003.

November 7, 2003 - Pennsylvania Real Estate Investment Trust has signed a ground lease with Target for a new, 136,010-sq.-ft. store at Prince Georges Plaza, a single-level enclosed regional mall in Hyattsville, Md., just outside of Washington, DC in suburban Prince Georges County.

November 5, 2003 - Pennsylvania Real Estate Investment Trust announced the results for the third quarter and nine months ended September 30, 2003.

October 28, 2003 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the third quarter ended September 30, 2003 on Wednesday, November 5, 2003.

October 22, 2003 - Pennsylvania Real Estate Investment Trust announced that a new Filene's department store will be added to its 620,000 sf Dartmouth Mall and is anticipated to open in Fall, 2004.

October 17, 2003 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees has approved a quarterly cash dividend of $0.54 per common share, an increase of $0.03 per share, or 5.9%.

October 9, 2003 - Pennsylvania Real Estate Investment Trust announced that it will hold a special meeting of shareholders on Thursday, November 11, 2003 at 11:00 a.m. EST.

NOTE: A copy of the press releases are available on the Company's website at www.preit.com.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

Stock Information
PREIT's common stock trades on the New York Stock Exchange (symbol: PEI).


                        CY:12/31/03        Q4:12/31/03          Q3:9/30/03         Q2:6/30/03         Q1:3/31/03        CY 12/31/02
                    ---------------    ---------------     ---------------    ---------------    ---------------    ---------------
High Price                    36.30              36.30               33.45              30.34              28.80              27.20
Low Price                     24.70              32.70               29.80              27.94              24.70              20.55
Close                         36.30              36.30               33.45              29.95              28.65              26.00
Average Daily
  Trading Volume            109,892            283,565              96,738             85,567             37,385             41,495
Common Shares
  Outstanding at
  end of period          35,544,265         35,544,265          23,480,595         16,837,304         16,753,614         16,697,119
O.P. Units                3,691,516          3,691,516           2,056,861          2,057,618          1,763,320          1,763,318
                    ---------------    ---------------     ---------------    ---------------    ---------------    ---------------
Fully Diluted
  Shares
  Outstanding            39,235,781         39,235,781          25,537,456         18,894,922         18,516,934         18,460,437
Weighted Avg.
  number of
  common shares
  outstanding            20,389,577         28,786,801          19,488,367         16,615,576         16,544,737         16,162,327
Weighted Avg.
  effect of full
  conversion of
  O.P. units              2,303,449          2,957,595           2,049,112          1,998,708          1,763,320          1,804,779
                    ---------------    ---------------     ---------------    ---------------    ---------------    ---------------
Wtd Avg. Common
  Shares
  Outstanding
  and O.P. Units         22,693,026         31,744,396          21,537,479         18,614,284         18,308,057         17,967,106
Preferred
  Shares,
  Nominal Value     $  123,750,000     $  123,750,000
Market Value of
  Shares (based
  on closing
  price)            $1,548,008,850     $1,548,008,850     $   854,227,903    $   565,902,914    $   530,510,159    $   479,971,362
                    ---------------    ---------------     ---------------    ---------------    ---------------    ---------------

                                                                                                     Q4:12/31/02        CY 12/31/01
                                                                                                 ---------------    ---------------
High Price                                                                                                 26.45              25.05
Low Price                                                                                                  22.52              18.25
Close                                                                                                      26.00              23.20
Average Daily Trading Volume                                                                              32,614             39,463
Common Shares Outstanding at end of period                                                            16,697,119         15,876,084
O.P. Units                                                                                             1,763,318          1,753,580
                                                                                                 ---------------    ---------------
Fully Diluted Shares Outstanding                                                                      18,460,437         17,629,664
Weighted Avg. number of common shares outstanding                                                     16,450,912         14,656,711
Weighted Avg. effect of full conversion of O.P. units                                                  1,758,630          1,869,383
                                                                                                 ---------------    ---------------
Wtd Avg. Common Shares Outstanding and O.P. Units                                                     18,209,542         16,526,094
Preferred Shares, Nominal Value
Market Value of Shares (based on closing price)                                                 $   479,971,362    $    409,008,205
                                                                                                 ---------------    ---------------


Distribution Information


                       CY: 12/31/03        Q4:12/31/03          Q3:9/30/03         Q2:6/30/03         Q1:3/31/03        CY 12/31/02
                    ---------------    ---------------     ---------------    ---------------    ---------------    ---------------
Dividend per
  share             $        2.070     $        0.540     $         0.510    $         0.510    $         0.510    $         2.040
Annualized
  Dividend Yield
  (1)                          5.7%               6.0%                6.1%               6.8%               7.1%               7.8%
Capital Gain
  Pre-May 6                   0.096                  0                   0              0.096                      $         0.082
Capital Gain
  Post-May 5                  0.213                  0               0.055              0.158                  0
Section 1250
  Gain                        0.480                  0               0.181              0.235              0.064   $           -
Return of
  Capital/Non-
  Taxable                     0.085              0.022               0.021              0.021              0.021   $         0.134
Qualified 5
  Year Gain
  (incl. in cap.
  Gain)                         N/A                N/A                 N/A                N/A                N/A   $           -
Ordinary Income     $        1.196     $        0.518     $         0.253    $           -      $         0.425    $         1.824

                                                                                                     Q4:12/31/02        CY 12/31/01
                                                                                                 ---------------    ---------------
Dividend per share                                                                              $         0.510    $         2.040
Annualized Dividend Yield (1)                                                                               7.8%               8.8%
Capital Gain Pre-May 6                                                                          $         0.082    $         0.110
Capital Gain Post-May 5
Section 1250 Gain                                                                               $           -      $         0.129
Return of Capital/Non-Taxable                                                                   $           -      $           -
Qualified 5 Year Gain (incl. in cap. Gain)                                                      $           -      $           -
Ordinary Income                                                                                 $         0.428    $          1.801


(1) Based on closing stock price for the period.

Shareholder Information

Ten Largest Institutional Shareholders: Shares Held (1)               12/31/2003
RREEF Real Estate Securities Advisers, L.P.                            3,764,082
ING Clarion Real Estate Securities                                     1,663,258
Vanguard Group, Inc.                                                   1,229,907
Barclays Global Investors                                              1,115,380
K.G. Redding & Associates                                                952,600
Deutsche Asset Mangement Americas                                        881,980
Urdang Investment Management, Inc.                                       841,800
State Street Global Advisors                                             722,180
Manufacturers Advisers Corporation                                       699,742
Neuberger Berman, LLC                                                    620,600
TOTAL of Ten Largest Institutional:                                   12,491,529
TOTAL of all Institutional holders:                                   19,722,067
                                                                 ---------------
Ten Largest as % of Total Institutional:                                   63.3%
                                                                 ===============


(1) Based on 13F filings as of 12/31/03 or most recent filings.



                                                                 GRAPHIC OMITTED


Breakdown of Share &
Unit Ownership:
Shares Held                                                        % of 12/31/03
                                12/31/2003         12/31/2002              total
Institutional(1)                19,722,067          4,549,573              50.3%
Retail(2)                       15,293,605         12,171,843              39.0%
Insiders(3)                      4,220,109          1,739,021              10.8%
                           ---------------    ---------------    ---------------
   TOTAL                        39,235,781         18,460,437             100.0%
                           ===============    ===============    ===============

                                                                 GRAPHIC OMITTED

(1) Based on 13F filings as of 12/31/03 or most recent filings.

(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3) Insider holdings as of 12/31/03. (Shares and O.P. Units only. Excludes 475,310 exercisable options).


Share Ownership by Insiders: Shares
Held (including O.P. Units,                                                       Interim Net
Beneficial Ownership and                  As of 12/31/                           Purchases of        As of 9/25/
Exercisable Options)                             03(1)      % of Total (2)         Shares (3)              03(4)     % of Total (5)
                                       ---------------     ---------------    ---------------    ---------------    ---------------
Mark Pasquerilla                             2,397,073                6.1%                                   N/A                N/A
Ronald Rubin                                   838,848                2.1%              7,586            831,262               3.3%
George F. Rubin                                420,535                1.1%              6,526            414,009               1.6%
Leonard I. Korman                              312,785                0.8%                  -            312,785               1.2%
Edward A. Glickman                             213,230                0.5%             12,794            200,436               0.8%
Jonathan B. Weller                             152,530                0.4%           (26,662)            179,192               0.7%
Joseph F. Coradino                             111,657                0.3%           (21,547)            133,204               0.5%
Jeffrey P. Orleans                              82,748                0.2%                  -             82,748               0.3%
Jeffrey A. Linn                                 69,356                0.2%            (4,988)             74,344               0.3%
Douglas S. Grayson                              42,152                0.1%           (13,000)             55,152               0.2%
David J. Bryant                                 21,252                0.1%            (2,387)             23,639               0.1%
Lee H. Javitch                                  12,125                0.0%            (1,000)             13,125               0.1%
Bruce Goldman                                   10,753                0.0%                142             10,611               0.0%
Rosemarie B. Greco                               7,125                0.0%                  -              7,125               0.0%
Ira Lubert                                       3,250                0.0%                  -              3,250               0.0%
                                       ---------------     ---------------    ---------------    ---------------    ---------------
   TOTAL                                     4,695,419               12.0%           (42,536)          2,340,882               9.2%
                                       ===============     ===============    ===============    ===============    ===============


(1) Source of Insider Ownership: S-4 SEC filing dated October 1, 2003 and Company records.

(2) Based on fully diluted shares outstanding as of December 31, 2003.

(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(4) Source of Insider Ownership: S-4 SEC filing dated October 1, 2003.

(5) Based on fully diluted shares outstanding as of September 30, 2003.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                     [GRAPHIC OMITTED]         [GRAPHIC OMITTED]

MARKET CAPITALIZATION

                                        December 31,     September 30,                                           December 31,
                                                2003              2003     June 30, 2003     March 31, 2003              2002
                                      --------------    --------------    --------------     --------------    --------------
EQUITY CAPITALIZATION
Shares Outstanding                        35,544,265        23,480,595        16,837,304         16,753,614        16,697,119
O.P. Units Outstanding                     3,691,516         2,056,861         2,057,618          1,763,320         1,763,318
                                      --------------    --------------    --------------     --------------    --------------
TOTAL Shares and O.P. Units               39,235,781        25,537,456        18,894,922         18,516,934        18,460,437
Market Price (at end of period)      $         36.30   $         33.45    $        29.95    $         28.65   $         26.00
Preferred Shares, Nominal Value      $   123,750,000
Equity Market Capitalization         $ 1,548,008,850   $   854,227,903    $  565,902,914    $   530,510,159   $   479,971,362
DEBT CAPITALIZATION
Unsecured Debt Balance               $   170,000,000                      $   20,249,935    $            --   $            --
Secured Debt Balance                   1,396,262,538       739,061,360       816,864,718        625,117,601       617,279,770
                                      --------------    --------------    --------------     --------------    --------------
Debt Capitalization                  $ 1,566,262,538   $   739,061,360    $  837,114,653    $   625,117,601   $   617,279,770
                                      --------------    --------------    --------------     --------------    --------------

TOTAL MARKET CAPITALIZATION          $ 3,114,271,388   $ 1,593,289,263    $1,403,017,567    $ 1,155,627,760   $ 1,097,251,132
                                      ==============    ==============    ==============     ==============    ==============
Preferred Shares/Total Market
  Capitalization                                 4.0%
Shares and O.P. Units/Total
  Market capitalization                         45.7%
Debt Capitalization/Total Market
  Capitalization                                50.3%             46.4%             59.7%              54.1%             56.3%
Equity Capitalization/Total
  Market Capitalization                         49.7%             53.6%             40.3%              45.9%             43.7%
Unsecured Debt Balance/Total Debt               10.9%              0.0%              2.4%               0.0%              0.0%

                                        December 31,
                                                2001
                                      --------------
EQUITY CAPITALIZATION
Shares Outstanding                        15,876,084
O.P. Units Outstanding                     1,753,580
                                      --------------
TOTAL Shares and O.P. Units               17,629,664
Market Price (at end of period)      $         23.20
Preferred Shares, Nominal Value
Equity Market Capitalization         $  409,008,205
DEBT CAPITALIZATION
Unsecured Debt Balance               $         --
Secured Debt Balance                     506,175,818
                                      --------------
Debt Capitalization                  $   506,175,818
                                      --------------
TOTAL MARKET CAPITALIZATION          $   915,184,023
                                      ==============
Preferred Shares/Total Market
  Capitalization
Shares and O.P. Units/Total
  Market capitalization
Debt Capitalization/Total Market
  Capitalization                                55.3%
Equity Capitalization/Total
  Market Capitalization                         44.7%
Unsecured Debt Balance/Total Debt                0.0%

                                                               [GRAPHIC OMITTED]

CAPITAL RESOURCES

                                        December 31,     September 30,                                           December 31,
                                                2003              2003     June 30, 2003     March 31, 2003              2002
                                      --------------    --------------    --------------     --------------    --------------
Cash on Hand                         $    52,534,598   $    43,512,963    $   15,035,033    $    14,015,658   $    18,628,137
Line of Credit Capacity (1)          $   500,000,000   $   200,000,000    $  200,000,000    $   200,000,000   $   200,000,000
   Amount Used (includes letters
   of credit)                           (170,500,000)         (673,671)     (118,573,671)      (147,573,671)     (131,473,671)
                                      --------------    --------------    --------------     --------------    --------------
   Available LOC (2)                 $   329,500,000   $   199,326,329    $   81,426,329    $    52,426,329   $    68,526,329
Shelf Registration                   $ 1,000,000,000   $   500,000,000    $  500,000,000    $   500,000,000   $   500,000,000
   Amount Used                          (344,146,042)     (344,146,042)     (155,977,292)      (155,977,292)     (155,977,292)
                                      --------------    --------------    --------------     --------------    --------------

   Available Shelf                   $   655,853,958   $   155,853,958    $  344,022,708    $   344,022,708   $   344,022,708
                                      --------------    --------------    --------------     --------------    --------------
TOTAL CAPITAL RESOURCES              $ 1,037,888,556   $   398,693,250    $  440,484,070    $   410,464,695   $   431,177,174
                                      ==============    ==============    ==============     ==============    ==============

                                        December 31,
                                                2001
                                      --------------
Cash on Hand                         $   16,242,450
Line of Credit Capacity (1)          $  175,000,000
   Amount Used (includes letters
   of credit)                          (100,168,659)
                                      --------------
   Available LOC (2)                 $   74,831,341
Shelf Registration                   $  200,000,000
   Amount Used                         (148,925,000)
                                      --------------
   Available Shelf                   $   51,075,000
                                      --------------
TOTAL CAPITAL RESOURCES              $   142,148,791
                                      ==============


(1) In connection with its acquisition of the Rouse properties, the Company obtained a $25 million unsecured Line of Credit of which $25 million was available on September 30, 2003.

(2) The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)
BALANCE SHEET
(Wholly Owned vs. JVs)

                                                                            December 31, 2003
                                           -----------------------------------------------------------------------------------
                                                        PREIT             PREIT's %             Corporate             Combined
                                                 Wholly Owned            of JVs (5)                                      TOTAL
                                           ------------------    ------------------    ------------------   ------------------
ASSETS
Investments in Real Estate, at cost
  Retail Properties                        $    2,382,753,911    $      133,107,107                     -   $    2,515,861,018
  Multifamily Properties                                    -                     -                     -                    -
  Industrial Properties                             2,504,211                     -                     -            2,504,211
  Construction In Progress                         20,230,813             1,506,178                     -           21,736,991
                                           ------------------    ------------------    ------------------   ------------------
    TOTAL INVESTMENTS IN REAL ESTATE            2,405,488,935           134,613,285                     -        2,540,102,220
  Accumulated Depreciation                        (78,416,266)          (31,652,085)                    -         (110,068,351)
                                           ------------------    ------------------    ------------------   ------------------
Net Real Estate                                 2,327,072,669           102,961,200                     -        2,430,033,869
                                           ------------------    ------------------    ------------------   ------------------
Advances to Partnerships and Joint
 Ventures                                                   -                     -                                          -
                                           ------------------    ------------------    ------------------   ------------------
                                                2,327,072,669           102,961,200                     -        2,430,033,869
                                           ------------------    ------------------    ------------------   ------------------
Allowance for Possible Losses                                                                                                -
                                           ------------------    ------------------    ------------------   ------------------
                                                2,327,072,669           102,961,200                     -        2,430,033,869
                                           ------------------    ------------------    ------------------   ------------------
Other Assets:
  Cash and Cash Equivalents                        13,580,334             3,905,956            35,048,308           52,534,598
  Rents and Other Receivables                      22,860,444             7,991,132             4,814,392           35,665,968
  Assets held for sale                             37,686,662                                           -           37,686,662
  Acquired Lease Assets                                                                                                      -
  Intangible Assets(1)                            172,502,487                                   9,041,888          181,544,375
  Deferred Costs, Prepaid Taxes & Exp. &
    Other Assets(2)                                41,095,944            11,942,821             8,668,393           61,707,158
                                           ------------------    ------------------    ------------------   ------------------
TOTAL OTHER ASSETS                                287,725,871            23,839,909            57,572,981          369,138,761
                                           ------------------    ------------------    ------------------   ------------------
TOTAL ASSETS                                    2,614,798,540           126,801,109            57,572,981        2,799,172,630
                                           ------------------    ------------------    ------------------   ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage Notes Payable                        1,211,192,636           109,581,659                     -        1,320,774,295
  Mortgage Debt Premium(3)                         75,488,243                     -                                 75,488,243
  Bank Loans Payable                                        -                     -           170,000,000          170,000,000
  Acquisition Term Loan & Unsecured Line
    of Credit                                               -                     -                     -                    -
  Construction Loans
  Liabilities Related to Assets held for
    sale                                            5,840,385                                           -            5,840,385
  Other Liabilities(4)                             46,107,438             4,110,496            40,566,634           90,784,568
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES                               1,338,628,702           113,692,155           210,566,634        1,662,887,491
                                           ------------------    ------------------    ------------------   ------------------
Minority Interest                                   8,590,978                     -           104,060,548          112,651,526
                                           ------------------    ------------------    ------------------   ------------------
Shareholders' Equity:
  Shares of Beneficial Interest at $1 Par                   -                     -            35,544,280           35,544,280
  Preferred Shares $0.01 Par                                                                       24,750               24,750
  Capital Contributed in Excess of Par                      -                     -           877,444,615          877,444,615
  Restricted Stock                                          -                     -           (3,195,777)          (3,195,777)
  Other Comprehensive Income                                -                     -           (2,005,840)          (2,005,840)
  Retained Earnings (Distributions in
    Excess of Net Income)                                   -                     -           115,821,585          115,821,585
                                           ------------------    ------------------    ------------------   ------------------
TOTAL SHAREHOLDERS' EQUITY                                  -                     -         1,023,633,613        1,023,633,613
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                   $    1,347,219,680    $      113,692,155   $     1,338,260,795   $    2,799,172,630
                                           ==================    ==================    ==================   ==================

                                                                            September 30, 2003
                                           -----------------------------------------------------------------------------------
                                                        PREIT             PREIT's %             Corporate             Combined
                                                 Wholly Owned            of JVs (5)                                      TOTAL
                                           ------------------    ------------------    ------------------   ------------------
ASSETS
Investments in Real Estate, at cost
  Retail Properties                        $    1,143,102,938    $      146,787,604                     -   $    1,289,890,542
  Multifamily Properties                                    -                     -                     -                    -
  Industrial Properties                             2,504,211                     -                     -            2,504,211
  Construction In Progress                         16,110,564             1,563,289                     -           17,673,853
                                           ------------------    ------------------    ------------------   ------------------
    TOTAL INVESTMENTS IN REAL ESTATE            1,161,717,713           148,350,893                     -        1,310,068,606
  Accumulated Depreciation                        (60,922,254)          (36,454,134)                     -         (97,376,388)
                                           ------------------    ------------------    ------------------   ------------------
Net Real Estate                                 1,100,795,459           111,896,759                     -        1,212,692,218
                                           ------------------    ------------------    ------------------   ------------------
Advances to Partnerships and Joint
  Ventures                                                  -                     -             1,200,000            1,200,000
                                           ------------------    ------------------    ------------------   ------------------
                                                1,100,795,459           111,896,759             1,200,000        1,213,892,218
                                           ------------------    ------------------    ------------------   ------------------
  Allowance for Possible Losses                             -                     -                                          -
                                           ------------------    ------------------    ------------------   ------------------
                                                1,100,795,459           111,896,759             1,200,000        1,213,892,218
                                           ------------------    ------------------    ------------------   ------------------
Other Assets:
  Cash and Cash Equivalents                        10,042,912             5,113,326            28,356,725           43,512,963
  Rents and Other Receivables                      11,108,819             8,570,389             2,230,635           21,909,843
  Assets held for sale                                                                                  -                    -
  Acquired Lease Assets
  Intangible Assets(1)                             46,915,709                                   9,041,888           55,957,597
  Deferred Costs, Prepaid Taxes & Exp. &
    Other Assets(2)                                32,647,874            12,102,884             8,979,808           53,730,566
                                           ------------------    ------------------    ------------------   ------------------
TOTAL OTHER ASSETS                                100,715,314            25,786,599            48,609,056          175,110,969
                                           ------------------    ------------------    ------------------   ------------------
TOTAL ASSETS                                    1,201,510,773           137,683,358            49,809,056        1,389,003,187
                                           ------------------    ------------------    ------------------   ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage Notes Payable                          620,535,498           118,525,862                     -          739,061,360
  Mortgage Debt Premium(3)
  Bank Loans Payable                                                                                    -                    -
  Acquisition Term Loan & Unsecured Line
    of Credit                                               -                     -                     -                    -
  Construction Loans
  Liabilities Related to Assets held for
    sale                                              915,292                36,458                     -              951,750
  Other Liabilities(4)                             25,504,728             4,429,363            12,458,923           42,393,014
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES                                 646,955,518           122,991,683            12,458,923          782,406,124
                                           ------------------    ------------------    ------------------   ------------------
Minority Interest                                   5,991,467                     -            58,270,123           64,261,590
                                           ------------------    ------------------    ------------------   ------------------
Shareholders' Equity:
  Shares of Beneficial Interest at $1 Par                   -                     -            23,480,595           23,480,595
  Preferred Shares $0.01 Par
  Capital Contributed in Excess of Par                      -                     -           407,738,529          407,738,529
  Restricted Stock                                          -                     -           (3,901,106)          (3,901,106)
  Other Comprehensive Income                                -                     -           (1,928,590)          (1,928,590)
  Retained Earnings (Distributions in
    Excess of Net Income)                                   -                     -           116,946,045          116,946,045
                                           ------------------    ------------------    ------------------   ------------------
TOTAL SHAREHOLDERS' EQUITY                                  -                     -           542,335,473          542,335,473
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                   $      652,946,985    $      122,991,683   $       613,064,519   $    1,389,003,187
                                           ==================    ==================    ==================   ==================

                                                                            December 31, 2002
                                           -----------------------------------------------------------------------------------
                                                        PREIT             PREIT's %             Corporate             Combined
                                                 Wholly Owned            of JVs (5)                                      TOTAL
                                           ------------------    ------------------    ------------------   ------------------
ASSETS
Investments in Real Estate, at cost
  Retail Properties                        $      423,046,545    $      197,299,357                     -   $      620,345,902
  Multifamily Properties                          290,606,714            14,728,865                     -          305,335,579
  Industrial Properties                             2,504,211                     -                     -            2,504,211
  Construction In Progress                         23,271,863             1,554,110                     -           24,825,973
                                           ------------------    ------------------    ------------------   ------------------
    TOTAL INVESTMENTS IN REAL ESTATE              739,429,333           213,582,332                     -          953,011,665
  Accumulated Depreciation                       (136,733,257)          (43,759,779)                    -        (180,493,036)
                                           ------------------    ------------------    ------------------   ------------------
Net Real Estate                                   602,696,076           169,822,553                     -          772,518,629
                                           ------------------    ------------------    ------------------   ------------------
Advances to Partnerships and Joint
  Ventures                                                  -                     -               105,309              105,309
                                           ------------------    ------------------    ------------------   ------------------
                                                  602,696,076           169,822,553               105,309          772,623,938
                                           ------------------    ------------------    ------------------   ------------------
  Allowance for Possible Losses                             -                     -                                          -
                                           ------------------    ------------------    ------------------   ------------------
                                                  602,696,076           169,822,553               105,309          772,623,938
                                           ------------------    ------------------    ------------------   ------------------
Other Assets:
  Cash and Cash Equivalents                         7,342,523             5,075,355             6,210,259           18,628,137
  Rents and Other Receivables                       8,847,093            10,122,016             4,395,970           23,365,079
  Assets held for sale                                      -                     -                     -                    -
  Acquired Lease Assets
  Intangible Assets(1)                                                                         16,679,886           16,679,886
  Deferred Costs, Prepaid Taxes & Exp. &
    Other Assets(2)                                18,306,800            13,981,793            13,822,873           46,111,466
                                           ------------------    ------------------    ------------------   ------------------
TOTAL OTHER ASSETS                                 34,496,416            29,179,164            41,108,988          104,784,568
                                           ------------------    ------------------    ------------------   ------------------
TOTAL ASSETS                                      637,192,492           199,001,717            41,214,297          877,408,506
                                           ------------------    ------------------    ------------------   ------------------
                                                   48,809,559
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage Notes Payable                          319,751,324           166,728,446                     -          486,479,770
  Mortgage Debt Premium(3)
  Bank Loans Payable                              119,229,707            11,570,293                                130,800,000
  Acquisition Term Loan & Unsecured Line
    of Credit                                               -                     -                     -                    -
  Construction Loans                                                                                                         -
  Liabilities Related to Assets held for
    sale                                                    -                     -                     -                    -
  Other Liabilities(4)                             17,687,633             7,016,897            14,939,232           39,643,762
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES                                 456,668,664           185,315,636            14,939,232          656,923,532
                                           ------------------    ------------------    ------------------   ------------------
Minority Interest                                     126,715                     -            32,345,722           32,472,437
                                           ------------------    ------------------    ------------------   ------------------
Shareholders' Equity:
  Shares of Beneficial Interest at $1 Par                   -                     -            16,697,117           16,697,117
  Preferred Shares $0.01 Par
  Capital Contributed in Excess of Par                      -                     -           216,768,855          216,768,855
  Restricted Stock                                          -                     -            (2,513,191)          (2,513,191)
  Other Comprehensive Income                                -                     -            (4,365,728)          (4,365,728)
  Retained Earnings (Distributions in
    Excess of Net Income)                                   -                     -           (38,574,516)         (38,574,516)
                                           ------------------    ------------------    ------------------   ------------------
TOTAL SHAREHOLDERS' EQUITY                                  -                     -           188,012,537          188,012,537
                                           ------------------    ------------------    ------------------   ------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                   $      456,795,379    $      185,315,636   $       235,297,491   $      877,408,506
                                           ==================    ==================    ==================   ==================

(1) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(2) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(3) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is market to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(5) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

    NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

BALANCE SHEET(1)
(Line of Business)

                                                                        December 31, 2003
                                     ----------------------------------------------------------------------------------------
                                                             Power and                                                  Other
                                               Malls     Strip Centers      Total Retail        Multifamily        Properties
                                      --------------    --------------    --------------     --------------    --------------
ASSETS
Investments in Real Estate, at
  cost                               $ 2,217,101,551   $   298,759,467    $2,515,861,018    $             -   $    24,241,202
                                      --------------    --------------    --------------     --------------    --------------
Accumulated Depreciation                (68,469,015)      (39,522,565)     (107,991,580)                  -       (2,076,771)
                                      --------------    --------------    --------------     --------------    --------------
Net Real Estate                        2,148,632,536       259,236,902     2,407,869,438                  -        22,164,431
                                      --------------    --------------    --------------     --------------    --------------
Investments in PREIT-RUBIN
Advances to Partnerships and
  Joint Ventures                                   -                                   -                  -                 -
Advances to PREIT-RUBIN                                                                -
                                      --------------    --------------    --------------     --------------    --------------
                                       2,148,632,536       259,236,902     2,407,869,438                  -        22,164,431
                                      --------------    --------------    --------------     --------------    --------------
  Allowance for Possible Losses                    -                                                      -                 -
                                      --------------    --------------    --------------     --------------    --------------
                                       2,148,632,536       259,236,902     2,407,869,438                  -        22,164,431
                                      --------------    --------------    --------------     --------------    --------------
Other Assets:
Cash                                      13,158,371         4,327,918        17,486,289
Assets held for sale                      37,686,662                 -        37,686,662
Intangible Assets (2)                    172,502,487                 -       172,502,487
Other Assets, Net (3)                     42,915,526        24,994,311        67,909,837                           15,980,505
                                      --------------    --------------    --------------     --------------    --------------
Total Other Assets                       266,263,046        29,322,229       295,585,275                  -        15,980,505
                                      --------------    --------------    --------------     --------------    --------------
TOTAL ASSETS                           2,414,895,582       288,559,131     2,703,454,713                  -        38,144,936
                                      ==============    ==============    ==============     ==============    ==============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
  Mortgage Notes Payable               1,307,057,501        89,205,037     1,396,262,538                  -                 -
                                                                                       -                  -                 -
  Bank Loans Payable                                                                   -                  -                 -
  Acquisition Term Loan &Unsecured
    Line of Credit                                 -                                   -                  -                 -
  Construction Loans                               -                 -                 -                  -                 -
  Liabilities Related to Assets
  held for sale                            5,840,385                           5,840,385                  -                 -
Other Liabilities (4)                     40,094,056         6,010,869        46,104,925                  -         4,113,008
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES                      1,352,991,942        95,215,906     1,448,207,848                  -         4,113,008
                                      --------------    --------------    --------------     --------------    --------------
Minority Interest                          8,464,264           126,715         8,590,979                                    -
                                      --------------    --------------    --------------     --------------    --------------
Shareholders' Equity:
  Shares of Beneficial Interest at
    $1 Par                                         -                                   -                  -                 -
  Preferred Shares $0.01 Par
  Capital Contributed in Excess of
    Par                                            -                                   -                  -                 -
  Restricted Stock                                 -                                   -                  -                 -
Other Comprehensive Income                         -                                   -                  -                 -
  Retained Earnings (Distributions
    in Excess of Net Income)                       -                                   -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL SHAREHOLDERS' EQUITY                         -                 -                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY               $ 1,361,456,206   $    95,342,621    $1,456,798,827    $             -   $     4,113,008
                                      ==============    ==============    ==============     ==============    ==============

                                             December 31, 2003                            September 30, 2003
                                     ---------------------------------    ---------------------------------------------------
                                                              Combined                                                  Other
                                           Corporate             TOTAL            Retail        Multifamily        Properties
                                      --------------    --------------    --------------     --------------    --------------
ASSETS
Investments in Real Estate, at
  cost                               $             -   $ 2,540,102,220    $1,289,890,542    $             -   $    20,178,064
                                      --------------    --------------    --------------     --------------    --------------
Accumulated Depreciation                           -     (110,068,351)      (95,312,157)                          (2,064,231)
                                      --------------    --------------    --------------     --------------    --------------
Net Real Estate                                    -     2,430,033,869     1,194,578,385                  -        18,113,833
                                      --------------    --------------    --------------     --------------    --------------
Investments in PREIT-RUBIN
Advances to Partnerships and
  Joint Ventures                                   -                 -                 -                  -                 -
Advances to PREIT-RUBIN
                                      --------------    --------------    --------------     --------------    --------------
                                                   -     2,430,033,869     1,194,578,385                  -        18,113,833
                                      --------------    --------------    --------------     --------------    --------------
  Allowance for Possible Losses                    -                 -                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
                                                   -     2,430,033,869     1,194,578,385                  -        18,113,833
                                      --------------    --------------    --------------     --------------    --------------
Other Assets:
Cash                                      35,048,308        52,534,597        14,448,465            707,773
Assets held for sale                               -        37,686,662                                    -
Intangible Assets (2)                      9,041,888       181,544,375        46,915,709
Other Assets, Net (3)                     13,482,785        97,373,127        53,567,903            469,242        10,392,821
                                      --------------    --------------    --------------     --------------    --------------
Total Other Assets                        57,572,981       369,138,761       114,932,077          1,177,015        10,392,821
                                      --------------    --------------    --------------     --------------    --------------
TOTAL ASSETS                              57,572,981     2,799,172,630     1,309,510,462          1,177,015        28,506,654
                                      ==============    ==============    ==============     ==============    ==============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
  Mortgage Notes Payable                           -     1,396,262,538       739,061,360                  -                 -
                                                                     -
  Bank Loans Payable                     170,000,000       170,000,000
  Acquisition Term Loan &Unsecured
    Line of Credit                                 -                 -                 -                  -                 -
  Construction Loans                               -                 -                 -                  -                 -
Liabilities Related to Assets
  held for sale                                    -         5,840,385                 -            951,750                 -
Other Liabilities (4)                     40,566,634        90,784,567        27,237,935                            2,696,156
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES                        210,566,634     1,662,887,490       766,299,295            951,750         2,696,156
                                      --------------    --------------    --------------     --------------    --------------
Minority Interest                        104,060,548       112,651,527         5,991,467                                    -
                                      --------------    --------------    --------------     --------------    --------------
Shareholders' Equity:
  Shares of Beneficial Interest at
    $1 Par                                35,544,280        35,544,280                 -                  -                 -
  Preferred Shares $0.01 Par                  24,750            24,750
  Capital Contributed in Excess of
    Par                                  877,444,615       877,444,615                 -                  -                 -
  Restricted Stock                       (3,195,777)       (3,195,777)                 -                  -                 -
Other Comprehensive Income               (2,005,840)       (2,005,840)                 -                  -                 -
  Retained Earnings (Distributions
    in Excess of Net Income)             115,821,585       115,821,585                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL SHAREHOLDERS' EQUITY             1,023,633,613     1,023,633,613                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY               $ 1,338,260,795   $ 2,799,172,630    $  772,290,762    $       951,750   $     2,696,156
                                      ==============    ==============    ==============     ==============    ==============

                                            September 30, 2003                             December 31, 2002
                                     ---------------------------------    ---------------------------------------------------
                                                              Combined                                                  Other
                                           Corporate             TOTAL            Retail        Multifamily        Properties
                                      --------------    --------------    --------------     --------------    --------------
ASSETS
Investments in Real Estate, at
  cost                               $             -   $ 1,310,068,606    $  620,345,902    $   305,335,579   $    27,330,184
                                      --------------    --------------    --------------     --------------    --------------
Accumulated Depreciation                           -      (97,376,388)      (79,121,149)       (99,346,274)       (2,025,613)
                                      --------------    --------------    --------------     --------------    --------------
Net Real Estate                                    -     1,212,692,218       541,224,753        205,989,305        25,304,571
                                      --------------    --------------    --------------     --------------    --------------
Investments in PREIT-RUBIN
Advances to Partnerships and
  Joint Ventures                           1,200,000         1,200,000                 -                  -                 -
Advances to PREIT-RUBIN
                                      --------------    --------------    --------------     --------------    --------------
                                           1,200,000     1,213,892,218       541,224,753        205,989,305        25,304,571
                                      --------------    --------------    --------------     --------------    --------------
  Allowance for Possible Losses                    -                 -                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
                                           1,200,000     1,213,892,218       541,224,753        205,989,305        25,304,571
                                      --------------    --------------    --------------     --------------    --------------
Other Assets:
Cash                                      28,356,725        43,512,963         8,812,330          3,629,864          (24,316)
Assets held for sale                                                 -
Intangible Assets (2)                      9,041,888        55,957,597
Other Assets, Net (3)                     11,210,443        75,640,409        42,129,659          9,098,594            29,449
                                      --------------    --------------    --------------     --------------    --------------
Total Other Assets                        48,609,056       175,110,969        50,941,989         12,728,458             5,133
                                      --------------    --------------    --------------     --------------    --------------
TOTAL ASSETS                              49,809,056     1,389,003,187       592,166,742        218,717,763        25,309,704
                                      ==============    ==============    ==============     ==============    ==============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
  Mortgage Notes Payable                           -       739,061,360       280,092,311        206,387,459                 -
  Bank Loans Payable                               -                 -        94,712,082          2,500,000        33,587,919
  Acquisition Term Loan &Unsecured
    Line of Credit                                 -                 -                 -                  -                 -
  Construction Loans                               -                 -                 -                  -                 -
Liabilities Related to Assets
  held for sale                                    -           951,750                 -                  -                 -
Other Liabilities (4)                     12,458,923        42,393,014        14,288,005          5,270,638         5,145,887
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES                         12,458,923       782,406,124       389,092,398        214,158,097        38,733,806
                                      --------------    --------------    --------------     --------------    --------------
Minority Interest                         58,270,123        64,261,590           126,715                                    -
                                      --------------    --------------    --------------     --------------    --------------
Shareholders' Equity:
  Shares of Beneficial Interest at
    $1 Par                                23,480,595        23,480,595                 -                  -                 -
  Preferred Shares $0.01 Par
  Capital Contributed in Excess of
    Par                                  407,738,529       407,738,529                 -                  -                 -
  Restricted Stock                       (3,901,106)       (3,901,106)                 -                  -                 -
Other Comprehensive Income               (1,928,590)       (1,928,590)                 -                  -                 -
  Retained Earnings (Distributions
    in Excess of Net Income)             116,946,045       116,946,045                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL SHAREHOLDERS' EQUITY               542,335,473       542,335,473                 -                  -                 -
                                      --------------    --------------    --------------     --------------    --------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY               $   613,064,519   $ 1,389,003,187    $  389,219,113    $   214,158,097   $    38,733,806
                                      ==============    ==============    ==============     ==============    ==============

                                             December 31, 2002
                                     ---------------------------------
                                                              Combined
                                           Corporate             TOTAL
                                      --------------    --------------
ASSETS
Investments in Real Estate, at
  cost                               $             -   $   953,011,665
                                      --------------    --------------
Accumulated Depreciation                           -     (180,493,036)
                                      --------------    --------------
Net Real Estate                                    -       772,518,629
                                      --------------    --------------
Investments in PREIT-RUBIN
Advances to Partnerships and
  Joint Ventures                             105,309           105,309
Advances to PREIT-RUBIN
                                      --------------    --------------
                                             105,309       772,623,938
                                      --------------    --------------
Allowance for Possible Losses                      -                 -
                                      --------------    --------------
                                             105,309       772,623,938
                                      --------------    --------------
Other Assets:
Cash                                       6,210,259        18,628,137
Assets held for sale                                                 -
Intangible Assets (2)                     16,679,886        16,679,886
Other Assets, Net (3)                     18,218,843        69,476,545
                                      --------------    --------------
Total Other Assets                        41,108,988       104,784,568
                                      --------------    --------------
TOTAL ASSETS                              41,214,297       877,408,506
                                      ==============    ==============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
Mortgage Notes Payable                             -       486,479,770
Bank Loans Payable                                 -       130,800,000
Acquisition Term Loan &Unsecured
  Line of Credit                                   -                 -
Construction Loans                                 -                 -
Liabilities Related to Assets
  held for sale                                    -                 -
Other Liabilities (4)                     14,939,232        39,643,762
                                      --------------    --------------
TOTAL LIABILITIES                         14,939,232       656,923,532
                                      --------------    --------------
Minority Interest                         32,345,722        32,472,437
                                      --------------    --------------
Shareholders' Equity:
Shares of Beneficial Interest at
  $1 Par                                  16,697,117        16,697,117
Preferred Shares $0.01 Par
Capital Contributed in Excess of
  Par                                    216,768,855       216,768,855
Restricted Stock                         (2,513,191)       (2,513,191)
Other Comprehensive Income               (4,365,728)       (4,365,728)
Retained Earnings (Distributions
  in Excess of Net Income)              (38,574,516)      (38,574,516)
                                      --------------    --------------
TOTAL SHAREHOLDERS' EQUITY               188,012,537       188,012,537
                                      --------------    --------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY               $   235,297,491   $   877,408,506
                                      ==============    ==============


(1) Includes PREIT's percent of JVs that is"grossed up"to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the"gross up"by applying its percentage ownership interest to the historical financial statements of its equity method investments.

    The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

(2) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is market to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(2) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits.

    Accrued Expenses and Other Liabilities.

    NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

INCOME STATEMENT(1)(2)
QUARTERLY COMPARISON
(Wholly Owned vs. JV)

                                                                      Q4 03 (3 months ended 12/31/03)
                                         ----------------------------------------------------------------------------------------
                                                    Wholly Owned                             JVs                     Corporate
                                         ---------------------------------    ---------------------------------    --------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)            $    50,838,550                      $     5,419,424                     $             -
Straight-Lining of Base Rents                  1,058,632                              (3,327)                                   -
Percentage Rents                               3,474,981                               15,832                                   -
Lease Termination                                744,306                                    -                                   -
Expense Recoveries & Other Income             26,370,619                            2,222,547                                   -
                                         ----------------------------------------------------------------------------------------
TOTAL REVENUES                                82,487,088               92%          7,654,476                8%   $             -
                                         ----------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                     22,382,595                            1,941,169                                   -
Real Estate Taxes                              7,026,507                              669,198                                   -
Minority Interest in Properties                  383,601                                    -
                                         ----------------------------------------------------------------------------------------
TOTAL EXPENSES                                29,792,703               92%          2,610,367                8%                 -
                                         ----------------------------------------------------------------------------------------
NET OPERATING INCOME                          52,694,385               91%          5,044,109                9%                 -
                                         ----------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                             -                                    -                           4,048,766
Interest Income                                        -                                    -                             335,524
General & Administrative:
Corporate Payroll(3)                                   -                                    -                         (9,538,925)
Other G&A Expenses(3)                                  -                                    -                         (8,461,798)
Earnings before interest expenses,
taxes, depreciation and amortization          52,694,385              119%          5,044,109               11%      (13,616,433)
Interest Expense(4)(5)                      (13,107,191)                          (2,190,986)                         (1,033,909)
Depreciation & Amortization                 (17,917,055)                          (1,243,672)                                   -
                                         ----------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)               (31,024,246)                          (3,434,658)                         (1,033,909)
                                         ----------------------------------------------------------------------------------------
Gains (losses) on sales of interests
in Real Estate                                                                      4,457,176                                   -
Income before Minority Interest               21,670,139                            6,066,627                        (14,650,342)
Minority Interest of O.P. Unitholders                  -                                    -                         (1,198,594)
Income from Operations                        21,670,139                            6,066,627                        (15,848,936)
Discontinued Operations:
Income from Disposed Real Estate                                                            -
Minority Interest of O.P. Unitholders                                                                                   (580,392)
Gain (losses) on Disposition of
Discontinued Operations                          194,441
                                         ----------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                    194,441                                    -                           (580,392)
                                         ----------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                                                                                                         -
                                         ----------------------------------------------------------------------------------------
NET INCOME                               $    21,864,580              190%    $     6,066,627               53%   $  (16,429,328)
                                         ========================================================================================

                                          Q4 03 (3 months ended 12/31/03)               Q4 02 (3 months ended 12/31/02)
                                          --------------------------------     --------------------------------------------------
                                                                  Combined            TOTAL %
                                            Corporate                TOTAL             CHANGE              Wholly Owned
                                          --------------    --------------     --------------   ---------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                                   56,257,974              67.5%   $    25,594,333
Straight-Lining of Base Rents                                    1,055,305             254.3%           244,804
Percentage Rents                                                 3,490,813             175.1%         1,025,322
Lease Termination                                                  744,306                N/A          (37,538)
Expense Recoveries & Other Income                               28,593,166             251.8%         5,095,910
                                         ----------------------------------------------------------------------------------------
TOTAL REVENUES                                        0%        90,141,564             108.3%        31,922,831               74%
                                         ----------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                       24,323,764             116.3%         8,014,338
Real Estate Taxes                                                7,695,705             123.6%         2,553,492
Minority Interest in Properties                                    383,601                N/A
                                         ----------------------------------------------------------------------------------------
TOTAL EXPENSES                                        0%        32,403,070             120.6%        10,567,830               72%
                                         ----------------------------------------------------------------------------------------
NET OPERATING INCOME                                  0%        57,738,494             101.9%        21,355,001               75%
                                         ----------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                       4,048,766              -4.4%                 -
Interest Income                                                    335,524              74.8%                 -
General & Administrative:
Corporate Payroll(3)                                           (9,538,925)             180.9%                 -
Other G&A Expenses(3)                                          (8,461,798)             180.9%                 -
Earnings before interest expenses,
taxes, depreciation and amortization                -31%        44,122,061              65.8%        21,355,001               80%
Interest Expense(4)(5)                                        (16,332,086)              48.8%       (7,372,176)
Depreciation & Amortization                                   (19,160,727)             155.4%       (5,872,491)
                                         ----------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                 (35,492,813)              92.1%      (13,244,667)
                                         ----------------------------------------------------------------------------------------
Gains (losses) on sales of interests
in Real Estate                                                   4,457,176                N/A
Income before Minority Interest                                 13,086,424              60.9%         8,110,334
Minority Interest of O.P. Unitholders                          (1,198,594)              51.9%                 -
Income from Operations                                          11,887,830              61.9%         8,110,334
Discontinued Operations:
Income from Disposed Real Estate                                         -                N/A          (17,217)
Minority Interest of O.P. Unitholders                            (580,392)                N/A
Gain (losses) on Disposition of
Discontinued Operations                                            194,441                N/A
                                         ----------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                    (385,951)                N/A          (17,217)
                                         ----------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                                                  -                N/A
                                         ----------------------------------------------------------------------------------------
NET INCOME                                         -143%   $    11,501,879              56.9%   $     8,093,117              110%
                                         ========================================================================================

                                                                      Q4 02 (3 months ended 12/31/02)
                                         ----------------------------------------------------------------------------------------
                                                                                                                         Combined
                                                        JVs                               Corporate                         TOTAL
                                         ---------------------------------    ---------------------------------    --------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)            $     7,994,055                      $             -                     $    33,588,388
Straight-Lining of Base Rents                     53,050                                    -                             297,854
Percentage Rents                                 243,602                                    -                           1,268,924
Lease Termination                                 36,000                                    -                             (1,538)
Expense Recoveries & Other Income              3,032,121                                    -                           8,128,031
                                         ----------------------------------------------------------------------------------------
TOTAL REVENUES                                11,358,828               26%    $             -                0%        43,281,659
                                         ----------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                      3,232,048                                    -                          11,246,386
Real Estate Taxes                                887,884                                    -                           3,441,376
Minority Interest in Properties
                                         ----------------------------------------------------------------------------------------
TOTAL EXPENSES                                 4,119,932               28%                  -                0%        14,687,762
                                         ----------------------------------------------------------------------------------------
NET OPERATING INCOME                           7,238,896               25%                  -                0%        28,593,897
                                         ----------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                             -                            4,233,533                           4,233,533
Interest Income                                        -                              191,895                             191,895
General & Administrative:
Corporate Payroll(3)                                   -                          (3,395,954)                         (3,395,954)
Other G&A Expenses(3)                                  -                          (3,012,605)                         (3,012,605)
Earnings before interest expenses,
taxes, depreciation and amortization           7,238,896               27%        (1,983,131)               -7%        26,610,766
Interest Expense(4)(5)                       (3,604,559)                                    -                        (10,976,735)
Depreciation & Amortization                  (1,630,536)                                                              (7,503,027)
                                         ----------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                (5,235,095)                                    -                        (18,479,762)
                                         ----------------------------------------------------------------------------------------
Gains (losses) on sales of interests
in Real Estate                                                                              -                                   -
Income before Minority Interest                2,003,801                          (1,983,131)                           8,131,004
Minority Interest of O.P. Unitholders                  -                            (789,137)                           (789,137)
Income from Operations                         2,003,801                          (2,772,268)                           7,341,867
Discontinued Operations:
Income from Disposed Real Estate                       -                                    -                            (17,217)
Minority Interest of O.P. Unitholders                                                   6,605                               6,605
Gain (losses) on Disposition of
Discontinued Operations                                                                                                         -
                                         ----------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                           6,605                            (10,612)
                                         ----------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                                -                                    -                                   -
                                         ----------------------------------------------------------------------------------------
NET INCOME                               $     2,003,801               27%    $   (2,765,663)              -38%   $     7,331,255
                                         ========================================================================================


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Includes approximately $5,900,000 in expenses associated with the merger with Crown American Realty Trust.

(4) Capitalized interest expense for the line of credit and construction loans of $338,458 not included in the quarter ended 12/31/03 and $400,079 not included in the quarter ended 12/31/02.

(5) Interest expenses from bank loans are classified as corporate in 2003.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

INCOME STATEMENT (1)(2)
YEARLY COMPARISON

(Wholly Owned vs. JV)                                                        CY 2003
                                                                    (12 months ended 12/31/03)
                                     ----------------------------------------------------------------------------------------
                                               Wholly Owned                              JVs                     Corporate
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)        $   135,727,675                      $   26,669,101                      $             -
Straight-Lining of Base Rents              2,633,353                             172,194                                    -
Percentage Rents                           4,422,624                             342,437                                    -
Lease Termination                          1,155,954                              10,995                                    -
Expense Recoveries & Other Income         55,467,932                          10,135,508                                    -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                           199,407,538               84%        37,330,235                16%   $             -
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 55,435,567                          10,472,504                                    -
Real Estate Taxes                         18,245,203                           3,174,423                                    -
Minority Interest in Properties              901,518                                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            74,582,288               85%        13,646,927                15%                 -
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                     124,825,250               84%        23,683,308                16%                 -
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                         -                                   -                           11,994,203
Interest Income                                    -                                   -                              887,180
General & Administrative:
Corporate Payroll (3)                              -                                   -                         (20,830,685)
Other G&A Expenses (3)                             -                                   -                         (19,336,946)
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
expenses, taxes, depreciation
and amortization                         124,825,250              103%        23,683,308                20%      (27,286,248)
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                 (33,511,864)                        (11,381,104)                          (7,466,709)
Depreciation & Amortization             (39,924,614)                         (5,071,443)                                    -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (73,436,478)                        (16,452,547)                          (7,466,709)
-----------------------------------------------------------------------------------------------------------------------------
Gains (losses) on sales of
interests in Real Estate                   1,111,692                          15,087,618                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest           52,500,464                          22,318,379                         (34,752,957)
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
Unitholders                                        -                                   -                          (3,298,010)
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                    52,500,464                          22,318,379                         (38,050,967)
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                                                       -
Minority Interest of O.P.
Unitholders                                                                                                      (18,848,730)
Gain (losses) on Disposition of
Discontinued Operations                  178,121,005
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS            178,121,005                                   -                         (18,848,730)
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                                                                                                     -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                           $   230,621,469              118%    $   22,318,379                11%     $(56,899,697)
-----------------------------------------------------------------------------------------------------------------------------

(Wholly Owned vs. JV)                             CY 2003                                                CY 2002
                                        (12 months ended 12/31/03)                             (12 months ended 12/31/02)
                                     ---------------------------------                      ---------------------------------
                                                           Combined          TOTAL %
                                        Corporate           TOTAL             CHANGE                  Wholly Owned
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                              162,396,776             29.4%    $    93,833,930
Straight-Lining of Base Rents                                2,805,547            169.3%            802,346
Percentage Rents                                             4,765,061             89.1%          1,947,781
Lease Termination                                            1,166,949              3.1%          1,034,247
Expense Recoveries & Other Income                           65,603,440            133.7%         16,980,821
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                    0%       236,737,773             49.5%        114,599,125               72%
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                   65,908,071             64.7%         28,493,148
Real Estate Taxes                                           21,419,626             69.5%          9,054,447
Minority Interest in Properties                                901,518               N/A
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                    0%        88,229,215             67.5%         37,547,595               71%
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                              0%       148,508,558             40.6%         77,051,530               73%
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                  11,994,203              9.0%                  -
Interest Income                                                887,180             24.8%                  -
General & Administrative:
Corporate Payroll (3)                                     (20,830,685)             47.3%                  -
Other G&A Expenses (3)                                    (19,336,946)             82.3%                  -
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
expenses, taxes, depreciation
and amortization                                -23%       121,222,310             30.9%         77,051,530               83%
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                                   (52,359,677)             25.6%       (27,204,903)
Depreciation & Amortization                               (44,996,057)             55.9%       (21,411,233)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                             (97,355,734)             38.0%       (48,616,136)
-----------------------------------------------------------------------------------------------------------------------------
Gains (losses) on sales of
interests in Real Estate                                    16,199,310               N/A
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest                             40,065,886             81.7%         28,435,394
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
Unitholders                                                (3,298,010)            161.2%                  -
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                                      36,767,876             76.8%         28,435,394
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                                     -               N/A            151,875
Minority Interest of O.P.
Unitholders                                               (18,848,730)               N/A
Gain (losses) on Disposition of
Discontinued Operations                                    178,121,005               N/A          4,085,164
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                              159,272,275               N/A          4,237,039
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                                              -               N/A
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                      -29%   $   196,040,151            727.9%    $    32,672,433              138%
-----------------------------------------------------------------------------------------------------------------------------

(Wholly Owned vs. JV)                                                        CY 2002
                                                                    (12 months ended 12/31/02)
                                     ----------------------------------------------------------------------------------------
                                                                                                                  Combined
                                                    JVs                               Corporate                    TOTAL
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)        $    31,701,490                      $            -                      $   125,535,420
Straight-Lining of Base Rents                239,348                                   -                            1,041,694
Percentage Rents                             571,784                                   -                            2,519,565
Lease Termination                             97,132                                   -                            1,131,379
Expense Recoveries & Other Income         11,095,567                                   -                           28,076,388
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                            43,705,321               28%    $            -                 0%       158,304,446
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 11,529,888                                   -                           40,023,036
Real Estate Taxes                          3,583,017                                   -                           12,637,464
Minority Interest in Properties
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            15,112,905               29%                 -                 0%        52,660,500
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      28,592,416               27%                 -                 0%       105,643,946
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                         -                          11,002,570                           11,002,570
Interest Income                                    -                             710,687                              710,687
General & Administrative:
Corporate Payroll (3)                              -                        (14,137,939)                         (14,137,939)
Other G&A Expenses (3)                             -                        (10,608,902)                         (10,608,902)
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
expenses, taxes, depreciation
and amortization                          28,592,416               31%      (13,033,584)               -14%        92,610,362
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                 (14,595,957)                             103,931                         (41,696,929)
Depreciation & Amortization              (7,446,295)                                                             (28,857,528)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (22,042,252)                             103,931                         (70,554,457)
-----------------------------------------------------------------------------------------------------------------------------
Gains (losses) on sales of
interests in Real Estate                           -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest            6,550,164                        (12,929,653)                           22,055,905
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
Unitholders                                        -                         (1,262,556)                          (1,262,556)
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                     6,550,164                        (14,192,209)                           20,793,349
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                   -                                   -                              151,875
Minority Interest of O.P.
Unitholders                                                                  (1,352,412)                          (1,352,412)
Gain (losses) on Disposition of
Discontinued Operations                                                                                             4,085,164
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                (1,352,412)                            2,884,627
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
extinguishment of debt)                            -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                           $     6,550,164               28%     $(15,544,621)               -66%   $    23,677,976
-----------------------------------------------------------------------------------------------------------------------------


(1) Includes PREIT's percent of JVs that is"grossed up"to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the"gross up"by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Includes approximately $6,400,000 in expenses associated with the acquisition of the six shopping malls from the Rouse Company and the merger with Crown American Realty Trust.

(4) Capitalized interest expense for the line of credit and construction loans of $1,407,832 not included in the year ended 12/31/03 and $1,722,485 not included in the year ended 12/31/02.

(5) Interest expenses from bank loans are classified as corporate in 2003.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

INCOME STATEMENT (1) (2)

QUARTERLY COMPARISON
(Line of Business)

                                                                              Q4 03
                                                                    (3 months ended 12/31/03)
                                     ----------------------------------------------------------------------------------------
                                                                                                                   OTHER
                                                  RETAIL                           MULTIFAMILY                   PROPERTIES
                                     ---------------------------------    ---------------------------------    --------------
REAL ESTATE OPERATING REVENUES
Base Rents                           $    56,172,818                      $            -                      $        85,156
  Less Vacancies and Concessions                                                       -                                    -
Straight-Lining of Base Rents              1,055,305                                   -                                    -
Percentage Rents                           3,490,813                                   -                                    -
Lease Termination                            744,306                                   -                                    -
Expense Recoveries and Other
  Income                                  28,591,304                               2,248                                (386)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                            90,054,546              100%             2,248                 0%            84,770
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 24,306,380                              14,494                                2,890
Real Estate Taxes                          7,695,695                                  10                                    -
Minority Interest in Properties              383,601                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            32,385,676              100%            14,504                 0%             2,890
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      57,668,870              100%          (12,256)                 0%            81,880
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                         -                                   -                                    -
Interest Income                                    -                                   -                                    -
General and Administrative:
Corporate Payroll (3)                              -                                   -                                    -
Other General & Administrative (3)                 -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes, depreciation
  and amortization                        57,668,870              131%          (12,256)                 0%            81,880
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                 (15,298,177)                                   -                                    -
Depreciation & Amortization            (19,148,187)                                   -                             (12,540)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (34,446,364)                                   -                             (12,540)
-----------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate                         -                           4,457,176                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest           23,222,506                           4,444,920                               69,340
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
  Unitholders                                      -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                    23,222,506                           4,444,920                               69,340
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                   -                                   -                                    -
Minority Interest of O.P.
  Unitholders
Gain (losses) on Disposition of
  Discontinued Operations                                                        194,441
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                             194,441                                    -
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                                              -                                    -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                           $    23,222,506              202%    $    4,639,361                40%   $        69,340
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Q4 03
                                                           (3 months ended 12/31/03)
                                      ---------------------------------------------------------------------
                                         OTHER                                               Combined              TOTAL %
                                       PROPERTIES                  CORPORATE                   TOTAL               CHANGE
                                      --------------   ---------------------------------     --------------    --------------
REAL ESTATE OPERATING REVENUES
Base Rents                                             $             -                      $    56,257,974             61.2%
  Less Vacancies and Concessions                                     -                                    -           -100.0%
Straight-Lining of Base Rents                                        -                            1,055,305            254.3%
Percentage Rents                                                     -                            3,490,813            175.1%
Lease Termination                                                    -                              744,306               N/A
Expense Recoveries and Other
  Income                                                             -                           28,593,166            251.8%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                    0%                 -                 -         90,141,564            108.3%
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                            -                           24,323,764            116.3%
Real Estate Taxes                                                    -                            7,695,705            123.6%
Minority Interest in Properties                                      -                              383,601               N/A
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                    0%                 -                 -         32,403,070            120.6%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                              0%                 -                 -         57,738,494            101.9%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                                   4,048,766                            4,048,766             -4.4%
Interest Income                                                335,524                              335,524             74.8%
General and Administrative:
Corporate Payroll (3)                                      (9,538,925)                          (9,538,925)            180.9%
Other General & Administrative (3)                         (8,461,798)                          (8,461,798)            180.9%
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes, depreciation
  and amortization                                0%      (13,616,433)              -31%         44,122,061             65.8%
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                                    (1,033,909)                         (16,332,086)             48.8%
Depreciation & Amortization                                         -                         (19,160,727)            155.4%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                              (1,033,909)                         (35,492,813)             92.1%
-----------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate                                           -                            4,457,176               N/A
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest                           (14,650,342)                           13,086,424             60.9%
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
  Unitholders                                              (1,198,594)                          (1,198,594)            -51.9%
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                                    (15,848,936)                           11,887,830            -61.9%
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                                     -                                    -               N/A
Minority Interest of O.P.
  Unitholders                                                (580,392)                            (580,392)               N/A
Gain (losses) on Disposition of
  Discontinued Operations                                                                           194,441               N/A
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                (580,392)                            (385,951)               N/A
Extraordinary item (Loss on early
  extinguishment of debt)                                            -                                    -               N/A
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                        1%   $  (16,429,328)             -143%    $    11,501,879             56.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                              Q4 02
                                                                    (3 months ended 12/31/02)
                                     ----------------------------------------------------------------------------------------
                                                                                                                   OTHER
                                                  RETAIL                             MULTIFAMILY                 PROPERTIES
                                     ---------------------------------    ---------------------------------    --------------
REAL ESTATE OPERATING REVENUES
Base Rents                           $    19,332,915                      $   15,473,911                      $        83,421
  Less Vacancies and Concessions                     -                       (1,301,859)                                    -
Straight-Lining of Base Rents                297,854                                   -                                    -
Percentage Rents                           1,268,924                                   -                                    -
Lease Termination                           (56,329)                              54,791                                    -
Expense Recoveries and Other
  Income                                   7,427,404                             701,190                                (563)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                            28,270,768               65%        14,928,033                34%            82,858
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  6,293,994                           4,949,731                                2,661
Real Estate Taxes                          2,017,465                           1,423,014                                 p897
Minority Interest in Properties
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                             8,311,459               57%         6,372,745                43%             3,558
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                      19,959,309               70%         8,555,288                30%            79,300
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                         -                                   -                                    -
Interest Income                                    -                                   -                                    -
General and Administrative:
Corporate Payroll (3)                              -                                   -                                    -
Other General & Administrative (3)                 -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes, depreciation
  and amortization                        19,959,309               75%         8,555,288                32%            79,300
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                  (7,306,699)                         (3,670,036)                                    -
Depreciation s& Amortization             (5,074,812)                         (2,415,300)                             (12,915)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (12,381,511)                         (6,085,336)                             (12,915)
-----------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate                         -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority Interest            7,577,798                           2,469,952                               66,385
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
  Unitholders                                      -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations                     7,577,798                           2,469,952                               66,385
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate            (17,217)                                   -                                    -
Minority Interest of O.P.
  Unitholders
Gain (losses) on Disposition of
  Discontinued Operations                                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS               (17,217)                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                          -                                   -                                    -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                           $     7,560,581              103%    $    2,469,952                34%   $        66,385
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Q4 02
                                                           (3 months ended 12/31/02)
                                      ---------------------------------------------------------------------
                                         OTHER                                                     Combined
                                       PROPERTIES                  CORPORATE                          TOTAL
                                      --------------   ---------------------------------     --------------
REAL ESTATE OPERATING REVENUES
Base Rents                                             $             -                      $    34,890,247
  Less Vacancies and Concessions                                     -                          (1,301,859)
Straight-Lining of Base Rents                                        -                              297,854
Percentage Rents                                                     -                            1,268,924
Lease Termination                                                                                   (1,538)
Expense Recoveries and Other
  Income                                                             -                            8,128,031
-----------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                    0%                 -                 -         43,281,659
-----------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                            -                           11,246,386
Real Estate Taxes                                                    -                            3,441,376
Minority Interest in Properties
-----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                    0%                 -                 -         14,687,762
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET OPERATING INCOME                              0%                 -                 -         28,593,897
 ----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                                   4,233,533                            4,233,533
Interest Income                                                191,895                              191,895
General and Administrative:
Corporate Payroll (3)                                      (3,395,954)                          (3,395,954)
Other General & Administrative (3)                         (3,012,605)                          (3,012,605)
----------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes, depreciation
  and amortization                                0%       (1,983,131)               -7%         26,610,766
 ----------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)                                              -                         (10,976,735)
Depreciation & Amortization                                         -                          (7,503,027)
----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                        -                         (18,479,762)
----------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate                                           -                                   -
----------------------------------------------------------------------------------------------------------
Income before Minority Interest                            (1,983,131)                            8,131,004
----------------------------------------------------------------------------------------------------------
Minority Interest of O.P.
  Unitholders                                                (789,137)                            (789,137)
----------------------------------------------------------------------------------------------------------
Income from Operations                                     (2,772,268)                            7,341,867
----------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                                     -                             (17,217)
Minority Interest of O.P.
  Unitholders                                                    6,605                                6,605
Gain (losses) on Disposition of
  Discontinued Operations                                                                                 -
----------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                    6,605                             (10,612)
----------------------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                            -                                    -
 ----------------------------------------------------------------------------------------------------------
NET INCOME                                        1%   $   (2,765,663)              -38%    $     7,331,255
 ----------------------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Includes approximately $5,900,000 in expenses associated with the merger with Crown American Realty Trust.

(4) Capitalized interest expense for the line of credit and construction loans of $338,458 not included in the quarter ended 12/31/03 and $400,079 not included in the quarter ended 12/31/02.

(5) Interest expenses from bank loans are classified as corporate in 2003.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

INCOME STATEMENT (1) (2)

YEARLY COMPARISON
(Line of Business)

                                                                         CY 2003
                                                                (12 months ended 12/31/03)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            OTHER
                                        RETAIL                        MULTIFAMILY                        PROPERTIES
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
REVENUES
Base Rents                   $ 136,351,896                    $  28,402,431                    $     337,154
  Less Vacancies and
  Concessions                                                    (2,694,705)                               -
Straight-Lining of Base
  Rents                          2,805,547                                -                                -
Percentage Rents                 4,765,061                                -                                -
Lease Termination                1,041,180                          125,769                                -
Expense Recoveries and
  Other Income                  64,537,689                        1,063,887                            1,864
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                 209,501,373             88%       26,897,382              11%         339,018               0%
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
  EXPENSES
Operating and
  Maintenance                   55,923,463                        9,971,515                           13,093
Real Estate Taxes               18,957,900                        2,459,030                            2,696
Minority Interest in
  Properties                       901,518                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                  75,782,881             86%       12,430,545              14%          15,789               0%
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME           133,718,492             90%       14,466,837              10%         323,229               0%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)
Management Company
  Revenue                                -                                -                                -
Interest Income                          -                                -                                -
General and
  Administrative:
Corporate Payroll (3)                    -                                -                                -
Other General &
  Administrative (3)                     -                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                 133,718,492            110%       14,466,837              12%         323,229               0%
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)        (39,240,910)                      (5,652,058)                               -
Depreciation &
  Amortization                 (42,490,065)                      (2,454,834)                         (51,158)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)                   (81,730,975)                      (8,106,892)                         (51,158)
-----------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate       1,111,692                       15,087,618                                -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority
  Interest                      53,099,209                       21,447,563                          272,071
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of
  O.P. Unitholders                       -                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations          53,099,209                       21,447,563                          272,071
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed
  Real Estate                            -                                -                                -
Minority Interest of
  O.P. Unitholders
Gain (losses) on
  Disposition of
  Discontinued Operations                                       178,121,005
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED
  OPERATIONS                             -                      178,121,005                                -
-----------------------------------------------------------------------------------------------------------------------------
Extraordinary item (Loss
  on early extinguishment
  of debt)                                                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                   $  53,099,209             27%    $ 199,568,568             102%   $     272,071               0%
-----------------------------------------------------------------------------------------------------------------------------

                                                CY 2003                                                    CY 2002
                                       (12 months ended 12/31/03)                                (12 months ended 12/31/02)
---------------------------------------------------------------------------     -------------   -----------------------------
                                                               Combined           TOTAL %
                                       CORPORATE                TOTAL             CHANGE                   RETAIL
---------------------------------------------------------------------------     -------------   -----------------------------
REAL ESTATE OPERATING
  REVENUES
Base Rents                   $           -                    $ 165,091,481            26.3%   $  70,607,350
Less Vacancies and
  Concessions                            -                       (2,694,705)          -48.4%               -
Straight-Lining of Base
  Rents                                  -                        2,805,547           169.3%       1,041,694
Percentage Rents                         -                        4,765,061            89.1%       2,519,565
Lease Termination                        -                        1,166,949             3.1%         851,434
Expense Recoveries and
  Other Income                           -                       65,603,440           133.7%      25,373,374
---------------------------------------------------------------------------     -------------   -----------------------------
TOTAL REVENUES                           -               -      236,737,773            49.5%     100,393,417              63%
---------------------------------------------------------------------------     -------------   -----------------------------
REAL ESTATE OPERATING
  EXPENSES
Operating and
  Maintenance                            -                       65,908,071            64.7%      21,174,597
Real Estate Taxes                        -                       21,419,626            69.5%       7,359,346
Minority Interest in
  Properties                             -                          901,518              N/A
---------------------------------------------------------------------------     -------------   -----------------------------
TOTAL EXPENSES                           -               -       88,229,215            67.5%      28,533,943              54%
---------------------------------------------------------------------------     -------------   -----------------------------
NET OPERATING INCOME                     -               -      148,508,558            40.6%      71,859,474              68%
---------------------------------------------------------------------------     -------------   -----------------------------
TOTAL OTHER INCOME
  (EXPENSES)
Management Company
  Revenue                       11,994,203                       11,994,203             9.0%               -
Interest Income                    887,180                          887,180            24.8%               -
General and
  Administrative:
Corporate Payroll (3)          (20,830,685)                     (20,830,685)           47.3%               -
Other General &
  Administrative (3)           (19,336,946)                     (19,336,946)           82.3%               -
---------------------------------------------------------------------------     -------------   -----------------------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                 (27,286,248)           -23%      121,222,310            30.9%      71,859,474              78%
---------------------------------------------------------------------------     -------------   -----------------------------
Interest Expense (4)(5)         (7,466,709)                     (52,359,677)           25.6%     (27,541,955)
Depreciation &
  Amortization                           -                      (44,996,057)           55.9%     (19,502,954)
---------------------------------------------------------------------------     -------------   -----------------------------
TOTAL OTHER INCOME
  (EXPENSES)                    (7,466,709)                     (97,355,734)           38.0%     (47,044,909)
---------------------------------------------------------------------------     -------------   -----------------------------
Gains(losses) on sales of
  interests in Real Estate               -                       16,199,310              N/A       4,085,164
---------------------------------------------------------------------------     -------------   -----------------------------
Income before Minority
  Interest                     (34,752,957)                      40,065,886            53.3%      28,899,729
---------------------------------------------------------------------------     -------------   -----------------------------
Minority Interest of
  O.P. Unitholders              (3,298,010)                      (3,298,010)         -161.2%               -
---------------------------------------------------------------------------     -------------   -----------------------------
Income from Operations         (38,050,967)                      36,767,876           -47.8%      28,899,729
---------------------------------------------------------------------------     -------------   -----------------------------
Discontinued Operations:
Income from Disposed
  Real Estate                            -                                -              N/A         151,875
Minority Interest of
  O.P. Unitholders             (18,848,730)                     (18,848,730)             N/A
Gain (losses) on
  Disposition of
  Discontinued Operations                                       178,121,005              N/A
---------------------------------------------------------------------------     -------------   -----------------------------
TOTAL DISCONTINUED
  OPERATIONS                   (18,848,730)                     159,272,275              N/A         151,875
---------------------------------------------------------------------------     -------------   -----------------------------
Extraordinary item (Loss
  on early extinguishment
  of debt)                               -                                -              N/A               -
---------------------------------------------------------------------------     -------------   -----------------------------
NET INCOME                   $ (56,899,697)           -29%    $ 196,040,151           727.9%   $  29,051,604             123%
---------------------------------------------------------------------------     -------------   -----------------------------

                                                                         CY 2002
                                                                (12 months ended 12/31/02)
-----------------------------------------------------------------------------------------------------------------------------
                                                                          OTHER
                                      MULTIFAMILY                       PROPERTIES                        CORPORATE
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
  REVENUES
Base Rents                   $  59,824,272                    $     330,004                    $           -
Less Vacancies and
  Concessions                   (5,226,206)                               -                                -
Straight-Lining of Base
  Rents                                  -                                -                                -
Percentage Rents                         -                                -                                -
Lease Termination                  279,945                                -
Expense Recoveries and
  Other Income                   2,704,140                           (1,126)                               -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                  57,582,151             36%          328,878               0%               -                -
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
  EXPENSES
Operating and
  Maintenance                   18,828,550                           19,889                                -
Real Estate Taxes                5,274,530                            3,588                                -
Minority Interest in
  Properties
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                  24,103,080             46%           23,477               0%               -                -
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME            33,479,071             32%          305,401               0%               -                -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)
Management Company
  Revenue                                -                                -                       11,002,570
Interest Income                          -                                -                          710,687
General and
  Administrative:                                                                                                           -
Corporate Payroll (3)                    -                                -                      (14,137,939)
Other General &
  Administrative (3)                     -                                -                      (10,608,902)
-----------------------------------------------------------------------------------------------------------------------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                  33,479,071             36%          305,401               0%     (13,033,584)            -14%
-----------------------------------------------------------------------------------------------------------------------------
Interest Expense (4)(5)        (14,258,905)                               -                          103,931
Depreciation &
  Amortization                  (9,302,914)                         (51,660)                               -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)                   (23,561,819)                         (51,660)                         103,931
-----------------------------------------------------------------------------------------------------------------------------
Gains(losses) on sales of
  interests in Real Estate               -                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
Income before Minority
  Interest                       9,917,252                          253,741                      (12,929,653)
-----------------------------------------------------------------------------------------------------------------------------
Minority Interest of
  O.P. Unitholders                       -                                -                       (1,262,556)
-----------------------------------------------------------------------------------------------------------------------------
Income from Operations           9,917,252                          253,741                      (14,192,209)
-----------------------------------------------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed
  Real Estate                            -                                -                                -
Minority Interest of
  O.P. Unitholders (1,352,412) Gain (losses) on
  Disposition of
  Discontinued Operations                                                 -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED
  OPERATIONS                             -                                -                       (1,352,412)
Extraordinary item (Loss
  on early extinguishment
  of debt)                               -                                -                                -
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                   $   9,917,252             42%    $     253,741               1%   $ (15,544,621)            -66%
-----------------------------------------------------------------------------------------------------------------------------

                                CY 2002
                              (12 months
                             ended 12/31/
                                  02)
                             Combined
                               TOTAL
REAL ESTATE OPERATING
  REVENUES
Base Rents                   $ 130,761,626
Less Vacancies and
  Concessions                   (5,226,206)
Straight-Lining of Base
  Rents                          1,041,694
Percentage Rents                 2,519,565
Lease Termination                1,131,379
Expense Recoveries and
  Other Income                  28,076,388
------------------------------------------
TOTAL REVENUES                 158,304,446
------------------------------------------
REAL ESTATE OPERATING
  EXPENSES
Operating and
  Maintenance                   40,023,036
Real Estate Taxes               12,637,464
Minority Interest in
  Properties
------------------------------------------
TOTAL EXPENSES                  52,660,500
NET OPERATING INCOME           105,643,946
------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)
Management Company
  Revenue                       11,002,570
Interest Income                    710,687
General and
  Administrative:                        -
Corporate Payroll (3)          (14,137,939)
Other General &
  Administrative (3)           (10,608,902)
------------------------------------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                  92,610,362
------------------------------------------
Interest Expense (4)(5)        (41,696,929)
Depreciation &
  Amortization                 (28,857,528)
------------------------------------------
TOTAL OTHER INCOME
  (EXPENSES)                   (70,554,457)
------------------------------------------
Gains(losses) on sales of
  interests in Real
  Estate                         4,085,164
------------------------------------------
Income before Minority
  Interest                      26,141,069
------------------------------------------
Minority Interest of
  O.P. Unitholders              (1,262,556)
------------------------------------------
Income from Operations          24,878,513
Discontinued
------------------------------------------
Operations:
Income from Disposed
  Real Estate                      151,875
Minority Interest of
  O.P. Unitholders              (1,352,412)
Gain (losses) on
  Disposition of
  Discontinued Operations                -
------------------------------------------
TOTAL DISCONTINUED
  OPERATIONS                    (1,200,537)
------------------------------------------
Extraordinary item (Loss
  on early extinguishment
  of debt)                               -
------------------------------------------
NET INCOME                   $  23,677,976
------------------------------------------


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Includes approximately $6,400,000 in expenses associated with the acquisition of the six shopping malls from the Rouse Company and the merger with Crown American Realty Trust

(4) Capitalized interest expense for the line of credit and construction loans of $1,407,832 not included in the year ended 12/31/03 and $1,722,485 not included in the year ended 12/31/02.

(5) Interest expenses from bank loans are classified as corporate in 2003.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Status)

                                                                                 Q4 03
                                                                       (3 months ended 12/31/03)
                                       ----------------------------------------------------------------------------------------
                                        Combined TOTAL                   WO                                  JVs
                                        --------------   ---------------------------------    ---------------------------------
R.E. OPERATING REVENUES
Base Rents                             $    56,172,818   $    50,753,394                      $     5,419,424
Straight-Lining of Base Rents                1,055,305         1,058,632                              (3,327)
Percentage Rents                             3,490,813         3,474,981                               15,832
Lease Termination and Other Income             744,306           744,306                                    -
Exp. Recoveries and Other Income            28,591,304        26,368,757                            2,222,547
                                        ---------------------------------------------------------------------------------------
TOTAL  REVENUES                             90,054,546        82,400,070               92%          7,654,476                8%
                                        ---------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   24,306,380        22,365,211                            1,941,169
Real Estate Taxes                            7,695,695         7,026,497                              669,198
Minority Interest in Properties                383,601           383,601                                    -
                                        ---------------------------------------------------------------------------------------
Total Operating Expenses                    32,385,676        29,775,309               92%          2,610,367                8%
                                        ---------------------------------------------------------------------------------------
NET OPERATING INCOME                        57,668,870        52,624,761               91%          5,044,109                9%
                                        ---------------------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                          (15,298,177)      (13,107,191)                          (2,190,986)
Depreciation & Amortization               (19,148,187)      (17,904,515)                          (1,243,672)
                                        ---------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                 (34,446,364)      (31,011,706)                          (3,434,658)
                                        ---------------------------------------------------------------------------------------
Gains (losses) on sales of int. in
  R.E                                                -                 -                                    -
                                        ---------------------------------------------------------------------------------------
Income before Minority Int.                 23,222,506        21,613,055                            1,609,451
                                        ---------------------------------------------------------------------------------------
Discontinued Operations:                                                                                    -
                                        ---------------------------------------------------------------------------------------
Income from Disposed Real Estate                     -                                                      -
                                        ---------------------------------------------------------------------------------------
Gain (losses) on Disposition of
  Discontinued Operations                            -
                                        ---------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                        -                 -
                                        ---------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishments of debt)                           -                 -                                    -
                                        --------------    --------------    --------------     --------------    --------------
NET INCOME                             $    23,222,506   $    21,613,055               93%    $     1,609,451                7%
                                        ==============    ==============    ==============     ==============    ==============

                                                                                                            Q4 02
                                                                                                  (3 months ended 12/31/02)
                                                                                              ---------------------------------
                                        % Change TOTAL       % Change WO      % Change JVs     Combined TOTAL          WO
                                        --------------    --------------    --------------     --------------    --------------
R.E. OPERATING REVENUES
Base Rents                                      190.6%            304.6%            -20.2%    $    19,332,915   $    12,543,439
Straight-Lining of Base Rents                   254.3%            332.4%           -106.3%            297,854           244,804
Percentage Rents                                175.1%            238.9%            -93.5%          1,268,924         1,025,322
Lease Termination and Other Income                 N/A               N/A               N/A           (56,329)          (92,329)
Exp. Recoveries and Other Income                284.9%            483.0%            -23.5%          7,427,404         4,522,896
                                        --------------------------------------------------     --------------------------------
TOTAL  REVENUES                                 218.5%            351.7%            -23.7%         28,270,768        18,244,132
                                        --------------------------------------------------     --------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                       286.2%            531.0%            -29.4%          6,293,994         3,544,435
Real Estate Taxes                               281.5%            467.0%            -14.0%          2,017,465         1,239,210
Minority Interest in Properties                    N/A               N/A               N/A                  -                 -
Total Operating Expenses                        289.7%            522.4%            -26.0%          8,311,459         4,783,645
                                        --------------------------------------------------     --------------------------------
NET OPERATING INCOME                            188.9%            291.0%            -22.4%         19,959,309        13,460,487
                                        --------------------------------------------------     --------------------------------
OTHER INCOME (EXP.)
Interest Expense                                109.4%            224.0%            -32.8%        (7,306,699)       (4,046,037)
Depreciation & Amortization                     277.3%            395.2%            -14.8%        (5,074,812)       (3,615,500)
                                        --------------------------------------------------     --------------------------------
TOTAL OTHER INCOME (EXP.)                       178.2%            304.8%            -27.2%       (12,381,511)       (7,661,537)
                                        --------------------------------------------------     --------------------------------
Gains (losses) on sales of int. in
  R.E                                              N/A               N/A               N/A                  -                 -
                                        --------------------------------------------------     --------------------------------
Income before Minority Int.                     206.5%            272.7%             -9.5%          7,577,798         5,798,950
                                        --------------------------------------------------     --------------------------------
Discontinued Operations:                                                                                    -
Income from Disposed Real Estate                   N/A               N/A               N/A           (17,217)          (17,217)
                                        --------------------------------------------------     --------------------------------
Gain (losses) on Disposition of
  Discontinued Operations                          N/A               N/A               N/A
                                        --------------------------------------------------     --------------------------------
TOTAL DISCONTINUED OPERATIONS                      N/A               N/A               N/A           (17,217)          (17,217)
                                        --------------------------------------------------     --------------------------------
Extraordinary item (Loss on early
  extinguishments of debt)                         N/A               N/A               N/A                  -                 -
                                        --------------    --------------    --------------     --------------    --------------
NET INCOME                                      207.2%            273.8%             -9.5%    $     7,560,581   $     5,781,733
                                        ==============    ==============    ==============     ==============    ==============

                                      Q4 02
                            (3 months ended 12/31/02)
                                       ---------------------------------------------------
                                             WO                         JVs
                                        --------------   ---------------------------------
R.E. OPERATING REVENUES
Base Rents                                               $     6,789,476
Straight-Lining of Base Rents                                     53,050
Percentage Rents                                                 243,602
Lease Termination and Other Income                                36,000
Exp. Recoveries and Other Income                               2,904,508
                                        --------------------------------------------------
TOTAL  REVENUES                                    65%        10,026,636               35%
                                        --------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                      2,749,559
Real Estate Taxes                                                778,255
Minority Interest in Properties                                        -
                                        --------------------------------------------------
Total Operating Expenses                           58%         3,527,814               42%
                                        --------------------------------------------------
NET OPERATING INCOME                               67%         6,498,822               33%
                                        --------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                             (3,260,663)
Depreciation & Amortization                                  (1,459,312)
                                        --------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                    (4,719,975)
                                        --------------------------------------------------
Gains (losses) on sales of int. in
  R.E                                                                  -
                                        --------------------------------------------------
Income before Minority Int.                                    1,778,847
                                        --------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate
                                        --------------------------------------------------
Gain (losses) on Disposition of
  Discontinued Operations
                                        --------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                          -
                                        --------------------------------------------------
Extraordinary item (Loss on early
  extinguishments of debt)                                             -
                                        --------------    --------------    --------------
NET INCOME                                         76%   $     1,778,847               24%
                                        ==============    ==============    ==============


SAME STORE COMPARISON

                                                                              Q4 03
                                                                    (3 months ended 12/31/03)
                                     ----------------------------------------------------------------------------------------
                                          Combined                SAME                                  NEW
                                          TOTAL(2)
                                      ---------------------------------------------------------------------------------------
Base Rents                           $    56,172,818   $    14,668,755                      $    37,464,979
Straight-Lining of Base Rents              1,055,305           149,000                              868,743
Percentage Rents                           3,490,813           674,956                            2,408,154
Lease Termination                            744,306            78,750                              665,556
Exp. Recoveries and Other Income          28,591,304         4,832,838                           21,547,620
                                      ---------------------------------------------------------------------------------------
TOTAL  REVENUES                           90,054,546        20,404,299               23%         62,955,052               70%
R.E. OPERATING EXPENSES
Operating and Maintenance                 24,306,380         4,090,695                           18,301,298
Real Estate Taxes                          7,695,695         1,541,332                            5,748,419
                                             383,601                 -                              383,601
                                      ---------------------------------------------------------------------------------------
Total Operating Expenses                  32,385,676         5,632,027               17%         24,433,318               75%
                                      ---------------------------------------------------------------------------------------
NET OPERATING INCOME                      57,668,870        14,772,272               26%         38,521,734               67%
                                      ---------------------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                        (15,298,177)       (4,279,760)                          (9,805,806)
Depreciation & Amortization             (19,148,187)       (5,551,178)                         (12,610,718)
                                      --------------   ---------------------------------    ---------------------------------
TOTAL OTHER INCOME (EXP.)               (34,446,364)       (9,830,938)                         (22,416,524)
                                      --------------   ---------------------------------    ---------------------------------
Gain (losses) on sales of int. in
  R.E.                                             -                                                      -
                                      ---------------------------------------------------------------------------------------
Income before Minority Int.               23,222,506         4,941,334                           16,105,210
                                      ---------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                   -                 -                                    -
Gain (losses) on Disposition of
  Discontinued Operations                          -
                                      ---------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                 -
                                      ---------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                          -                 -                                    -
                                      ---------------------------------------------------------------------------------------
NET INCOME                           $    23,222,506   $     4,941,334               21%    $    16,105,210               69%
                                      =======================================================================================

                                                   Q4 03
                                         (3 months ended 12/31/03)
                                     ---------------------------------
                                                                                                                % Change Same
                                                   REDEV                               DIVEST                           Store
                                     ---------------------------------    ---------------------------------    --------------
Base Rents                           $     4,039,085                      $            -                                 1.5%
Straight-Lining of Base Rents                 37,562                                   -                               -28.2%
Percentage Rents                             407,703                                   -                               -11.9%
Lease Termination                                  -                                   -                                  N/A
Exp. Recoveries and Other Income           2,210,846                                   -                                10.3%
                                     ---------------------------------    ---------------------------------    --------------
TOTAL  REVENUES                            6,695,196                7%                 -                 0%              3.5%
R.E. OPERATING EXPENSES
Operating and Maintenance                  1,914,387                                   -                                10.2%
Real Estate Taxes                            405,944                                   -                                 4.1%
                                                   -                                                                      N/A
                                     ---------------------------------    ---------------------------------    --------------
Total Operating Expenses                   2,320,331                7%                 -                 0%              8.4%
                                     ---------------------------------    ---------------------------------    --------------
NET OPERATING INCOME                       4,374,865                8%                 -                 0%              1.7%
                                     ---------------------------------    ---------------------------------    --------------
OTHER INCOME (EXP.)
Interest Expense                         (1,212,611)                                   -                                23.0%
Depreciation & Amortization                (986,291)                                   -                                46.4%
                                     ---------------------------------    ---------------------------------    --------------
TOTAL OTHER INCOME (EXP.)                (2,198,902)                                   -                                35.2%
                                     ---------------------------------    ---------------------------------    --------------
Gain (losses) on sales of int. in                  -                                                                      N/A
  R.E.
                                     ---------------------------------    ---------------------------------    --------------
Income before Minority Int.                2,175,963                                   -                               -31.9%
                                     ---------------------------------    ---------------------------------    --------------
Discontinued Operations:
Income from Disposed Real Estate                   -                                   -                                  N/A
Gain (losses) on Disposition of
  Discontinued Operations                                                              -                                  N/A
                                     ---------------------------------    ---------------------------------    --------------
TOTAL DISCONTINUED OPERATIONS                                                          -                                  N/A
                                     ---------------------------------    ---------------------------------    --------------
Extraordinary item (Loss on early
  extinguishment of debt)                          -                                   -                                  N/A
                                     ---------------------------------    ---------------------------------    --------------
NET INCOME                           $     2,175,963                9%    $            -                 0%            -31.9%
                                     =================================    =================================    ==============
                                                                              Q4 02
                                                                    (3 months ended 12/31/02)
                                     ----------------------------------------------------------------------------------------
                                          Combined                SAME                                  NEW
                                           TOTAL(2)
                                      --------------   ---------------------------------    ---------------------------------
Base Rents                           $    19,332,915   $    14,458,295                      $     1,019,338
Straight-Lining of Base Rents                297,854           207,608                               25,085
Percentage Rents                           1,268,924           766,195                               24,139
Lease Termination                           (56,329)          (92,329)                               36,000
Exp. Recoveries and Other Income           7,427,404         4,382,618                              950,763
                                      ---------------------------------------------------------------------------------------
TOTAL  REVENUES                           28,270,768        19,722,387               70%          2,055,325                7%
R.E. OPERATING EXPENSES
Operating and Maintenance                  6,293,994         3,713,390                              826,768
Real Estate Taxes                          2,017,465         1,480,971                              133,181
                                                   -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Total Operating Expenses                   8,311,459         5,194,361               62%            959,949               12%
                                      ---------------------------------------------------------------------------------------
NET OPERATING INCOME                      19,959,309        14,528,026               73%          1,095,376                5%
                                      ---------------------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                         (7,306,699)       (3,479,548)                          (2,493,719)
Depreciation & Amortization              (5,074,812)       (3,791,160)                            (151,289)
                                      ---------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)               (12,381,511)       (7,270,708)                          (2,645,008)
                                      ---------------------------------------------------------------------------------------
Gain (losses) on sales of int. in
  R.E.                                             -                                                      -
                                      ---------------------------------------------------------------------------------------
Income before Minority Int.                7,577,798         7,257,318                          (1,549,632)
                                      ---------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate            (17,217)                 -                                    -
Gain (losses) on Disposition of
  Discontinued Operations
                                      ---------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS               (17,217)
                                      ---------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                            -                                    -
                                      ---------------------------------------------------------------------------------------
NET INCOME                           $     7,560,581   $     7,257,318               96%    $   (1,549,632)              -20%
                                      =======================================================================================

                                                   Q4 02
                                         (3 months ended 12/31/02)
                                     ---------------------------------
                                                   REDEV                       DIVEST
                                     ---------------------------------    --------------
Base Rents                           $     3,855,282                      $            -
Straight-Lining of Base Rents                 65,161                                   -
Percentage Rents                             478,590                                   -
Lease Termination                                  -                                   -
Exp. Recoveries and Other Income           2,094,023                               3,692
                                     ---------------------------------    --------------
TOTAL  REVENUES                            6,493,056               23%             3,692
R.E. OPERATING EXPENSES
Operating and Maintenance                  1,753,836                              20,909
Real Estate Taxes                            403,313                                   -
                                                   -                                   -
                                     ---------------------------------    --------------
Total Operating Expenses                   2,157,149               26%            20,909
                                     ---------------------------------    --------------
NET OPERATING INCOME                       4,335,907               22%          (17,217)
                                     ---------------------------------    --------------
OTHER INCOME (EXP.)
Interest Expense                         (1,333,432)                                   -
Depreciation & Amortization              (1,132,363)                                   -
                                     ---------------------------------    --------------
TOTAL OTHER INCOME (EXP.)                (2,465,795)                                   -
                                     ---------------------------------    --------------
Gain (losses) on sales of int. in
  R.E.                                             -
                                     ---------------------------------    --------------
Income before Minority Int.                1,870,112                            (17,217)
                                     ---------------------------------    --------------
Discontinued Operations:
Income from Disposed Real Estate                   -                                   -
Gain (losses) on Disposition of
  Discontinued Operations
                                     ---------------------------------    --------------
TOTAL DISCONTINUED OPERATIONS                                                   (17,217)
                                     ---------------------------------    --------------
Extraordinary item (Loss on early
  extinguishment of debt)                          -                                   -
                                     ---------------------------------    --------------
NET INCOME                           $     1,870,112               25%    $     (17,217)
                                     =================================    ==============


(1) Includes PREIT's percent of JVs that is grossed up to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the gross up by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Discontinued operations are not included in the total column. The Income before minority interest from discontinued operations is included in the total income row labeled "Income from Disposed Real Estate."

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

RETAIL INCOME STATEMENT (1)

YEARLY COMPARISON
(Property Status)

                                                                                               CY 2003
                                                                                     (12 months ended 12/31/03)
                                                                       --------------------------------------------------------
                                                                               Combined                  WO                 JVs
                                                                                  TOTAL
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING REVENUES
Base Rents                                                            $     136,351,896   $      11,750,593   $      24,601,303
Straight-Lining of Base Rents                                                 2,805,547           2,633,353             172,194
Percentage Rents                                                              4,765,061           4,422,624             342,437
Lease Termination and Other Income                                            1,041,180           1,030,185              10,995
Exp. Recoveries and Other Income                                             64,537,689          54,467,531          10,070,158
                                                                       ----------------    ----------------    ----------------
TOTAL REVENUES                                                              209,501,373         174,304,286  83%     35,197,087  17%
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                                    55,923,463          46,305,880           9,617,583
Real Estate Taxes                                                            18,957,900          15,960,853           2,997,047
Minority Interest in Properties                                                 901,518             901,518                   -
                                                                       ----------------    ----------------    ----------------
Total Operating Expenses                                                     75,782,881          63,168,251  83%     12,614,630  17%
                                                                       ----------------    ----------------    ----------------
NET OPERATING INCOME                                                        133,718,492         111,136,035  83%     22,582,457  17%
                                                                       ----------------    ----------------    ----------------
OTHER INCOME (EXP.)
Interest Expense                                                           (39,240,910)         (28,300,865)        (10,940,045)
Depreciation & Amortization                                                 (42,490,065)        (37,564,903)         (4,925,162)
                                                                       ----------------    ----------------    ----------------
TOTAL OTHER INCOME (EXP.)                                                   (81,730,975)        (65,865,768)        (15,865,207)
                                                                       ----------------    ----------------    ----------------
Gains (losses) on sales of int. in R.E                                        1,111,692           1,111,692                   -
Income before Minority Int.                                                  53,099,209          46,381,959           6,717,250
Discontinued Operations:
Income from Disposed Real Estate                                                      -                                       -
Gain (losses) on Disposition of Discontinued Operations                               -
TOTAL DISCONTINUED OPERATIONS                                                         -                   -
Extraordinary item (Loss on early extinguishments of debt)                            -                   -                   -
                                                                       ----------------    ----------------    ----------------
NET INCOME                                                            $      53,099,209   $      46,381,959  87%   $   6,717,250 13%
                                                                       ----------------    ----------------    ----------------

                                                                               % Change            % Change            % Change
                                                                                                      TOTAL                  WO
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING REVENUES
Base Rents                                                                         93.1%             148.9%               -4.3%
Straight-Lining of Base Rents                                                     169.3%             228.2%              -28.1%
Percentage Rents                                                                   89.1%             127.1%              -40.1%
Lease Termination and Other Income                                                  N/A                 N/A                 N/A
Exp. Recoveries and Other Income                                                  154.4%             272.6%               -6.4%
                                                                       ----------------    ----------------    ----------------
TOTAL REVENUES                                                                   108.7%              176.6%               -5.8%
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                                         164.1%              288.4%                4.0%
Real Estate Taxes                                                                 157.6%              269.5%               -1.4%
Minority Interest in Properties                                                     N/A                 N/A                 N/A
                                                                       ----------------    ----------------    ----------------
Total Operating Expenses                                                          165.6%              288.9%                2.6%
                                                                       ----------------    ----------------    ----------------
NET OPERATING INCOME                                                               86.1%              137.6%              -10.0%
                                                                       ----------------    ----------------    ----------------
OTHER INCOME (EXP.)
Interest Expense                                                                   42.5%               94.8%              -16.0%
Depreciation & Amortization                                                       117.9%              190.8%              -25.2%
                                                                       ----------------    ----------------    ----------------
TOTAL OTHER INCOME (EXP.)                                                          73.7%              140.0%              -19.1%
                                                                       ----------------    ----------------    ----------------
Gains (losses) on sales of int. in R.E                                              N/A                 N/A                 N/A
Income before Minority Int.                                                        83.7%               98.1%               22.4%
Discontinued Operations:                                                              -
Income from Disposed Real Estate                                                    N/A                 N/A                 N/A
Gain (losses) on Disposition of Discontinued Operations                                                                     N/A
TOTAL DISCONTINUED OPERATIONS                                                                           N/A                 N/A
Extraordinary item (Loss on early extinguishments of debt)                          N/A                 N/A                 N/A
                                                                       ----------------    ----------------    ----------------
NET INCOME                                                                        82.8%                96.8%               22.4%
                                                                       ----------------    ----------------    ----------------

                                                                                               CY 2002
                                                                                     (12 months ended 12/31/02)
                                                                       --------------------------------------------------------
                                                                               Combined                  WO                 JVs
                                                                                    JVs               TOTAL
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING REVENUES
Base Rents                                                            $      70,607,350   $      44,889,321   $      25,718,029
Straight-Lining of Base Rents                                                 1,041,694             802,346             239,348
Percentage Rents                                                              2,519,565           1,947,781             571,784
Lease Termination and Other Income                                              851,434             754,302              97,132
Exp. Recoveries and Other Income                                             25,373,374          14,618,191          10,755,183
                                                                       ----------------    ----------------    ----------------
TOTAL REVENUES                                                              100,393,417          63,011,941  63%     37,381,476  37%
                                                                       ----------------    ----------------    ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                                    21,174,597          11,922,757           9,251,840
Real Estate Taxes                                                             7,359,346           4,319,121           3,040,225
Minority Interest in Properties                                                       -                   -                   -
                                                                       ----------------    ----------------    ----------------
Total Operating Expenses                                                     28,533,943          16,241,878  57%     12,292,065  43%
                                                                       ----------------    ----------------    ----------------
NET OPERATING INCOME                                                         71,859,474          46,770,063  65%     25,089,411  35%
                                                                       ----------------    ----------------    ----------------
OTHER INCOME (EXP.)
Interest Expense                                                            (27,541,955)        (14,524,767)        (13,017,189)
Depreciation & Amortization                                                 (19,502,954)        (12,917,276)         (6,585,678)
                                                                       ----------------    ----------------    ----------------
TOTAL OTHER INCOME (EXP.)                                                   (47,044,909)        (27,442,043)        (19,602,867)
                                                                       ----------------    ----------------    ----------------
Gains (losses) on sales of int. in R.E                                        4,085,164           4,085,164                   -
Income before Minority Int.                                                  28,899,729          23,413,184           5,486,544
Discontinued Operations:                                                                                                      -
Income from Disposed Real Estate                                                151,875             151,875
Gain (losses) on Disposition of Discontinued Operations                             N/A                 N/A
TOTAL DISCONTINUED OPERATIONS                                                       N/A             151,875             151,875
Extraordinary item (Loss on early extinguishments of debt)                            -                   -                   -
                                                                       ----------------    ----------------    ----------------
NET INCOME                                                            $      29,051,604   $      23,565,059  81%   $  5,486,544  19%
                                                                       ----------------    ----------------    ----------------




SAME STORE COMPARISON

                                                                                  CY 2003
                                                                        (12 months ended 12/31/03)
                                    Combined
                                                          TOTAL (2)            SAME              NEW            REDEV
                                                      -------------   -------------    -------------    -------------
Base Rents                                            $ 136,351,896   $  46,751,966    $  74,844,596    $  14,755,335
Straight-Lining of Base Rents                             2,805,547         688,338        1,877,361          239,848
Percentage Rents                                          4,765,061       1,209,707        2,816,629          738,725
Lease Termination                                         1,041,180         262,500          778,680                -
Exp. Recoveries and Other Income                         64,537,689      14,682,875       42,904,369        6,950,445
                                                      -------------   -------------    -------------    -------------
TOTAL REVENUES                                          209,501,373
                                                      -------------   -------------    -------------    -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                55,923,463      12,031,729       37,571,188        6,320,546
Real Estate Taxes                                        18,957,900       5,103,101       12,267,016        1,587,783
                                                            901,518               -          901,518                -
                                                       -------------   -------------    -------------    -------------
Total Operating Expenses                                 75,782,881
                                                      -------------   -------------    -------------    -------------
NET OPERATING INCOME                                    133,718,492
                                                      -------------   -------------    -------------    -------------
OTHER INCOME (EXP.)
Interest Expense                                        (39,240,910)    (12,169,313)     (22,215,134)      (4,856,463)
Depreciation & Amortization                             (42,490,065)    (12,432,023)     (25,756,611)      (4,301,431)
                                                      -------------   -------------    -------------    -------------
TOTAL OTHER INCOME (EXP.)                               (81,730,975)    (24,601,336)     (47,971,745)      (9,157,894)
                                                      -------------   -------------    -------------    -------------
Gain (losses) on sales of int. in R.E.                    1,111,692               -        1,111,692
Income before Minority Int.                              53,099,209      21,859,220       24,510,168        6,729,822
Discontinued Operations:
Income from Disposed Real Estate                                  -               -                -                -
Gain (losses) on Disposition of Discontinued
Operations                                                        -
TOTAL DISCONTINUED OPERATIONS                                     -               -
Extraordinary item (Loss on early extinguishment
of debt)                                                          -               -                -                -
                                                      -------------   -------------    -------------    -------------
NET INCOME                                            $  53,099,209   $  21,859,220  41% $ 24,510,168  46% $ 6,729,822  13%
                                                      -------------   -------------    -------------    -------------

                                                                         CY 2003
                                                                (12 months ended 12/31/03)
                                                                           % Change         Combined
                                                             DIVEST      Same Store        TOTAL (2)             SAME
                                                      -------------   -------------    -------------    -------------
Base Rents                                            $           -             2.2%   $  70,607,350    $  45,757,398
Straight-Lining of Base Rents                                     -             0.5%       1,041,694          684,788
Percentage Rents                                                  -           -11.3%       2,519,565        1,363,550
Lease Termination                                                 -             N/A          851,434          712,452
Exp. Recoveries and Other Income                                  -            10.9%      25,373,374       13,245,563
                                                      -------------   -------------    -------------    -------------
TOTAL REVENUES                                                -  0%            3.0%      100,393,417
                                                      -------------   -------------    -------------    -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                         -            12.9%      21,174,597       10,661,145
Real Estate Taxes                                                 -             9.3%       7,359,346        4,668,099
                                                                N/A               -                -                -
                                                      -------------   -------------    -------------    -------------
Total Operating Expenses                                      -  0%            11.8%      28,533,943
                                                      -------------   -------------    -------------    -------------
NET OPERATING INCOME                                          -  0%             0.1%      71,859,474
                                                      -------------   -------------    -------------    -------------
OTHER INCOME (EXP.)
Interest Expense                                                  -            18.0%     (27,541,955)     (10,312,456)
Depreciation & Amortization                                       -             1.7%     (19,502,954)     (12,229,512)
                                                      -------------   -------------    -------------    -------------
TOTAL OTHER INCOME (EXP.)                                         -             9.1%     (47,044,909)     (22,541,968)
                                                      -------------   -------------    -------------    -------------
Gain (losses) on sales of int. in R.E.                          N/A       4,085,164           32,500                -
Income before Minority Int.                                       -            -8.6%      28,899,729       23,925,039
Discontinued Operations:
Income from Disposed Real Estate                                  -             N/A          151,875                -
Gain (losses) on Disposition of Discontinued
Operations                                                        -             N/A
TOTAL DISCONTINUED OPERATIONS                                     -             N/A          151,875
Extraordinary item (Loss on early extinguishment
of debt)                                                          -             N/A                -                -
                                                      -------------   -------------    -------------    -------------
NET INCOME                                                $       -  0%       -8.6%    $  29,051,604    $  23,925,039  82%
                                                      -------------   -------------    -------------    -------------


                                                                NEW           REDEV           DIVEST
                                                      -------------   -------------    -------------
Base Rents                                            $  10,645,586   $  14,204,366    $     847,898
Straight-Lining of Base Rents                               198,749         158,157            5,698
Percentage Rents                                            151,861       1,004,154           12,700
Lease Termination                                            79,851          59,131                -
Exp. Recoveries and Other Income                          5,410,474       6,717,337          138,805
                                                      -------------   -------------    -------------
TOTAL REVENUES
                                                      -------------   -------------    -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                 4,366,193       6,147,259          101,187
Real Estate Taxes                                         1,241,141       1,450,106           88,332
                                                                                  -                -
                                                      -------------   -------------    -------------
Total Operating Expenses
                                                      -------------   -------------    -------------
NET OPERATING INCOME
                                                      -------------   -------------    -------------
OTHER INCOME (EXP.)
Interest Expense                                        (12,103,514)     (5,125,985)        (379,192)
Depreciation & Amortization                              (3,126,140)     (4,147,302)        (284,515)
                                                      -------------   -------------    -------------
TOTAL OTHER INCOME (EXP.)                               (15,229,654)     (9,273,287)        (663,707)
                                                      -------------   -------------    -------------
Gain (losses) on sales of int. in R.E.                            -       4,052,664
Income before Minority Int.                              (4,350,467)      5,272,493        4,204,539
Discontinued Operations:
Income from Disposed Real Estate                                  -               -                -
Gain (losses) on Disposition of Discontinued
Operations
TOTAL DISCONTINUED OPERATIONS                                                              4,204,539
Extraordinary item (Loss on early extinguishment
of debt)                                                          -               -
                                                      -------------   -------------    -------------
NET INCOME                                           $  (4,350,467)-15%$  5,272,493 18% $  4,204,539
                                                      -------------   -------------    -------------



(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Discontinued operations are not included in the total column. The Income before minority interest from discontinued operations is included in the total income row labeled "Income from Disposed Real Estate."

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Status)

                                                                              Q4 03
                                                                    (3 months ended 12/31/03)
                                      ---------------------------------------------------------------------------------------
                                         Combined               Enclosed Mall                         Power Center
                                           TOTAL
                                      ---------------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                           $    56,172,818   $    47,978,472                      $     6,660,878
Straight-Lining of Base Rents              1,055,305           923,572                              134,314
Percentage Rents                           3,490,813         3,411,217                               79,596
Lease Termination and Other
Income                                       744,306           665,556                               78,750
Exp. Recoveries and Other Income          28,591,304        26,768,803                            1,301,769
                                      ---------------------------------------------------------------------------------------
TOTAL REVENUES                            90,054,546        79,747,620               89%          8,255,307                9%
                                      ---------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                 24,306,380        23,235,944                              746,445
Real Estate Taxes                          7,695,695         6,759,060                              729,862
Minority Interest in Properties              383,601           383,601                                    -
                                      ---------------------------------------------------------------------------------------
Total Operating Expenses                  32,385,676        30,378,605               94%          1,476,307                5%
                                      ---------------------------------------------------------------------------------------
NET OPERATING INCOME                      57,668,870        49,369,015               86%          6,779,000               12%
                                      ---------------------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                        (15,298,177)      (13,592,812)                          (1,668,332)
Depreciation & Amortization             (19,148,187)      (16,832,035)                          (1,885,239)
                                      ---------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)               (34,446,364)      (30,424,847)                          (3,553,571)
                                      ---------------------------------------------------------------------------------------
Gains(losses) on sales of int. in
R.E.                                               -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Income before Minority Int.               23,222,506        18,944,168                            3,225,429
                                      ---------------------------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                   -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations                            -
                                      ---------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                      -                 -                                    -
                                      ---------------------------------------------------------------------------------------
NET INCOME                           $    23,222,506   $    18,944,168               82%    $     3,225,429               14%
                                      =======================================================================================
                                                   Q4 03
                                         (3 months ended 12/31/03)
                                      --------------------------------    ---------------------------------------------------
                                                Strip Center                 % Change           % Change         % Change
                                                                               TOTAL           Enclosed Mall    Power Center
                                      --------------------------------    ---------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                           $     1,533,468                              190.6%             320.3%              2.5%
Straight-Lining of Base Rents                (2,581)                              254.3%             391.1%             20.4%
Percentage Rents                                   -                              175.1%             198.5%            -22.9%
Lease Termination and Other
Income                                             -                                 N/A                N/A               N/A
Exp. Recoveries and Other Income             520,732                              284.9%             357.3%             17.3%
                                      --------------------------------    ---------------------------------------------------
TOTAL REVENUES                             2,051,619                2%            218.5%             327.9%              6.8%
                                      --------------------------------    ---------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    323,991                              286.2%             341.9%              5.9%
Real Estate Taxes                            206,773                              281.5%             510.9%             -3.5%
Minority Interest in Properties                    -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Total Operating Expenses                     530,764                2%            289.7%             377.3%              1.1%
                                      --------------------------------    ---------------------------------------------------
NET OPERATING INCOME                       1,520,855                3%            188.9%             302.3%              8.2%
                                      --------------------------------    ---------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                            (37,033)                              109.4%             248.7%            -49.1%
Depreciation & Amortization                (430,913)                              277.3%             517.4%              4.1%
                                      --------------------------------    ---------------------------------------------------
TOTAL OTHER INCOME (EXP.)                  (467,946)                              178.2%             359.3%            -30.1%
                                      --------------------------------    ---------------------------------------------------
Gains(losses) on sales of int. in
R.E.                                               -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Income before Minority Int.                1,052,909                              206.5%             235.4%            172.9%
                                      --------------------------------    ---------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                   -                             -100.0%                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations                                                              N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                      -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
NET INCOME                           $     1,052,909                5%            207.2%             235.4%            172.9%
                                      ================================    ===================================================

SAME STORE COMPARISON

                                                                                        Q4 02
                                                                              (3 months ended 12/31/02)
                                      --------------   ----------------------------------------------------------------------
                                         % Change          Combined                 Enclosed Mall               Power Center
                                       Strip Center          TOTAL
                                      --------------   ----------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                      7.9%   $    19,332,915    $   11,415,795                      $     6,495,768
Straight-Lining of Base Rents                  45.3%           297,854           188,074                              111,556
Percentage Rents                                 N/A         1,268,924         1,142,955                              103,232
Lease Termination and Other
Income                                           N/A          (56,329)            36,000                             (92,329)
Exp. Recoveries and Other Income               12.3%         7,427,404         5,853,641                            1,109,883
                                      --------------   ----------------------------------------------------------------------
TOTAL REVENUES                                  7.6%        28,270,768        18,636,465                66%         7,728,110
                                      --------------   ----------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                      -2.3%         6,293,994         5,257,757                              704,673
Real Estate Taxes                              33.4%         2,017,465         1,106,499                              755,993
Minority Interest in Properties                  N/A                 -                 -                                    -
                                      --------------   ----------------------------------------------------------------------
Total Operating Expenses                        9.1%         8,311,459         6,364,256                77%         1,460,666
                                      --------------   ----------------------------------------------------------------------
NET OPERATING INCOME                            7.1%        19,959,309        12,272,209                61%         6,267,444
                                      --------------   ----------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                              -72.3%       (7,306,699)       (3,898,063)                          (3,275,182)
Depreciation & Amortization                   -19.9%       (5,074,812)       (2,726,457)                          (1,810,139)
                                      --------------   ----------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                     -30.3%      (12,381,511)       (6,624,520)                          (5,085,321)
                                      --------------   ----------------------------------------------------------------------
Gains(losses) on sales of int. in
R.E.                                             N/A                 -                 -                                    -
                                      --------------   ----------------------------------------------------------------------
Income before Minority Int.                    40.8%         7,577,798         5,647,689                            1,182,123
                                      --------------   ----------------------------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                 N/A          (17,217)                 -                                    -
                                      --------------   ----------------------------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations                          N/A
                                      --------------   ----------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                    N/A          (17,217)                 -                                    -
                                      --------------   ----------------------------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                    N/A                 -                 -                                    -
                                      --------------   ----------------------------------------------------------------------
NET INCOME                                     44.1%   $     7,560,581    $    5,647,689                75%   $     1,182,123
                                      ==============   ======================================================================

                                                          Q4 02
                                                (3 months ended 12/31/02)
                                     ---------------------------------------------------
                                       Power Center             Strip Center
                                     ---------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                             $     1,421,352
Straight-Lining of Base Rents                                  (1,776)
Percentage Rents                                                22,737
Lease Termination and Other
Income                                                               -
Exp. Recoveries and Other Income                               463,880
                                     ---------------------------------------------------
TOTAL REVENUES                                   27%         1,906,193                7%
                                     ---------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                      331,564
Real Estate Taxes                                              154,973
Minority Interest in Properties                                      -
                                     ---------------------------------------------------
Total Operating Expenses                         18%           486,537                6%
                                     ---------------------------------------------------
NET OPERATING INCOME                             31%         1,419,656                7%
                                     ---------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                             (133,455)
Depreciation & Amortization                                  (538,216)
                                     ---------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                    (671,671)
                                     ---------------------------------------------------
Gains(losses) on sales of int. in
R.E.                                                                 -
                                     ---------------------------------------------------
Income before Minority Int.                                    747,985
                                     ---------------------------------------------------
Discontinued Operations:
Income from Disposed Real Estate                              (17,217)
                                     ---------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations
TOTAL DISCONTINUED OPERATIONS                                 (17,217)
                                     ---------------------------------------------------
"Extraordinary item (Loss on
early extinguishment of debt)                                        -
                                     ---------------------------------------------------
NET INCOME                                       16%   $       730,768               10%
                                     ===================================================

SAME STORE COMPARISON

                                                                              Q4 03
                                                                    (3 months ended 12/31/03)
                                      ---------------------------------------------------------------------------------------
                                         Combined               Enclosed Mall                         Power Center
                                           TOTAL
                                      ---------------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                           $    14,668,755   $     6,665,365                      $     6,660,878
Straight-Lining of Base Rents                149,000            19,334                              134,314
Percentage Rents                             674,956           595,360                               79,596
Lease Termination                             78,750                 -                               78,750
Exp. Recoveries and Other Income           4,832,838         3,144,556                            1,301,769
                                      ---------------------------------------------------------------------------------------
TOTAL REVENUES                            20,404,299        10,424,615               51%          8,255,307               40%
                                      ---------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  4,090,695         3,096,712                              746,445
Real Estate Taxes                          1,541,332           656,749                              729,862
Minority Interest in Properties                    -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Total Operating Expenses                   5,632,027         3,753,461               67%          1,476,307               26%
                                      ---------------------------------------------------------------------------------------
NET OPERATING INCOME                      14,772,272         6,671,154               45%          6,779,000               46%
                                      ---------------------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                         (4,279,760)       (2,574,395)                          (1,668,332)
Depreciation & Amortization              (5,551,178)       (3,292,089)                          (1,885,239)
                                      ---------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                (9,830,938)       (5,866,484)                          (3,553,571)
                                      ---------------------------------------------------------------------------------------
Gain (losses) on sales of int. in
R.E                                                -                 -                                    -
                                      ---------------------------------------------------------------------------------------
Income before Minority Int.                4,941,334           804,670                            3,225,429
                                      ---------------------------------------------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                      -                 -                                    -
                                      ---------------------------------------------------------------------------------------
NET INCOME                           $     4,941,334   $       804,670               16%    $     3,225,429               65%
                                      =======================================================================================
                                                   Q4 03
                                         (3 months ended 12/31/03)
                                      --------------------------------    ---------------------------------------------------
                                                 Strip Center               % Change           % Change          % Change
                                                                              TOTAL (1)      Enclosed Mall       Power Center
                                      --------------------------------    ---------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                           $     1,342,512                                1.5%              -0.3%              2.5%
Straight-Lining of Base Rents                (4,648)                              -28.2%             -75.5%             20.4%
Percentage Rents                                   -                              -11.9%             -10.3%            -22.9%
Lease Termination                                  -                                 N/A                N/A               N/A
Exp. Recoveries and Other Income             386,513                               10.3%              10.4%             17.3%
                                      --------------------------------    ---------------------------------------------------
TOTAL REVENUES                             1,724,377                8%              3.5%               1.4%              6.8%
                                      --------------------------------    ---------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    247,538                               10.2%              13.2%              5.9%
Real Estate Taxes                            154,721                                4.1%               8.6%             -3.5%
Minority Interest in Properties                    -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Total Operating Expenses                     402,259                7%              8.4%              12.3%              1.1%
                                      --------------------------------    ---------------------------------------------------
NET OPERATING INCOME                       1,322,118                9%              1.7%              -3.8%              8.2%
                                      --------------------------------    ---------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                            (37,033)                               23.0%              48.9%             -2.6%
Depreciation & Amortization                (373,850)                               46.4%             122.0%              4.1%
                                      --------------------------------    ---------------------------------------------------
TOTAL OTHER INCOME (EXP.)                  (410,883)                               35.2%              82.6%              0.9%
                                      --------------------------------    ---------------------------------------------------
Gain (losses) on sales of int. in
R.E                                                -                                 N/A                N/A               N/A
                                      --------------------------------    ---------------------------------------------------
Income before Minority Int.                  911,235                              -31.9%             -78.4%             17.5%
                                      --------------------------------    ---------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                      -
                                      --------------------------------    ---------------------------------------------------
NET INCOME                           $       911,235               18%            -31.9%             -78.4%             17.5%
                                      --------------------------------    ---------------------------------------------------

                                                                                        Q4 02
                                                                              (3 months ended 12/31/02)
                                      --------------    ---------------------------------------------------------------------
                                         % Change          Combined                 Enclosed Mall               Power Center
                                       Strip Center         TOTAL
                                      --------------    ---------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                      5.2%   $    14,458,295    $    6,686,810                      $     6,495,768
Straight-Lining of Base Rents                -127.0%           207,608            78,855                              111,556
Percentage Rents                                 N/A           766,195           663,939                              103,232
Lease Termination                                N/A          (92,329)                 -                             (92,329)
Exp. Recoveries and Other Income               -9.1%         4,382,618         2,847,609                            1,109,883
                                      --------------    ---------------------------------------------------------------------
TOTAL REVENUES                                  0.4%        19,722,387        10,277,213                52%         7,728,110
                                      --------------    ---------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                      -9.1%         3,713,390         2,736,519                              704,673
Real Estate Taxes                              28.9%         1,480,971           604,953                              755,993
Minority Interest in Properties                  N/A                 -                 -                                    -
                                      --------------    ---------------------------------------------------------------------
Total Operating Expenses                        2.6%         5,194,361         3,341,472                64%         1,460,666
                                      --------------    ---------------------------------------------------------------------
NET OPERATING INCOME                           -0.2%        14,528,026         6,935,741                48%         6,267,444
                                      --------------    ---------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                               -2.7%       (3,479,548)       (1,728,857)                          (1,712,619)
Depreciation & Amortization                   -24.9%       (3,791,160)       (1,483,247)                          (1,810,139)
                                      --------------    ---------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                     -23.3%       (7,270,708)       (3,212,104)                          (3,522,758)
Gain (losses) on sales of int. in
                                      --------------    ---------------------------------------------------------------------
R.E                                              N/A                 -                 -                                    -
                                      --------------    ---------------------------------------------------------------------
Income before Minority Int.                    15.5%         7,257,318         3,723,637                            2,744,686
                                      --------------    ---------------------------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                                                          -                                    -
                                      --------------    ---------------------------------------------------------------------
NET INCOME                                     15.5%   $     7,257,318    $    3,723,637                51%   $     2,744,686
                                      ==============    =====================================================================
                                                         Q4 02
                                              (3 months ended 12/31/02)
                                      --------------------------------------------------
                                        Power Center            Strip Center
                                      --------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                             $     1,275,717
Straight-Lining of Base Rents                                   17,197
Percentage Rents                                                 (976)
Lease Termination                                                    -
Exp. Recoveries and Other Income                               425,126
                                      --------------------------------------------------
TOTAL REVENUES                                   39%         1,717,064                9%
                                      --------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                      272,198
Real Estate Taxes                                              120,025
Minority Interest in Properties                                      -
                                      --------------------------------------------------
Total Operating Expenses                         28%           392,223                8%
                                      --------------------------------------------------
NET OPERATING INCOME                             43%         1,324,841                9%
                                      --------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                              (38,072)
Depreciation & Amortization                                  (497,774)
                                      --------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                    (535,846)
                                      --------------------------------------------------
Gain (losses) on sales of int. in
R.E                                                                  -
                                      --------------------------------------------------
Income before Minority Int.                                    788,995
                                      --------------------------------------------------
Extraordinary item (Loss on
early extinguishment of debt)                                        -
                                      --------------------------------------------------
NET INCOME                                       38%   $       788,995               11%
                                      ==================================================


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

RETAIL INCOME STATEMENT (1)

YEARLY COMPARISON
(Property Status)

                                                                        CY 2003
                                                               (12 months ended 12/31/03)
                                       -------------------------------------------------------------------------
                                         Combined TOTAL      Enclosed Mall       Power Center     Strip Center
R.E. OPERATING REVENUES
Base Rents                               $  136,351,896     $  104,094,364     $   26,189,828     $    6,067,704
Straight-Lining of Base Rents                 2,805,547          2,039,421            644,281            121,845
Percentage Rents                              4,765,061          4,479,817            283,594              1,650
Lease Termination and Other Income            1,041,180            778,680            262,500                  -
Exp. Recoveries and Other Income             64,537,689         57,478,776          5,134,936          1,923,977
                                         --------------     --------------     --------------     --------------
TOTAL  REVENUES                             209,501,373        168,871,058  81%    32,515,139  16%     8,115,176  4%
                                         --------------     --------------     --------------     --------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    55,923,463         51,224,856          3,367,908          1,330,699
Real Estate Taxes                            18,957,900         15,189,118          2,982,280            786,502
Minority Interest in Properties                 901,518            901,518                  -                  -
                                         --------------     --------------     --------------     --------------
Total Operating Expenses                     75,782,881         67,315,492  89%     6,350,188  8%       2,117,201  3%
                                         --------------     --------------     --------------     --------------
NET OPERATING INCOME                        133,718,492        101,555,566  76%    26,164,951  20%      5,997,975  4%
                                         --------------     --------------     --------------     --------------
OTHER INCOME (EXP.)
Interest Expense                           (39,240,910)       (32,356,067)        (6,735,066)          (149,777)
Depreciation & Amortization                (42,490,065)       (33,169,577)        (7,609,792)        (1,710,696)
                                         --------------     --------------     --------------     --------------
TOTAL OTHER INCOME (EXP.)                  (81,730,975)       (65,525,644)       (14,344,858)        (1,860,473)
                                         --------------     --------------     --------------     --------------
Gains(losses) on sales of int. in
  R.E.                                        1,111,692                  -                  -          1,111,692
                                         --------------     --------------     --------------     --------------
Income before Minority Int.                  53,099,209         36,029,922         11,820,093          5,249,194
                                         --------------     --------------     --------------     --------------
Discontinued Operations:
Income from Disposed Real Estate                      -                  -                  -                  -
                                         --------------     --------------     --------------     --------------
Gain (losses) on Disposition of
  Discontinued Operations                             -


TOTAL DISCONTINUED OPERATIONS                         -                  -                  -                  -
                                         --------------     --------------     --------------     --------------
Extraordinary item (Loss on early
  extinguishment of debt)                             -                  -                  -                  -
                                         --------------     --------------     --------------     --------------
NET INCOME                                  $53,099,209        $36,029,922  68%  $ 11,820,093  22%  $  5,249,194 10%
                                         --------------     --------------     --------------     --------------
                                           % Change               % Change           % Change           % Change
                                            TOTAL            Enclosed Mall       Power Center       Strip Center
                                        ---------------    ---------------    ---------------    ---------------
R.E. OPERATING REVENUES
Base Rents                                        93.1%             161.4%               2.8%              14.3%
Straight-Lining of Base Rents                    169.3%             251.2%              46.7%             457.6%
Percentage Rents                                  89.1%             102.8%               0.9%                N/A
Lease Termination and Other Income                  N/A                N/A                N/A                N/A
Exp. Recoveries and Other Income                 154.4%             192.8%              19.6%              33.1%
                                        ---------------    ---------------    ---------------    ---------------
TOTAL  REVENUES                                  108.7%             170.6%               4.3%              19.3%
                                        ---------------    ---------------    ---------------    ---------------
R.E. OPERATING EXPENSES
Operating and Maintenance                        164.1%             197.7%              23.8%               6.6%
Real Estate Taxes                                157.6%             276.0%              12.8%              16.3%
Minority Interest in Properties                     N/A                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
Total Operating Expenses                         165.6%             216.8%              18.4%              10.0%
                                        ---------------    ---------------    ---------------    ---------------
NET OPERATING INCOME                              86.1%             146.8%               1.3%              22.9%
                                        ---------------    ---------------    ---------------    ---------------
OTHER INCOME (EXP.)
Interest Expense                                  42.5%             123.9%             -47.2%             -53.4%
Depreciation & Amortization                      117.9%             214.7%               3.4%               7.0%
                                        ---------------    ---------------    ---------------    ---------------
TOTAL OTHER INCOME (EXP.)                         73.7%             162.1%             -28.7%              -3.1%
                                        ---------------    ---------------    ---------------    ---------------
Gains(losses) on sales of int. in
  R.E.                                              N/A                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
Income before Minority Int.                       83.7%             122.9%             107.6%             -25.5%
                                        ---------------    ---------------    ---------------    ---------------
Discontinued Operations:
Income from Disposed Real Estate                -100.0%                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
Gain (losses) on Disposition of
  Discontinued Operations                           N/A                N/A                N/A                N/A
TOTAL DISCONTINUED OPERATIONS                       N/A                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
Extraordinary item (Loss on early
  extinguishment of debt)                           N/A                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
NET INCOME                                        82.8%             122.9%             107.6%             -27.1%
                                        ---------------    ---------------    ---------------    ---------------

                                                                        CY 2002
                                                               (12 months ended 12/31/02)
                                       -------------------------------------------------------------------------
                                         Combined TOTAL      Enclosed Mall     Power Center       Strip Center
R.E. OPERATING REVENUES
Base Rents                               $   70,607,350     $   39,823,123     $   25,476,799     $    5,307,428
Straight-Lining of Base Rents                 1,041,694            580,684            439,157             21,853
Percentage Rents                              2,519,565          2,208,613            281,016             29,936
Lease Termination and Other Income                  N/A            851,434            156,263            695,171
Exp. Recoveries and Other Income             25,373,374         19,633,919          4,294,392          1,445,063
                                          -------------      -------------      -------------      -------------
TOTAL  REVENUES                             100,393,417         62,402,602  62%    31,186,535  31%     6,804,280  7%
                                          -------------      -------------      -------------      -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    21,174,597         17,206,532          2,719,491          1,248,574
Real Estate Taxes                             7,359,346          4,039,466          2,643,487            676,393
Minority Interest in Properties                       -                  -                  -                  -
                                          -------------      -------------      -------------      -------------
Total Operating Expenses                     28,533,943         21,245,998  74%     5,362,978  19%     1,924,967  7%
                                          -------------      -------------      -------------      -------------
NET OPERATING INCOME                         71,859,474         41,156,604  57%    25,823,557  36%     4,879,313  7%
                                          -------------      -------------      -------------      -------------
OTHER INCOME (EXP.)
Interest Expense                           (27,541,955)       (14,454,016)       (12,766,796)          (321,143)
Depreciation & Amortization                (19,502,954)       (10,541,583)        (7,362,199)        (1,599,172)
                                          -------------      -------------      -------------      -------------
TOTAL OTHER INCOME (EXP.)                  (47,044,909)       (24,995,599)       (20,128,995)        (1,920,315)
                                          -------------      -------------      -------------      -------------
Gains(losses) on sales of int. in
  R.E.                                        4,085,164                  -                  -          4,085,164
                                          -------------      -------------      -------------      -------------
Income before Minority Int.                  28,899,729         16,161,005          5,694,562          7,044,162
                                          -------------      -------------      -------------      -------------
Discontinued Operations:
Income from Disposed Real Estate                151,875                  -                  -            151,875
                                          -------------      -------------      -------------      -------------
Gain (losses) on Disposition of
  Discontinued Operations
TOTAL DISCONTINUED OPERATIONS                   151,875                  -                  -            151,875
                                          -------------      -------------      -------------      -------------
Extraordinary item (Loss on early
  extinguishment of debt)                             -                  -                  -                  -
                                          -------------      -------------      -------------      -------------
NET INCOME                               $   29,051,604        $16,161,005  56%  $  5,694,562  20%  $  7,196,037  25%
                                          -------------      -------------      -------------      -------------



SAME STORE COMPARISON

                                                                        CY 2003
                                                               (12 months ended 12/31/03)
                                       -------------------------------------------------------------------------
                                         Combined TOTAL      Enclosed Mall       Power Center     Strip Center
R.E. OPERATING REVENUES
Base Rents                               $   46,751,966     $   16,317,723     $   26,189,828     $    4,244,415
Straight-Lining of Base Rents                   688,338             65,217            644,281           (21,160)
Percentage Rents                              1,209,707            926,113            283,594                  -
Lease Termination                               262,500                  -            262,500                  -
Exp. Recoveries and Other Income             14,682,875          8,218,172          5,134,936          1,329,767
                                          -------------      -------------      -------------      -------------
TOTAL  REVENUES                              63,595,386         25,527,225  40%    32,515,139  51%     5,553,022  9%
                                          -------------      -------------      -------------      -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    12,031,729          7,698,292          3,367,908            965,529
Real Estate Taxes                             5,103,101          1,595,927          2,982,280            524,894
Minority Interest in Properties                       -                  -                  -                  -
                                          -------------      -------------      -------------      -------------
Total Operating Expenses                     17,134,830          9,294,219  54%     6,350,188  37%     1,490,423  9%
                                          -------------      -------------      -------------      -------------
NET OPERATING INCOME                         46,460,556         16,233,006  35%    26,164,951  56%     4,062,599  9%
                                          -------------      -------------      -------------     -------------
OTHER INCOME (EXP.)
Interest Expense                           (12,169,313)        (5,284,470)        (6,735,066)          (149,777)
Depreciation & Amortization                (12,432,023)        (3,782,396)        (7,609,792)        (1,039,835)
                                          -------------      -------------      -------------      -------------
TOTAL OTHER INCOME (EXP.)                  (24,601,336)        (9,066,866)       (14,344,858)        (1,189,612)
                                          -------------      -------------      -------------      -------------
Gain (losses) on sales of int. in
  R.E                                                 -                  -                  -                  -
Income before Minority Int.                  21,859,220          7,166,140         11,820,093          2,872,987
                                          -------------      -------------      -------------      -------------
Extraordinary item (Loss on early
  extinguishment of debt)                             -                  -                  -
NET INCOME                                $  21,859,220        $ 7,166,140  33%  $ 11,820,093  54%  $  2,872,987 13%
                                          -------------      -------------      -------------      -------------

                                           % Change               % Change           % Change           % Change
                                            TOTAL            Enclosed Mall       Power Center       Strip Center
                                        ---------------    ---------------    ---------------    ---------------
R.E. OPERATING REVENUES
Base Rents                                         2.2%               0.7%               2.8%               4.3%
Straight-Lining of Base Rents                      0.5%             -65.9%              46.7%            -139.0%
Percentage Rents                                 -11.3%             -14.2%               0.9%                N/A
Lease Termination                                   N/A                N/A                N/A                N/A
Exp. Recoveries and Other Income                  10.9%               6.5%              19.6%               7.7%
                                        ---------------    ---------------    ---------------    ---------------
TOTAL  REVENUES                                    3.0%               1.2%               4.3%               3.5%
                                        ---------------    ---------------    ---------------    ---------------
R.E. OPERATING EXPENSES
Operating and Maintenance                         12.9%               9.9%              23.8%               3.1%
Real Estate Taxes                                  9.3%               4.1%              12.8%               6.7%
Minority Interest in Properties                     N/A                N/A                N/A                N/A
                                        ---------------    ---------------    ---------------    ---------------
Total Operating Expenses                          11.8%               8.9%              18.4%               4.3%
                                        ---------------    ---------------    ---------------    ---------------
NET OPERATING INCOME                               0.1%              -2.7%               1.3%               3.3%
                                        ---------------    ---------------    ---------------    ---------------
OTHER INCOME (EXP.)
Interest Expense                                  18.0%              59.0%              -1.5%              -2.7%
Depreciation & Amortization                        1.7%              -1.5%               3.4%               1.3%
                                        ---------------    ---------------    ---------------    ---------------
TOTAL OTHER INCOME (EXP.)                          9.1%              26.6%               1.0%               0.8%
                                        ---------------    ---------------    ---------------    ---------------
Gain (losses) on sales of int. in
  R.E                                               N/A                N/A                N/A                N/A
Income before Minority Int.                       -8.6%             -24.7%               1.7%               3.1%
                                        ---------------    ---------------    ---------------    ---------------
Extraordinary item (Loss on early
  extinguishment of debt)                             -                                                        -
NET INCOME                                        -8.6%             -24.7%               1.7%               3.1%
                                        ---------------    ---------------    ---------------    ---------------

                                                                        CY 2002
                                                               (12 months ended 12/31/02)
                                       -------------------------------------------------------------------------
                                         Combined TOTAL      Enclosed Mall     Power Center       Strip Center
R.E. OPERATING REVENUES
Base Rents                               $   45,757,398     $   16,210,308     $   25,476,799      $   4,070,291
Straight-Lining of Base Rents                   684,788            191,331            439,157             54,300
Percentage Rents                              1,363,550          1,079,291            281,016              3,243
Lease Termination                               712,452             17,281            695,171                  -
Exp. Recoveries and Other Income             13,245,563          7,716,349          4,294,392          1,234,822
                                          -------------      -------------      -------------      -------------
TOTAL  REVENUES                              61,763,751         25,214,560  41%    31,186,535  50%     5,362,656  9%
                                          -------------      -------------      -------------      -------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    10,661,145          7,005,024          2,719,491            936,630
Real Estate Taxes                             4,668,099          1,532,462          2,643,487            492,150
Minority Interest in Properties                       -                  -                  -                  -
                                          -------------      -------------      -------------      -------------
Total Operating Expenses                     15,329,244          8,537,486  56%     5,362,978  35%     1,428,780  9%
                                          -------------      -------------      -------------      -------------
NET OPERATING INCOME                         46,434,507         16,677,074  36%    25,823,557  56%     3,933,876  8%
                                          -------------      -------------      -------------      -------------
OTHER INCOME (EXP.)
Interest Expense                           (10,312,456)        (3,323,173)        (6,835,413)          (153,870)
Depreciation & Amortization                (12,229,512)        (3,840,558)        (7,362,199)        (1,026,755)
                                          -------------      -------------      -------------      -------------
TOTAL OTHER INCOME (EXP.)                  (22,541,968)        (7,163,731)       (14,197,612)        (1,180,625)
                                          -------------      -------------      -------------      -------------
Gain (losses) on sales of int. in
  R.E                                            32,500                  -                  -             32,500
Income before Minority Int.                  23,925,039          9,513,343         11,625,945          2,785,751
                                          -------------      -------------      -------------      -------------
Extraordinary item (Loss on early
  extinguishment of debt)                                                -                                     -
NET INCOME                                $  23,925,039        $ 9,513,343  40%  $ 11,625,945  49%  $  2,785,751  12%
                                          -------------      -------------      -------------      -------------



(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

                                                                                                          CY 12/31/03
FUNDS FROM OPERATIONS (1)                  Q4:12/31/03             % Change          Q4:12/31/02          (12 months)
                                     -----------------    -----------------    -----------------    -----------------
Net Income                           $      11,501,879                 56.9%   $       7,331,255    $     196,040,151
Dividends on preferred shares               (1,533,000)                                        -           (1,533,000)
                                     -----------------    -----------------    -----------------    -----------------
Net Income allocable to common
  shares                             $       9,968,879                 36.0%   $       7,331,255    $     194,507,151
Minority Interest in operating
  partnership-operations                     1,198,594                 51.9%             789,137            3,298,010
Minority Interest in operating
  partnership-discontinued
  operations                                   580,392                  N/A               (6,605)          18,848,730
(Gain) loss on sales of interests
  in real estate                            (4,457,176)                 N/A                    -          (16,199,310)
Gain (losses) on disposition of
  discontinued operations                     (194,441)                 N/A                    -         (178,121,005)
Depreciation & amortization: (2)
   Wholly owned and consolidated
   partnerships                             17,852,055                401.0%           3,563,415           37,356,061
   Unconsolidated partnerships
   and joint ventures                        1,243,672                -23.7%           1,630,536            5,071,443
   Discontinued operations                           -                  N/A            2,244,076            2,308,553
Financing repayment fee
                                     -----------------    -----------------    -----------------    -----------------
FFO                                  $      26,191,975                 68.4%   $      15,551,814    $      67,069,633
                                     -----------------    -----------------    -----------------    -----------------
Weighted Average Shares and O.P.
  Units Outstanding                         31,744,396                 74.3%          18,209,542           22,693,026
                                     -----------------    -----------------    -----------------    -----------------
Net Income per Share                 $            0.35                -21.5%   $            0.45    $            9.54
                                     -----------------    -----------------    -----------------    -----------------
FFO per Share                        $            0.83                 -3.4%   $            0.85    $            2.96
                                     -----------------    -----------------    -----------------    -----------------

FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                  $      26,191,975                 68.4%   $      15,551,814    $      67,069,633
Adjustments:
Straight-lining of base rents               (1,055,305)               254.3%            (297,854)          (2,805,547)
Recurring capital expenditures                (442,327)               -30.6%            (637,090)          (1,931,941)
Amortization of debt premium                (2,933,065)                 N/A                    -           (5,940,175)
                                     -----------------    -----------------    -----------------    -----------------
FAD                                  $      21,761,278                 48.9%   $      14,616,870    $      56,391,970
                                     -----------------    -----------------    -----------------    -----------------
Weighted Average Shares and O.P.
  Units Outstanding                         31,744,396                 74.3%          18,209,542           22,693,026
                                     -----------------    -----------------    -----------------    -----------------
FAD per Share                        $            0.69                -14.6%   $            0.80   $             2.48
                                     -----------------    -----------------    -----------------    -----------------
PAYOUT RATIOS
                                     -----------------    -----------------    -----------------    -----------------
Dividend per Common Share            $            0.54                  5.9%   $            0.51   $             2.07
                                     -----------------    -----------------    -----------------    -----------------
Payout Ratio of Net Income                      154.29%                39.8%              114.44%               21.70%
                                     -----------------    -----------------    -----------------    -----------------
Payout Ratio of FFO                              65.45%                 5.7%               59.72%               70.04%
                                     -----------------    -----------------    -----------------    -----------------
Payout Ratio of FAD                              78.77%                15.2%               63.54%               83.30%
                                     -----------------    -----------------    -----------------    -----------------

                                                                CY 12/31/02
FUNDS FROM OPERATIONS (1)                     % Change          (12 months)
                                     -----------------    -----------------
Net Income                                       727.9%   $      23,677,976
Dividends on preferred shares                                             -
Net Income allocable to common
  shares                                         721.5%   $      23,677,976
Minority Interest in operating
  partnership-operations                         161.2%           1,262,556
Minority Interest in operating
  partnership-discontinued
  operations                                       N/A            1,352,412
(Gain) loss on sales of interests
  in real estate                                   N/A                    -
Gain (losses) on disposition of
  discontinued operations                          N/A           (4,085,164)
Depreciation & amortization: (2)
   Wholly owned and consolidated
   partnerships                                  193.9%          12,708,936
   Unconsolidated partnerships
   and joint ventures                            -31.9%           7,446,295
   Discontinued operations                         N/A            8,726,812
Financing repayment fee                                              77,436
                                     -----------------    -----------------
FFO                                               31.1%   $      51,167,259
                                     -----------------    -----------------
Weighted Average Shares and O.P.
  Units Outstanding                               26.3%          17,967,106
                                     -----------------    -----------------
Net Income per Share                             551.2%   $            1.47
                                     -----------------    -----------------
FFO per Share                                      3.8%   $            2.85
                                     -----------------    -----------------

FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                               31.1%   $      51,167,259
Adjustments:
Straight-lining of base rents                    169.3%          (1,041,694)
Recurring capital expenditures                   -33.5%          (2,903,637)
Amortization of debt premium                       N/A                    -
                                     -----------------    -----------------
FAD                                               19.4%   $      47,221,928
                                     -----------------    -----------------
Weighted Average Shares and O.P.
  Units Outstanding                               26.3%          17,967,106
                                     -----------------    -----------------
FAD per Share                                     -5.5%   $            2.63
                                     -----------------    -----------------
PAYOUT RATIOS
                                     -----------------    -----------------
Dividend per Common Share                          1.5%   $            2.04
                                     -----------------    -----------------
Payout Ratio of Net Income                      -117.6%              139.25%
                                     -----------------    -----------------
Payout Ratio of FFO                               -1.6%               71.63%
                                     -----------------    -----------------
Payout Ratio of FAD                                5.7%               77.62%
                                     -----------------    -----------------

(1) Certain prior period amounts have been reclassified to conform with the current period presentation.
(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs. These amounts were previously included in the depreciation amounts and deducted in a separate line.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

KEY RATIOS

                                                                      Q4: 12/31/2003               Q4: 12/31/2002
                                                           -------------------------    -------------------------
Coverage Ratio
Interest Coverage Ratio (EBITDA/ Interest Expense)                              2.70                         2.42
                                                           -------------------------    -------------------------
Leverage Ratios (1)
Debt / Total Market Capitalization                                              50.3%                        56.3%
                                                           -------------------------    -------------------------
Operating Ratios
NOI/Real Estate Revenues                                                        64.1%                        66.1%
                                                           -------------------------    -------------------------
Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization                                           1.7%                         3.2%
FFO multiple (Closing share price / Annualized FFO per
  share for quarter)                                                           11.00                         7.61
NOI/Total Market Capitalization at Period End                                    1.9%                         2.6%
NOI/Investment in Real Estate at Period End                                      2.3%                         3.0%
                                                           -------------------------    -------------------------
Payout Ratios
FFO Payout Ratio (Dividend/FFO) per Share                                       65.4%                        59.7%
FAD Payout Ratio (Dividend/FAD) per Share                                       78.8%                        63.5%
                                                           -------------------------    -------------------------

(1) Calculations based on closing stock price at the end of the quarter.

(2) Calculations were adjusted for discontinued operations.

    The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.

    NOTE: Reconcilation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

                                             PREIT's             Total           PREIT's            PREIT's           PREIT's
                                           Ownership     Investment to     Investment to        Accumulated       Depreciated
Property Name                               Interest              Date          Date (1)       Depreciation             Costs
-----------------------------------------------------------------------------------------------------------------------------
Retail Properties
Beaver Valley Mall                              100%   $    54,578,235    $   54,578,235    $     2,437,789   $    52,140,446
Bradley Square                                  100%        11,213,758        11,213,758                  -        11,213,758
Capital City (2)                                 89%        77,579,833        77,579,833            258,708        77,321,125
Chambersburg Mall (2)(3)                         89%        36,181,955        36,181,955            127,892        36,054,063
Cherry Hill Mall (4)(5)(6)(9)                    73%       203,720,555       185,128,752          2,912,174       182,216,578
Christiana Power I                              100%        35,077,062        35,077,062          4,457,743        30,619,319
Creekview                                       100%        18,931,825        18,931,825          1,929,230        17,002,595
Crest Plaza Shopping Center                     100%        16,255,843        16,255,843            988,439        15,267,404
Crossroads Mall                                 100%        31,939,814        31,939,814            123,745        31,816,069
Dartmouth Mall                                  100%        51,169,619        51,169,619          9,159,934        42,009,685
Echelon Mall (9)                                100%        16,501,342        16,501,342            301,797        16,199,545
Exton Square Mall (6)(9)                        100%       137,036,562       137,036,562          2,440,321       134,596,241
Festival at Exton                               100%        18,983,896        18,983,896          2,141,362        16,842,534
Francis Scott Key Mall (3)                      100%        65,558,196        65,558,196            221,580        65,336,616
Gallery at Market East (9)                      100%        48,283,008        48,283,008            811,514        47,471,494
Jacksonville Mall                               100%        57,605,971        57,605,971            175,241        57,430,730
Logan Valley Mall (2)(3)                         89%        80,600,905        80,600,905            322,793        80,278,112
Lycoming Mall (2)(3)                             89%        54,917,377        54,917,377            109,311        54,808,066
Magnolia Mall                                   100%        57,226,327        57,226,327          7,500,372        49,725,955
Martinsburg Mall (3)                            100%        18,535,712        18,535,712                  -        18,535,712
Moorestown Mall (9)                             100%        74,795,733        74,795,733          1,399,663        73,396,070
Mount Berry Square                              100%        22,467,229        22,467,229                  -        22,467,229
New River Valley Mall (3)                       100%        32,149,764        32,149,764            116,130        32,033,634
Nittany Mall (2)(3)                              89%        44,641,709        44,641,709            158,119        44,483,590
North Hanover Mall (2)(3)                        89%        26,930,843        26,930,843            100,336        26,830,507
Northeast Tower Center                          100%        29,248,410        29,248,410          2,650,581        26,597,829
Northeast Tower Center-Home Depot               100%        13,578,891        13,578,891          1,289,995        12,288,896
Palmer Park Mall                                100%        37,963,335        37,963,335          5,731,352        32,231,983
Patrick Henry Mall (3)                          100%        96,649,678        96,649,678            279,046        96,370,632
Paxton Towne Centre                             100%        53,408,117        53,408,117          4,315,182        49,092,935
Phillipsburg Mall (3)                           100%        48,535,563        48,535,563            165,027        48,370,536
Plymouth Meeting Mall (9)                       100%        78,198,819        78,198,819          1,140,134        77,058,685
Prince Georges Plaza (6)                        100%        83,301,490        83,301,490         10,530,524        72,770,966
Schuylkill Mall (2)                              89%        15,038,157        15,038,157                  -        15,038,157
Shenango Valley Mall (2)                         89%        15,835,339        15,835,339                  -        15,835,339
South Blanding Village                          100%         9,502,950         9,502,950          3,190,825         6,312,125
South Mall (2)(3)                                89%        30,251,157        30,251,157            108,674        30,142,483
The Commons at Magnolia                         100%         9,884,213         9,884,213            931,450         8,952,763
Uniontown Mall (2)(3)                            89%        28,170,896        28,170,896            118,409        28,052,487
Valley Mall                                     100%        81,308,933        81,308,933            285,406        81,023,527
Valley View Mall                                100%        50,181,220        50,181,220            175,223        50,005,997
Viewmont Mall (2)(3)                             89%        70,531,123        70,531,123            232,454        70,298,669
Washington Crown Center (2)                      89%        49,137,405        49,137,405            171,678        48,965,727
West Manchester Mall (2)(3)                      89%        35,797,275        35,797,275                  -        35,797,275
Willow Grove Park (6)                           100%       166,851,686       166,851,686          6,427,698       160,423,988
Wiregrass Mall (8)                              100%        39,775,387        39,775,387            154,310        39,621,077
Wyoming Mall (2)(3)                              89%        85,543,410        85,543,410            247,334        85,296,076
-----------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties                            $ 2,421,576,527    $2,402,984,724    $    76,339,495   $ 2,326,645,229
=============================================================================================================================
Industrial Properties
"ARA Services, Allentown, PA                    100%   $        84,610    $       84,610    $        81,610   $         3,000
"ARA Services, Pennsauken, NJ                   100%           210,473           210,473            168,433            42,040
Interstate Container Corporation                100%         1,802,271         1,802,271          1,479,760           322,511
Sears Roebuck & Co.                             100%           406,857           406,857            346,968            59,889
-----------------------------------------------------------------------------------------------------------------------------
Sub-Total Industrial and Land
  Properties                                           $     2,504,211    $    2,504,211    $     2,076,771   $       427,440
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED PROPERTIES                      $ 2,424,080,738    $2,405,488,935    $    78,416,266   $ 2,327,072,669
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
  VENTURES                                             $   270,845,771    $  134,613,285    $    31,652,085   $   102,961,200
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED and JV
  PROPERTIES                                           $ 2,694,926,509    $2,540,102,220    $   110,068,351   $ 2,430,033,869
=============================================================================================================================

                                       PREIT's Share
                                              of O/S
                                       Mortgage Debt                       PREIT's Share            Current            Annual
                                        and Mortgage     PREIT's Share       of Mortgage          Mortgages     Mortgage Debt
Property Name                           Debt Premuim       of Mortgage      Debt Premium      Interest Rate           Service
-----------------------------------------------------------------------------------------------------------------------------
Retail Properties
Beaver Valley Mall                   $    47,316,181   $    47,316,181    $            -              7.36%   $     3,972,402
Bradley Square                                     -                 -                 -              0.00%
Capital City (2)                          60,281,074        53,250,000         7,031,074              7.61%         4,602,529
Chambersburg Mall (2)(3)                  21,019,161        19,058,962         1,960,199              7.43%         1,762,666
Cherry Hill Mall (4)(5)(6)(9)             79,401,313        72,805,434         6,595,879             10.60%         9,132,792
                                          59,790,866        59,790,866                 -              5.00%         2,789,582
Christiana Power I                                 -                 -                 -              0.00%                 -
Creekview                                          -                 -                 -              0.00%                 -
Crest Plaza Shopping Center                        -                 -                 -              0.00%                 -
Crossroads Mall                           14,466,479        13,573,290           893,189              7.39%         1,191,103
Dartmouth Mall                            69,514,500        69,514,500                 -              4.95%         4,483,668
Echelon Mall (9)                                   -                 -                 -              0.00%
Exton Square Mall (6)(9)                 107,904,587        99,735,643         8,168,944              6.95%         8,102,242
Festival at Exton                                  -                 -                 -              0.00%                 -
Francis Scott Key Mall (3)                36,783,532        33,353,184         3,430,348              7.43%         3,084,665
Gallery at Market East (9)                         -                 -                 -              0.00%
Jacksonville Mall                                  -                 -                 -              0.00%
Logan Valley Mall (2)(3)                  59,904,609        54,318,042         5,586,567              7.43%         5,023,597
Lycoming Mall (2)(3)                      36,783,532        33,353,184         3,430,348              7.43%         3,084,664
Magnolia Mall                             20,804,348        20,804,348                 -              8.20%         2,597,726
Martinsburg Mall (3)                      18,391,766        16,676,592         1,715,174              7.43%         1,542,332
Moorestown Mall (9)                       63,733,399        63,733,399                 -              4.95%         4,115,367
Mount Berry Square                                 -                 -                 -              0.00%
New River Valley Mall (3)                 17,866,287        16,200,118         1,666,169              7.43%         1,498,266
Nittany Mall (2)(3)                       31,528,742        28,588,444         2,940,298              7.43%         2,643,998
North Hanover Mall (2)(3)                 21,019,161        19,058,962         1,960,199              7.43%         1,762,666
Northeast Tower Center                             -                 -                 -              0.00%                 -
Northeast Tower Center-Home Depot         12,500,000        12,500,000                 -              7.40%           925,000
Palmer Park Mall                          18,213,653        18,213,653                 -              6.77%         1,661,220
Patrick Henry Mall (3)                    53,073,382        48,123,880         4,949,502              7.43%         4,450,730
Paxton Towne Centre                                -                 -                 -              0.00%                 -
Phillipsburg Mall (3)                     31,528,742        28,588,444         2,940,298              7.43%         2,643,998
Plymouth Meeting Mall (9)                          -                 -                 -              0.00%
Prince Georges Plaza (6)                  43,864,194        41,805,392         2,058,802              8.70%         4,134,937
Schuylkill Mall (2)                       18,732,516        18,732,516                 -              7.25%         3,315,300
Shenango Valley Mall (2)                           -                 -                 -              0.00%
South Blanding Village                             -                 -                 -              0.00%                 -
South Mall (2)(3)                         15,764,370        14,294,222         1,470,148              7.43%         1,321,999
The Commons at Magnolia                            -                 -                 -              0.00%                 -
Uniontown Mall (2)(3)                     25,222,993        22,870,755         2,352,238              7.43%         2,115,199
Valley Mall                                        -                 -                 -              0.00%
Valley View Mall                          37,701,026        37,000,000           701,026              6.15%         2,275,500
Viewmont Mall (2)(3)                      31,528,742        28,588,444         2,940,298              7.43%         2,643,998
Washington Crown Center (2)                        -                 -                 -              0.00%
West Manchester Mall (2)(3)               28,375,868        25,729,599         2,646,269              7.43%         2,379,598
Willow Grove Park (6)                    113,761,247       109,296,539         4,464,708              8.39%        10,046,933
Wiregrass Mall (8)                        30,000,000        30,000,000                 -              3.12%           967,200
Wyoming Mall (2)(3)                       59,904,609        54,318,043         5,586,566              7.43%         5,023,597
-----------------------------------------------------------------------------------------------------------------------------
Sub-Total Retail Properties          $ 1,286,680,879   $ 1,211,192,636    $   75,488,243              7.18%   $   105,295,475
=============================================================================================================================
Industrial Properties
"ARA Services, Allentown, PA         $             -                      $            -              0.00%   $             -
"ARA Services, Pennsauken, NJ                      -                                   -              0.00%                 -
Interstate Container Corporation                   -                                   -              0.00%                 -
Sears Roebuck & Co.                                -                                   -              0.00%                 -
-----------------------------------------------------------------------------------------------------------------------------
Sub-Total Industrial and Land
  Properties                         $             -                      $            -              0.00%   $             -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED PROPERTIES    $ 1,286,680,879   $ 1,211,192,636    $   75,488,243              7.18%   $   105,295,475
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
  VENTURES                           $   109,581,659   $   109,581,659    $            -              7.47%   $    10,205,588
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE                                                                 $            -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED and JV
  PROPERTIES                         $ 1,396,262,538   $ 1,320,774,295    $   75,488,243              7.20%   $   115,501,063
=============================================================================================================================

                                            Mortgage
                                          Balance at           Date of
Property Name                               Maturity          Maturity             Notes
----------------------------------------------------------------------------------------
Retail Properties
Beaver Valley Mall                   $    42,265,601              2012
Bradley Square
Capital City (2)                          47,215,150              2012
Chambersburg Mall (2)(3)                  17,199,298              2008
Cherry Hill Mall (4)(5)(6)(9)             70,237,549              2005
                                          58,148,407              2005
Christiana Power I                                 -
Creekview                                          -
Crest Plaza Shopping Center                        -
Crossroads Mall                           12,646,534              2008
Dartmouth Mall                            57,594,279              2013
Echelon Mall (9)
Exton Square Mall (6)(9)                  93,034,212              2008
Festival at Exton                                  -
Francis Scott Key Mall (3)                30,098,771              2008
Gallery at Market East (9)
Jacksonville Mall
Logan Valley Mall (2)(3)                  49,017,998              2008
Lycoming Mall (2)(3)                      30,098,771              2008
Magnolia Mall                             17,782,882              2007
Martinsburg Mall (3)                      15,049,385              2008
Moorestown Mall (9)                       52,863,321              2013
Mount Berry Square
New River Valley Mall (3)                 14,619,403              2008
Nittany Mall (2)(3)                       25,798,946              2008
North Hanover Mall (2)(3)                 17,199,298              2008
Northeast Tower Center                             -
Northeast Tower Center-Home Depot         12,500,000              2005
Palmer Park Mall                          15,674,394              2009
Patrick Henry Mall (3)                    43,428,226              2008
Paxton Towne Centre                                -
Phillipsburg Mall (3)                     25,798,946              2008
Plymouth Meeting Mall (9)
Prince Georges Plaza (6)                  39,986,536              2007
Schuylkill Mall (2)                        7,442,925              2008
Shenango Valley Mall (2)
South Blanding Village                             -
South Mall (2)(3)                         12,899,473              2008
The Commons at Magnolia                            -
Uniontown Mall (2)(3)                     20,639,157              2008
Valley Mall
Valley View Mall                          34,589,149              2009
Viewmont Mall (2)(3)                      25,798,946              2008
Washington Crown Center (2)
West Manchester Mall (2)(3)               23,219,052              2008
Willow Grove Park (6)                    107,307,726              2006
Wiregrass Mall (8)                        30,000,000              2005
Wyoming Mall (2)(3)                       49,017,998              2008
----------------------------------------------------------------------------------------
Sub-Total Retail Properties          $ 1,099,172,333
========================================================================================
Industrial Properties
"ARA Services, Allentown, PA         $             -
"ARA Services, Pennsauken, NJ                      -
Interstate Container Corporation                   -
Sears Roebuck & Co.                                -
----------------------------------------------------------------------------------------
Sub-Total Industrial and Land
  Properties                         $             -
----------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED PROPERTIES    $ 1,099,172,333
----------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
  VENTURES                           $    93,753,089
----------------------------------------------------------------------------------------
CORPORATE
----------------------------------------------------------------------------------------
TOTAL for WHOLLY OWNED and JV
  PROPERTIES                         $ 1,192,925,422
========================================================================================

(1) Includes development and CIP costs.

(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3) Mortgage Debt represents properties' allocated portion of the REMIC provided by General Electric Capital Corporation.

(4) PREIT acquired a 73% partnership interest in New Castle Associates. New Castle Associates, which acquired Cherry Hill Mall in a transaction that immediately preceded the Company's acquisition of the New Castle Associates partnership interest, is consolidated for accounting purposes.

(5) PREIT's Investment to date is net of an allocation of the purchase price to the value of in-place leases, a market value assessment of the in-place leases, a deferral of a portion of the purchase price related to the 27% minority interest and includes improvements to the asset since the purchase.

(6) Development costs are included in the balance sheet under other assets.

(7) Includes mark to market of debt.

(8) Term does not include two 12 month extensions.

(9) Investment and debt balances have been modified from those previously presented to reflect revised assumptions about the fair value of the assets and liabilities acquired, and to reflect additional costs associated with the acquisition of these properties.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

DEBT SCHEDULE of PARTNERSHIPS AND JOINT VENTURES

                                             PREIT's             Total           PREIT's            PREIT's           PREIT's
                                           Ownership     Investment to     Investment to        Accumulated       Depreciated
Property Name                               Interest              Date          Date (1)       Depreciation             Costs
                                      --------------    --------------    --------------     --------------    --------------
Retail Properties
Court at Oxford Valley                           50%   $    55,612,574    $   27,806,287    $     4,222,051   $    23,584,236
Laurel Mall                                      40%        31,377,328        12,550,931          4,638,360         7,912,571
Lehigh Valley Mall                               50%        29,735,754        14,867,877          9,385,967         5,481,910
Metroplex Shopping Center (Blue
Route)                                           50%        82,432,626        41,216,313          3,619,371        37,596,942
Red Rose Commons                                 50%        20,395,288        10,197,644          1,369,747         8,827,897
Rio Mall                                         60%         8,219,542         4,931,725          2,372,269         2,559,456
Springfield Park I&II                            50%        13,276,202         6,638,101            581,213         6,056,888
Whitehall Mall                                   50%        29,796,458        14,898,229          5,463,107         9,435,122
                                     ----------------------------------------------------------------------------------------
Sub-Total Retail Properties                            $   270,845,771    $  133,107,107    $    31,652,085   $   101,455,022
                                     ----------------------------------------------------------------------------------------
Construction in Progress/
Development
Pavilion at Market East                          50%               N/A    $    1,506,178                  -   $     1,506,178
                                     ----------------------------------------------------------------------------------------
Sub-Total Properties Under
Development                                            $             -    $    1,506,178    $             -   $     1,506,178
                                     ----------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
VENTURES                                               $   270,845,771    $  134,613,285    $    31,652,085   $   102,961,200
                                     ========================================================================================

                                       PREIT's Share
                                              of O/S
                                       Mortgage Debt                       PREIT's Share            Current            Annual
                                        and Mortgage     PREIT's Share       of Mortgage          Mortgages     Mortgage Debt
Property Name                           Debt Premuim       of Mortgage      Debt Premium      Interest Rate           Service
                                      --------------    --------------    --------------     --------------    --------------
Retail Properties
Court at Oxford Valley               $    21,827,846   $    21,827,846    $            -              8.02%   $     2,319,426
Laurel Mall                                9,200,000         9,200,000                 -              6.00%           661,904
Lehigh Valley Mall                        23,676,622        23,676,622                 -              7.90%         2,479,260
Metroplex Shopping Center (Blue
Route)                                    32,132,630        32,132,630                 -              7.25%         2,680,953
Red Rose Commons                          13,820,806        13,820,806                 -              7.66%         1,220,048
Rio Mall                                           -                 -                 -              0.00%                 -
Springfield Park I&II                      1,849,574         1,849,574                 -              7.79%           202,561
Whitehall Mall                             7,074,181         7,074,181                 -              6.77%           641,436
                                     ----------------------------------------------------------------------------------------
Sub-Total Retail Properties          $   109,581,659   $   109,581,659    $            -              7.47%   $    10,205,588
                                     ----------------------------------------------------------------------------------------
Construction in Progress/
Development
Pavilion at Market East                            -   $             -                                0.00%                 -
                                     ----------------------------------------------------------------------------------------
Sub-Total Properties Under
Development                          $             -   $             -    $            -    $             -   $             -
                                     ----------------------------------------------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
VENTURES                             $   109,581,659   $   109,581,659    $            -              7.47%   $    10,205,588
                                     ========================================================================================

                                            Mortgage
                                          Balance at           Date of
Property Name                               Maturity          Maturity             Notes
                                      --------------    --------------    --------------
Retail Properties
Court at Oxford Valley               $    15,966,965              2011
Laurel Mall                                7,819,521              2013
Lehigh Valley Mall                        21,750,440              2006
Metroplex Shopping Center (Blue
Route)                                    28,250,000              2011
Red Rose Commons                          12,425,422              2009
Rio Mall                                           -
Springfield Park I&II                      1,411,804              2010
Whitehall Mall                             6,128,937              2008
                                     ---------------------------------------------------
Sub-Total Retail Properties          $    93,753,089
                                     ---------------------------------------------------
Construction in Progress/
Development
Pavilion at Market East                            -            Construction in Progress
                                     ---------------------------------------------------
Sub-Total Properties Under
Development                          $             -
                                     ---------------------------------------------------
TOTAL for PARTNERSHIPS and JOINT
VENTURES                             $    93,753,089
                                     ===================================================


(1) Includes development and CIP costs.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

DEBT ANALYSIS

[PREIT AND PEI GRAPHICS OMITTED]

Outstanding Debt

                                                            % of Total                           % of Total
                                          Fixed Rate      Indebtedness     Floating Rate       Indebtedness             Total
Wholly Owned
Mortgage Notes Payable               $ 1,256,680,879             80.2%    $   30,000,000               1.9%   $ 1,286,680,879
Revolving Line of Credit                           -              0.0%                 -               0.0%                 -
Acquisition Term Loan & Unsecured
Line of Credit                                                    0.0%                                 0.0%                 -
                                      --------------                     --------------                       --------------
   SUB-TOTAL                           1,256,680,879             80.2%        30,000,000               1.9%     1,286,680,879
Partnerships and Joint Ventures
(at PREIT's share)
Mortgage Notes Payable                   109,581,659              7.0%                 -               0.0%       109,581,659
Revolving Line of Credit                           -              0.0%                 -               0.0%                 -
Construction loans payable                         -              0.0%                 -               0.0%                 -
                                      --------------                      --------------                       --------------
   SUB-TOTAL                             109,581,659              7.0%                 -               0.0%       109,581,659
Corporate
Revolving Line of Credit                                          0.0%       170,000,000              10.9%       170,000,000
                                      --------------                      --------------                       --------------
   SUB-TOTAL                                                      0.0%       170,000,000              10.9%       170,000,000
TOTAL OUTSTANDING DEBT                 1,366,262,538                         200,000,000                        1,566,262,538
SWAP                                               -                                   -                                    -
                                      --------------                      --------------                       --------------
TOTAL DEBT AFTER HEDGE               $ 1,366,262,538             87.2%    $  200,000,000              12.8%   $ 1,566,262,538
                                      ==============                      ==============                       ==============

                                          % of Total
                                        Indebtedness
Wholly Owned
Mortgage Notes Payable                         82.1%
Revolving Line of Credit                        0.0%
Acquisition Term Loan & Unsecured
Line of Credit                                  0.0%

   SUB-TOTAL                                   82.1%
Partnerships and Joint Ventures
(at PREIT's share)
Mortgage Notes Payable                          7.0%
Revolving Line of Credit                        0.0%                    [OUTSTANDING PRINCIPAL BALANCE CHART OMITTED]
Construction loans payable                      0.0%

   SUB-TOTAL                                    7.0%
Corporate
Revolving Line of Credit                       10.9%

   SUB-TOTAL                                   10.9%
TOTAL OUTSTANDING DEBT
SWAP

TOTAL DEBT AFTER HEDGE                        100.0%



Weighted Average Interest Rates

                                                                Weighted Average
                                      Principal Balance            Interest Rate
Fixed Rate Debt                   $       1,290,774,295                    7.20%
Mortgage Debt Premium             $          75,488,243
Floating Rate Debt                          200,000,000                    3.12%
                                  ----------------------------------------------
TOTAL                             $       1,566,262,538                    6.65%
                                  ==============================================


Interest Rate Hedging Instruments

                                                         Interest Rate        Expiration
                                      Nominal Amount             Limit              Date                       Nominal Amount
                                     ---------------------------------------------------                       --------------
                          CAP              None                                                        SWAP    None

                                       Fixed Rate in     Floating Rate        Expiration
                                           Agreement      in Agreement              Date
                                     ---------------------------------------------------
CAP


Mortgage/Construction Maturity Schedule (1)

                                                                                      Mortgage                           Cumulative
                                                                                    Balance at          % of Debt         % of Debt
Year                                                                                  Maturity           Expiring          Expiring
                                                                                ----------------------------------------------------
2003                                                                                         -               0.0%              0.0%
2004                                                                                         -               0.0%              0.0%
2005                                                                               170,885,956              14.3%             14.3%
2006                                                                               129,058,166              10.8%             25.1%
2007                                                                                57,769,418               4.8%             30.0%
2008                                                                               519,136,276              43.5%             73.5%
2009                                                                                62,688,965               5.3%             78.8%
2010                                                                                 1,411,804               0.1%             78.9%
2011                                                                                28,250,000               2.4%             81.2%
2012                                                                                         -               0.0%             81.2%
Thereafter                                                                         223,724,838              18.8%            100.0%
                                                                                ---------------------------------
                                                                                $1,192,925,422             100.0%
                                                                                ---------------------------------


(1) The average period to mortgage maturity is 5.25 years.

NOTE: Reconciliation to GAAP is on pages 38 to 43.

Average Debt Balance

                                                           Mortgage Debt
                                                                   (1) &
                                                            Construction    Line of Credit
                                                                   Loans      & Bank Loans              REMIC             TOTAL
                                                          ---------------------------------------------------------------------
Beginning Balance                            9/30/2003   $   739,061,360    $            -    $             -   $   739,061,452
Additional Markup of Debt on Cherry
Hill and Exton Square                        9/30/2003         2,036,907                                              2,036,907
Merger with Crown                           11/20/2003       162,002,740       170,000,000        443,788,249       775,790,989
Markup of Debt                              11/20/2003         8,728,333                           46,413,068        55,141,401
Laurel Mall-Refinancing                     11/20/2003       (8,450,317)                                            (8,450,317)
Laurel Mall-Refinancing                     11/20/2003         9,200,000                                              9,200,000
Debt Amortization (2)                       12/31/2003       (5,030,953)                          (1,486,849)       (6,517,802)
                                                          ---------------------------------------------------------------------
Ending Balance                              12/31/2003   $   907,548,070    $  170,000,000    $   488,714,468   $ 1,566,262,538
Weighted Average Balance                                 $   817,519,039    $   75,760,870    $   218,459,283   $ 1,111,739,191
                                                          ---------------------------------------------------------------------


(1) Includes mark to market of debt.

(2) Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

DEBT RATIOS(1)
                                                   [Graphic           [Graphic
                                                   Omitted]           Omitted]

                                                    31/12/2003        31/12/2002
                                               ---------------------------------
Total Liabilities to Gross Asset Value
    Ratio of Total Liabilities(2) to Gross
    Asset Value(3) less than or equal to
      0.65 to 1.00.
    Total Liabilities                          $ 1,579,303,539   $   656,324,733
    Gross Asset Value                          $ 3,076,545,743   $ 1,204,372,851
    Ratio                                               51.33%            54.50%
                                               ---------------------------------
EBITDA to Interest Expense
    Ratio of EBITDA(4) to Interest
    Expense(5) greater than or equal to
      1.90 to 1.00.
    EBITDA                                     $   121,299,465   $    97,213,497
    Interest Expense                           $    57,969,142   $    43,668,158
    Ratio                                                 2.09              2.23
                                               ---------------------------------
Adjusted EBITDA to Fixed Charges
    Ratio of Adjusted EBITDA(6) to Fixed
    Charges(7) greater than or equal to
      1.50 to 1.00.
    Adjusted EBITDA                            $   118,387,620   $    94,666,909
    Fixed Charges                              $    69,089,099   $    51,180,102
    Ratio                                                 1.71              1.85
                                               ---------------------------------
Secured Indebtedness to Gross Asset Value
    Ratio of Secured Indebtedness(8) to
    Gross Asset Value(3) less than or
      equal to 0.60 to 1.00.
    Secured Indebtedness                       $ 1,320,774,295
    Gross Asset Value                          $ 3,076,545,743
    Ratio                                               42.93%              N/A
                                               ---------------------------------


(1) Debt ratios are based on loan covenants included in the Trust's Line of Credit facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003.

(2) Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3) Gross Asset Value defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Propery upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT's (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations.

(4) EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(5) Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.

(6) Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(7) Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(8) Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

PORTFOLIO SUMMARY-RETAIL
(Sorted by State)

                                                                                Property         Management          Property
Retail Properties (1)                           City             State           Subtype             Status            Status
---------------------------------     --------------    --------------    --------------     --------------    --------------
Wiregrass Commons                     Dothan                        AL     Enclosed Mall              PREIT               New
Christiana Power Center I             Newark                        DE      Power Center              PREIT          Existing
South Blanding Village                Jacksonville                  FL      Strip Center              PREIT          Existing
Mount Berry Square                    Rome                          GA     Enclosed Mall              PREIT               New
Dartmouth Mall                        Dartmouth                     MA     Enclosed Mall              PREIT          Existing
Francis Scott Key (2)                 Frederick                     MD     Enclosed Mall              PREIT               New
Valley Mall                           Hagerstown                    MD     Enclosed Mall              PREIT               New
Prince Georges Plaza                  Hyattsville                   MD     Enclosed Mall              PREIT     Redevelopment
Jacksonville Mall                     Jacksonville                  NC     Enclosed Mall              PREIT               New
Cherry Hill Mall                      Cherry Hill                   NJ     Enclosed Mall              PREIT               New
Moorestown Mall                       Moorestown                    NJ     Enclosed Mall              PREIT               New
Phillipsburg Mall                     Phillipsburg                  NJ     Enclosed Mall              PREIT               New
Rio Mall                              Rio Grande                    NJ      Strip Center        Third Party          Existing
Echelon Mall                          Voorhees                      NJ     Enclosed Mall              PREIT               New
Crest Plaza Shopping Center           Allentown                     PA      Strip Center              PREIT               New
Lehigh Valley Mall                    Allentown                     PA     Enclosed Mall        Third Party          Existing
South Mall (2)                        Allentown                     PA     Enclosed Mall              PREIT               New
Whitehall Mall                        Allentown                     PA      Power Center        Third Party          Existing
Logan Valley Mall (2)                 Altoona                       PA     Enclosed Mall              PREIT               New
Capital City Mall (2)                 Camp Hill                     PA     Enclosed Mall              PREIT               New
                                           Ownership                         Year Built/        Years Since         Owned GLA
Retail Properties (1)                       Interest     Date Acquired    Last Renovated         Renovation         (anchors)
---------------------------------     --------------    --------------    --------------     --------------    --------------
Wiregrass Commons                               100%              2003         1986/1999                  4                 -
Christiana Power Center I                       100%              1998              1998                  5           190,814
South Blanding Village                          100%         1988/1990              1986                 17            73,921
Mount Berry Square                              100%              2003              1991                 12           269,257
Dartmouth Mall                                  100%              1997         1971/2000                  3           301,583
Francis Scott Key (2)                            89%              2003         1978/1991                 12           291,620
Valley Mall                                     100%              2003         1974/1999                  4           294,348
Prince Georges Plaza                            100%              1998         1959/1990                 13           404,462
Jacksonville Mall                               100%              2003         1981/1998                  5           242,115
Cherry Hill Mall                                 73%              2003         1961/1990                 13                 -
Moorestown Mall                                 100%              2003         1963/2000                  3           408,356
Phillipsburg Mall                               100%              2003         1989/2003                  0           306,159
Rio Mall                                         60%              1973         1973/1999                  4           136,066
Echelon Mall                                    100%              2003         1970/1998                  5           310,840
Crest Plaza Shopping Center                     100%              1964         1959/1991                 12            45,000
Lehigh Valley Mall                               50%              1973         1977/1996                  7           212,000
South Mall (2)                                   89%              2003         1975/1992                 11           188,858
Whitehall Mall                                   50%              1964         1964/1998                  5           294,635
Logan Valley Mall (2)                            89%              2003         1960/1997                  6           454,387
Capital City Mall (2)                            89%              2003         1974/1998                  5           204,301
                                           Owned GLA       TOTAL Owned                                         TOTAL Property
Retail Properties (1)                  (non-anchors)               GLA       Space Not Owned (Name/GLA)                   GLA
---------------------------------     --------------    --------------    ---------------------------------    --------------
Wiregrass Commons                            231,485           231,485     Dillard's                403,163            634,648
                                                                           JC Penney
                                                                           McRaes
                                                                           Parisian
Christiana Power Center I                    111,595           302,409                                    -           302,409
South Blanding Village                        32,736           106,657                                    -           106,657
Mount Berry Square                           208,802           478,059                                    -           478,059
Dartmouth Mall                               315,109           616,692                                    -           616,692
Francis Scott Key (2)                        278,628           570,248     Hecht's                  139,333           709,581
Valley Mall                                  355,972           650,320     Sears                    243,400           893,720
                                                                           Hecht's
Prince Georges Plaza                         348,491           752,953                                    -           752,953
Jacksonville Mall                            232,327           474,442                                    -           474,442
Cherry Hill Mall                             533,523           533,523     JC Penney                740,770         1,274,293
                                                                           Macy's
                                                                           Strawbridge's
Moorestown Mall                              326,190           734,546     Lord & Taylor            321,200         1,055,746
                                                                           Strawbridge's
Phillipsburg Mall                            246,307           552,466                                    -           552,466
Rio Mall                                      29,517           165,583                                    -           165,583
Echelon Mall                                 433,594           744,434     Strawbridge's            396,783         1,141,217
                                                                           Boscov's
Crest Plaza Shopping Center                   60,992           105,992     Target                   143,130           249,122
Lehigh Valley Mall                           471,353           683,353     JC Penney                371,986         1,055,339
                                                                           Strawbridge's
                                                                           Firestone
South Mall (2)                               214,677           403,535                                                403,535
Whitehall Mall                               239,086           533,721                                    -           533,721
Logan Valley Mall (2)                        327,247           781,634                                    -           781,634
Capital City Mall (2)                        284,320           488,621     Hecht's                  120,000           608,621

                                            Majors /             Lease
Retail Properties (1)                        Anchors        Expiration
---------------------------------     --------------    --------------
Wiregrass Commons                     Dillard's                1/31/37
                                      JC Penney                5/30/14
                                      McRaes                   1/31/37
                                      Parisian                 1/31/37
Christiana Power Center I             Costco                   1/31/37
                                      Dick's
                                      Sporting Gds            11/30/13
South Blanding Village                Staples                  9/30/08
                                      Food Lion                7/31/08
Mount Berry Square                    Belks                    2/12/11
                                      JC Penney                2/28/06
                                      Profitts                 1/31/12
                                      Sears                     2/8/11
Dartmouth Mall                        JC Penney                7/31/09
                                      Sears                    4/12/06
Francis Scott Key (2)                 Hecht's                      N/A
                                      Sears                    7/31/08
                                      JC Penney                5/31/06
                                      Value City               6/30/10
Valley Mall                           Sears                    4/14/44
                                      JC Penney                10/3/09
                                      Bon-Ton                  1/31/14
                                      Hecht's                 10/23/49
Prince Georges Plaza                  JC Penney                7/31/04
                                      Hecht                   10/31/08
Jacksonville Mall                     Belks                    8/21/11
                                      JC Penney                8/31/05
                                      Sears                     8/4/11
Cherry Hill Mall                      JC Penney                    N/A
                                      Macy's                       N/A
                                      Strawbridge's                N/A
Moorestown Mall                       Boscov's                10/31/10
                                      Lord & Taylor                N/A
                                      Sears                    10/5/22
                                      Strawbridge's                N/A
Phillipsburg Mall                     Bon-Ton                  1/31/10
                                      JC Penney                3/31/10
                                      Sears                    4/30/09
                                      Kohl's                   1/31/25
Rio Mall                              K-Mart                   7/31/18
                                      Staples                 10/31/04
Echelon Mall                          Boscov's                     N/A
                                      Strawbridge's                N/A
Crest Plaza Shopping Center           Weis Market              1/31/07
                                      Target                       N/A
Lehigh Valley Mall                    Macy's                   7/31/12
                                      JC Penney                    N/A
                                      Strawbridge's                N/A
South Mall (2)                        Bon-Ton                  9/30/05
                                      Stein Mart              10/31/06
                                      Steve &
                                      Barry's                  1/31/11
Whitehall Mall                        Kohl's                    3/9/07
                                      Sears                    9/18/11
                                      Bed, Bath &
                                      Beyond                   1/31/10
Logan Valley Mall (2)                 JC Penney                6/30/17
                                      Kaufmann's               1/31/05
                                      Sears                   10/31/16
Capital City Mall (2)                 JC Penney               11/30/10
                                      Hecht's                      N/A
                                      Sears                    7/31/04

                                                                                Property         Management          Property
Retail Properties (1)                           City             State           Subtype             Status            Status
---------------------------------     --------------    --------------    --------------     --------------    --------------
Chambersburg Mall (2)                 Chambersburg                  PA     Enclosed Mall              PREIT               New
Palmer Park Mall                      Easton                        PA     Enclosed Mall              PREIT          Existing
Exton Square Mall                     Exton                         PA     Enclosed Mall              PREIT               New
Festival at Exton                     Exton                         PA      Strip Center              PREIT          Existing
Schuykill Mall (2)                    Frackville                    PA     Enclosed Mall              PREIT               New
North Hanover Mall (2)                Hanover                       PA     Enclosed Mall              PREIT               New
Paxton Towne Center                   Harrisburg                    PA      Power Center              PREIT          Existing
Laurel Mall                           Hazleton                      PA     Enclosed Mall        Third Party          Existing
Shenango Valley Mall (2)              Hermitage                     PA     Enclosed Mall              PREIT               New
Red Rose Commons                      Lancaster                     PA      Power Center        Third Party          Existing
The Court at Oxford Valley            Langhorne                     PA      Power Center        Third Party          Existing
Beaver Valley Mall                    Monaca                        PA     Enclosed Mall              PREIT               New
Lycoming Mall (2)                     Pennsdale                     PA     Enclosed Mall              PREIT               New
Northeast Tower Center                Philadelphia                  PA      Power Center              PREIT          Existing
The Gallery at Market East            Philadelphia                  PA     Enclosed Mall              PREIT               New
Plymouth Meeting Mall                 Plymouth Meeting              PA     Enclosed Mall              PREIT               New
Metroplex Shopping Center             Plymouth Mtg.                 PA      Power Center        Third Party          Existing
Viewmont Mall (2)                     Scranton                      PA     Enclosed Mall              PREIT               New
Springfield Park I & II               Springfield                   PA      Strip Center              PREIT          Existing

                                           Ownership                         Year Built/        Years Since         Owned GLA
Retail Properties (1)                       Interest     Date Acquired    Last Renovated         Renovation         (anchors)
---------------------------------     --------------    --------------    --------------     --------------    --------------
Chambersburg Mall (2)                            89%              2003              1982                 21           241,690
Palmer Park Mall                                100%              1972         1972/1998                  5           314,235
Exton Square Mall                               100%              2003         1973/2000                  3           440,301
Festival at Exton                               100%              1998              1991                 12            60,425
Schuykill Mall (2)                               89%              2003         1980/1991                 12           346,990
North Hanover Mall (2)                           89%              2003         1967/1999                  4           288,177
Paxton Towne Center                             100%              1999              2001                  2           151,627
Laurel Mall                                      40%              1988         1973/1995                  8           350,323
Shenango Valley Mall (2)                         89%              2003         1967/1997                  6           400,099
Red Rose Commons                                 50%              1998              1998                  5                 -
The Court at Oxford Valley                       50%              1997              1996                  7           176,831
Beaver Valley Mall                              100%              2002         1970/1991                 12           511,267
Lycoming Mall (2)                                89%              2003         1978/1990                 13           321,441
Northeast Tower Center                          100%         1998/1999         1997/1998                  5           256,021
The Gallery at Market East                      100%              2003         1977/1983                 20                 -
Plymouth Meeting Mall                           100%              2003         1966/1999                  4           345,000
Metroplex Shopping Center                        50%              1999              2001                  2            67,185
Viewmont Mall (2)                                89%              2003         1968/1996                  7           386,262
Springfield Park I & II                          50%         1997/1998         1997/1998                  5            83,539

                                           Owned GLA       TOTAL Owned                                         TOTAL Property
Retail Properties (1)                  (non-anchors)               GLA       Space Not Owned (Name/GLA)                   GLA
---------------------------------     --------------    --------------    ---------------------------------    --------------
Chambersburg Mall (2)                        212,918           454,608                                    -           454,608
Palmer Park Mall                             131,937           446,172                                    -           446,172
Exton Square Mall                            369,185           809,486     Strawbridge's            277,468         1,086,954
                                                                           K-Mart
Festival at Exton                             84,578           145,003                                    -           145,003
Schuykill Mall (2)                           318,872           665,862     Bon-Ton                   60,916           726,778
North Hanover Mall (2)                       161,009           449,186                                    -           449,186
Paxton Towne Center                          292,856           444,483     Target                   273,058           717,541
                                                                           Costco
Laurel Mall                                  206,783           557,106                                    -           557,106
Shenango Valley Mall (2)                     128,006           528,105                                                528,105
Red Rose Commons                             263,452           263,452     Weis Markets             199,590           463,042
                                                                           Home Depot
The Court at Oxford Valley                   280,031           456,862     Home Depot               247,624           704,486
                                                                           BJ's
Beaver Valley Mall                           446,709           957,976     Kaufmann's               204,770         1,162,746
Lycoming Mall (2)                            341,250           662,691     Kaufmann's               120,000           782,691
Northeast Tower Center                       182,521           438,542     Raymour &                 38,678           477,220
                                                                           Flanigan
The Gallery at Market East                   192,552           192,552                                    -           192,552
Plymouth Meeting Mall                        413,484           758,484     Strawbridge's            214,635           973,119
Metroplex Shopping Center                    410,276           477,461     Target                   300,729           778,190
                                                                           Lowe's
Viewmont Mall (2)                            237,404           623,666     Kaufmann's               120,000           743,666
Springfield Park I & II                       43,292           126,831     Target                   145,669           272,500
                                            Majors /             Lease
Retail Properties (1)                        Anchors        Expiration
---------------------------------     --------------    --------------
Chambersburg Mall (2)                 Bon-Ton                  7/31/05
                                      JC Penney                3/31/12
                                      Sears                     2/9/10
                                      Value City               2/28/07
Palmer Park Mall                      Bon-Ton                  7/25/14
                                      Boscov's                10/31/18
Exton Square Mall                     Boscov's                10/31/19
                                      JC Penney                5/31/20
                                      K-Mart                       N/A
                                      Sears                    1/31/20
                                      Strawbridge's                N/A
Festival at Exton                     Sears Hardware           8/18/04
                                      Clemen's                10/31/11
Schuykill Mall (2)                    K-Mart                  10/31/11
                                      Sears                   10/31/05
                                      Bon-Ton                      N/A
                                      Black Diamond
                                      Antiques                12/31/03
North Hanover Mall (2)                Bon-Ton                  1/31/06
                                      JC Penney                1/31/06
                                      Black Rose
                                      Antiques                     N/A
                                      Sears                   11/30/09
Paxton Towne Center                   Target                       N/A
                                      Kohl's                   1/25/21
                                      Weis                    11/30/20
                                      Costco                       N/A
Laurel Mall                           Boscov's                 4/30/08
                                      K-Mart                   8/31/19
                                      JC Penney               10/31/09
Shenango Valley Mall (2)              Kaufmann's               9/30/06
                                      JC Penney                1/31/09
                                      Sears                   11/30/05
Red Rose Commons                      Weis Markets                 N/A
                                      Home Depot                   N/A
The Court at Oxford Valley            Best Buy                12/31/11
                                      Dick's
                                      Sporting Gds             4/15/11
                                      Linens N
                                      Things                   2/14/17
Beaver Valley Mall                    Boscov's                 9/30/18
                                      JC Penney                9/30/17
                                      Sears                    8/15/06
                                      Kaufmann's                   N/A
Lycoming Mall (2)                     Bon-Ton                  7/31/06
                                      JC Penney               10/31/05
                                      Kaufman's                    N/A
                                      Sears                    7/31/08
                                      Value City               7/31/08
Northeast Tower Center                Home Depot               9/30/05
                                      Dick's
                                      Sporting Gds             7/31/08
                                      Petsmart                 2/28/12
                                      Wal-Mart                 1/31/14
The Gallery at Market East            K-Mart                       N/A
                                      Strawbridge's                N/A
Plymouth Meeting Mall                 AMC Theater             12/31/18
                                      Boscov's                10/31/16
                                      Strawbridge's                N/A
Metroplex Shopping Center             Target                       N/A
                                      Lowe's                       N/A
                                      Giant                    2/28/21
Viewmont Mall (2)                     JC Penney               10/31/05
                                      Sears                   12/31/05
                                      Kauffmann's                  N/A
Springfield Park I & II               Target                       N/A
                                      Bed, Bath & Beyond       1/31/09
                                      LA Fitness               3/31/17

                                                                                Property         Management          Property
Retail Properties (1)                           City             State           Subtype             Status            Status
---------------------------------     --------------    --------------    --------------     --------------    --------------
Nittany Mall (2)                      State College                 PA     Enclosed Mall              PREIT               New
Uniontown Mall (2)                    Uniontown                     PA     Enclosed Mall              PREIT               New
Creekview Shopping Center             Warrington                    PA      Power Center              PREIT          Existing
Washington Crown Center (2)           Washington                    PA     Enclosed Mall              PREIT               New
Wyoming Valley Mall (2)               Wilkes-Barre                  PA     Enclosed Mall              PREIT               New
Willow Grove Park                     Willow Grove                  PA     Enclosed Mall              PREIT               New
West Manchester Mall (2)              York                          PA     Enclosed Mall              PREIT               New
Magnolia Mall                         Florence                      SC     Enclosed Mall              PREIT     Redevelopment
The Commons at Magnolia               Florence                      SC      Strip Center              PREIT               New
Bradley Square                        Cleveland                     TN     Enclosed Mall              PREIT               New
New River Mall                        Christiansburg                VA     Enclosed Mall              PREIT               New
Patrick Henry Mall                    Newport News                  VA     Enclosed Mall              PREIT               New
Valley View Mall                      LaCrosse                      WI     Enclosed Mall              PREIT               New
Martinsburg Mall                      Martinsburg                   WV     Enclosed Mall              PREIT               New
Crossroads Mall                       Mount Hope                    WV     Enclosed Mall              PREIT               New
                                     ----------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
                                     ----------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
                                     ----------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint
Venture
                                     ----------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and
Joint Venture
                                           Ownership                         Year Built/        Years Since         Owned GLA
Retail Properties (1)                       Interest     Date Acquired    Last Renovated         Renovation         (anchors)
---------------------------------     --------------    --------------    --------------     --------------    --------------
Nittany Mall (2)                                 89%              2003         1968/1990                 13           221,462
Uniontown Mall (2)                               89%              2003         1972/1990                 13           421,378
Creekview Shopping Center                       100%              1999              2001                  2                 -
Washington Crown Center (2)                      89%              2003         1969/1999                  4           245,401
Wyoming Valley Mall (2)                          89%              2003         1974/1995                  8           592,110
Willow Grove Park                               100%         2000/2003         1982/2001                  2           225,000
West Manchester Mall (2)                         89%              2003         1981/1995                  8           285,515
Magnolia Mall                                   100%              1997         1979/1992                 11           343,118
The Commons at Magnolia                         100%              1999         1991/2002                  1            51,574
Bradley Square                                  100%              2003         1991/2000                  3           240,421
New River Mall                                  100%              2003              1988                 15           240,306
Patrick Henry Mall                              100%              2003         1988/1999                  4           267,175
Valley View Mall                                100%              2003         1980/2001                  2            96,357
Martinsburg Mall                                100%              2003         1991/1998                  5           387,303
Crossroads Mall                                 100%              2003              1981                 22           256,248
                                     ----------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                                                                                 11,922,924
                                     ----------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                                                                                                 1,320,579
                                     ----------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint
Venture                                                                                                            13,243,503
                                     ----------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and
Joint Venture
                                           Owned GLA       TOTAL Owned                                         TOTAL Property
Retail Properties (1)                  (non-anchors)               GLA       Space Not Owned (Name/GLA)                   GLA
---------------------------------     --------------    --------------    ---------------------------------    --------------
Nittany Mall (2)                             215,617           437,079     Kaufmann's                95,000           532,079
Uniontown Mall (2)                           277,039           698,417                                    -           698,417
Creekview Shopping Center                    136,086           136,086     Targets                  288,916           425,002
                                                                           Lowe'
Washington Crown Center (2)                  288,097           533,498     Kaufmann's               140,095           673,593
Wyoming Valley Mall (2)                      318,952           911,062                                    -           911,062
Willow Grove Park                            339,508           564,508     Sears                    641,861         1,206,369
                                                                           Bloomingdale's
                                                                           Strawbridge
West Manchester Mall (2)                     296,641           582,156     Hecht's                  119,768           701,924
Magnolia Mall                                219,578           562,696                                    -           562,696
The Commons at Magnolia                       52,870           104,444     Target                   126,200           230,644
Bradley Square                               140,885           381,306                                    -           381,306
New River Mall                               187,849           428,155                                    -           428,155
Patrick Henry Mall                           233,200           500,375     Hecht's                  140,000           640,375
Valley View Mall                             238,178           334,535     Herberges                254,596           589,131
                                                                           Marshall
                                                                           Fields
                                                                           Sears
Martinsburg Mall                             165,194           552,497                                    -           552,497
Crossroads Mall                              193,835           450,083                                    -           450,083
                                     ----------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                        11,358,805        23,281,729                            5,623,740        28,905,469
                                     ----------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                        1,943,790         3,264,369                            1,265,598         4,529,967
                                     ----------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint
Venture                                   13,302,595        26,546,098                            6,889,338        33,435,436
                                     ----------------------------------------------------------------------------------------

AVERAGE FOR Wholly Owned and
Joint Venture

                                            Majors /             Lease
Retail Properties (1)                        Anchors        Expiration
---------------------------------     --------------    --------------
Nittany Mall (2)                      Bon-Ton                  1/31/08
                                      JC Penney                7/31/05
                                      Kaufmann's                   N/A
                                      Sears                    8/31/05
Uniontown Mall (2)                    Bon-Ton                  1/31/06
                                      JC Penney               10/31/05
                                      Roomful
                                      Express Furn.            3/26/05
                                      Sears                    2/25/08
                                      Teletech
                                      Customer Care            6/28/05
                                      Value City               7/31/07
Creekview Shopping Center             Target                       N/A
                                      Lowe's                       N/A
                                      Genuardi's              12/31/21
Washington Crown Center (2)           Sears                    8/17/09
                                      Bon-Ton                  1/31/10
                                      Gander                   7/24/13
                                      Kaufmann's               7/31/97
Wyoming Valley Mall (2)               Bon-Ton                  1/31/07
                                      JC Penney                1/31/07
                                      Sears                     8/1/06
                                      Kaufmann's               1/31/07
Willow Grove Park                     Sears                        N/A
                                      Bloomingdale's               N/A
                                      Strawbridge's                N/A
                                      Macy's                   1/31/22
West Manchester Mall (2)              Bon-Ton                  2/28/07
                                      Hecht's                      N/A
                                      Value City              10/31/11
                                      Wal-Mart                10/31/14
Magnolia Mall                         Belk                     1/31/06
                                      Best Buy                 1/31/13
                                      JC Penney                3/31/07
                                      Sears                   10/18/04
The Commons at Magnolia               Goody's                  5/31/12
                                      Target                       N/A
Bradley Square                        Sears                   10/23/05
                                      Proffitt's               1/31/06
                                      K-Mart                   1/31/12
                                      JC Penney                2/28/06
New River Mall                        Belks                    4/19/08
                                      JC Penney                3/31/08
                                      Peebles                  1/31/09
                                      Sears                     8/2/08
Patrick Henry Mall                    Dillard's Mens           4/30/08
                                      Dillard's
                                      Womens                   9/22/13
                                      JC Penney               10/31/15
                                      Hecht's
Valley View Mall                      JC Penney                1/31/99
                                      Herberges                7/31/05
                                      Marshall                 7/31/05
                                      Fields                   7/31/05
                                      Sears                    7/31/05
Martinsburg Mall                      Bon-Ton                  1/31/12
                                      JC Penney                8/31/11
                                      Sears                     9/8/11
                                      Wal-Mart                 6/28/11
Crossroads Mall                       Sears                   11/30/08
                                      JC Penney                3/31/06
                                      Belk                    12/31/06
                                     ---------------------------------
TOTAL WHOLLY OWNED
                                     ---------------------------------
TOTAL JOINT VENTURE
                                     ---------------------------------
TOTAL FOR Wholly Owned and Joint
Venture
                                     ---------------------------------
AVERAGE FOR Wholly Owned and
Joint Venture

                     Summary of Properties for Wholly Owned and
------------------------------------------------------------------------------------

 Enclosed Mall       PREIT Managed             Existing             Wholly owned
      40                   47                     16                     46
------------------------------------------------------------------------------------
 Power Center     Third Party Managed             New               Joint Venture
       8                   7                      36                      8
------------------------------------------------------------------------------------
 Strip Center                                Redevelopment
       6                                           2
------------------------------------------------------------------------------------
      54                   54                     54                     54
------------------------------------------------------------------------------------

                 Summary of Total Owned GLA for Wholly Owned and Joint Venture Properties
-------------------------------------------------------------------------------------------------------------
                                                                                           Top 5 assets as a
                                                                                          percentage of Total
   Enclosed Mall           PREIT Managed        Existing              Wholly Owned            Owned GLA:
     22,738,572             23,408,560          5,900,413              23,281,729                15.9%
-------------------------------------------------------------------------------------------------------------
                                                                                            Top asset as a
                                                                                          percentage of Total
    Power Center        Third Party Managed        New               Joint Venture            Owned GLA:
     3,053,016               3,137,538         19,330,036              3,264,369                 3.6%
-------------------------------------------------------------------------------------------------------------
    Strip Center                              Redevelopment
      754,510                                   1,315,649
-------------------------------------------------------------------------------------------------------------
     26,546,098             26,546,098         26,546,098              26,546,098
-------------------------------------------------------------------------------------------------------------



(1) Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2005.

(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Quarterly Activity

Property Acquisitions/Dispositions Summary

[PREIT AND PEI GRAPHICS OMITTED]

                                                                                                     Date Acquired,
                                                                  Square Feet/          Ownership     Completed, or
Name of Project, Location                                          Units/Acres           Interest              Sold
 -----------------------------------------    --------------    --------------     --------------    --------------
Acquisitions:
Merger with Crown American Realty Trust-
  26 properties and 50% interest in Palmer
  Park Mall                                      Square Feet        16,236,008           50%-100%              4Q03
                                                                --------------
TOTAL ACQUISITIONS                               Square Feet        16,236,008
Pending Acquisitions:
New Garden, New Garden, PA                       Square Feet           404,614               100%              2Q05
                                                                --------------
TOTAL PENDING ACQUISITIONS                       Square Feet           404,614
Divestitures
None
TOTAL DIVESTITURES
Pending Divestitures:
Bradley Square Mall, Cleveland, TN,
  Martinsburg Mall, Martinsburg, WV, Mount
  berry Square Mall, Rome, GA, Schuykill
  Mall, Frackville, PA, Shenango Valley
  Mall, Hermitage, PA and West Manchester
  Mall, York, PA.                                square feet         3,368,669
                                                                --------------
TOTAL PENDING DIVESTITURES                       square feet         3,368,669

                                               Total Cost or      PREIT's Cost       Expected NOI
Name of Project, Location                              Price          or Price            Cap (1)     Major Tenants
 -----------------------------------------    --------------    --------------     --------------    --------------
Acquisitions:
Merger with Crown American Realty Trust-
  26 properties and 50% interest in Palmer
  Park Mall                                  $ 1,300,000,000    $1,300,000,000             10.20%
                                              --------------    --------------
TOTAL ACQUISITIONS                           $ 1,300,000,000    $1,300,000,000
Pending Acquisitions:
New Garden, New Garden, PA                   $    42,580,062    $   27,830,062               8.5%        Home Depot
                                              --------------    --------------
TOTAL PENDING ACQUISITIONS                   $    42,580,062    $   27,830,062
Divestitures
None
TOTAL DIVESTITURES
Pending Divestitures:
Bradley Square Mall, Cleveland, TN,
  Martinsburg Mall, Martinsburg, WV, Mount
  berry Square Mall, Rome, GA, Schuykill
  Mall, Frackville, PA, Shenango Valley
  Mall, Hermitage, PA and West Manchester
  Mall, York, PA.                                        N/A               N/A
TOTAL PENDING DIVESTITURES



(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Yearly Activity

Property Acquisitions/Dispositions Summary

[PREIT AND PEI GRAPHICS OMITTED]

                                                                                                 Date Acquired,
                                                              Square Feet/          Ownership     Completed, or     Total Cost or
      Name of Project, Location                                Units/Acres           Interest              Sold             Price
                                                            --------------     --------------    --------------    --------------
Acquisitions:
Merger with Crown American Realty
Trust- 26 properties and 50% interest
in Palmer Park Mall                          Square Feet        16,236,008           50%-100%              4Q03   $ 1,300,000,000
                                                            --------------                                         --------------
SUBTOTAL                                                        16,236,008                                        $ 1,300,000,000
Partner's 70% interest in Willow
Grove Park, Willow Grove, PA                 Square Feet         1,205,720               100%              3Q03       122,300,000
Parcel of Land at Plymouth Meeting,
Plymouth Meeting, PA                               Acres              6.08               100%              3Q03        15,750,000
                                                            --------------                                         --------------
SUBTOTAL                                     Square Feet         1,205,720                                        $   138,050,000
                                                   Acres              6.08

Cherry Hill Mall, Cherry Hill, NJ            Square Feet         1,281,482                                 2Q03
Moorestown Mall, Moorestown, NJ                                  1,055,796                                 2Q03
The Gallery at Market East,
Philadelphia, PA                                                   192,440                                 2Q03
Exton Square Mall, Exton, PA                                     1,088,536                                 2Q03
Echelon Mall, Voorhees, NJ                                       1,142,467                                 2Q03
Plymouth Meeting Mall, Plymouth
Meeting, PA                                                        813,225                                 2Q03
                                                            --------------                                         --------------
SUBTOTAL                                     Square Feet         5,573,946               100%                     $   549,400,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ACQUISITIONS                           Square Feet        23,015,674                                          1,987,450,000
                                                   Acres              6.08
---------------------------------------------------------------------------------------------------------------------------------
Pending Acquisitions:
New Garden, New Garden, PA                   Square Feet           404,614               100%              2Q05   $    42,580,062
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PENDING ACQUISITIONS                   Square Feet           404,620                                        $    42,580,062
---------------------------------------------------------------------------------------------------------------------------------
Divestitures
Regency Lakeside Apartments, Omaha, NE             Units               433               100%              3Q03
Emerald Point, Virginia Beach, VA                                      862               100%              3Q03
Fox Run Apartments, Warminster, PA                                     196                50%              3Q03
Will-O-Hill Apartments, Reading, PA                                    190                50%              3Q03
                                                            --------------                                         --------------
SUBTOTAL                                           Units             1,681                                        $    87,000,000
Fox Run Apartments, Bear, DE                       Units               414               100%              2Q03
Boca Palms Apartments, Boca Raton, FL                                  522               100%              2Q03
Cobblestone Apartments, Pompano
Beach, FL                                                              384               100%              2Q03
Eagle's Nest Apartments, Coral
Spring, FL                                                             264               100%              2Q03
Palms of Pembroke, Pembroke Pines, FL                                  348               100%              2Q03
Shenandoah Village Apartments, West
Palm Beach, FL                                                         220               100%              2Q03
Marylander Apartments, Baltimore, MD                                   507               100%              2Q03
Hidden Lakes Apartments, Dayton, OH                                    360               100%              2Q03
Kenwood Apartments, Toledo, OH                                         504               100%              2Q03
2031 Locust Street, Philadelphia, PA                                    87               100%              2Q03
Camp Hill Plaza Apartments, Camp
Hill, PA                                                               300               100%              2Q03
Lakewood Hills Apartments,
Harrisburg, PA                                                         562               100%              2Q03
The Woods, Ambler, PA                                                  320               100%              2Q03
                                                            --------------                                         --------------
SUBTOTAL                                           Units             4,792                                        $   314,000,000
Countrywood Apartments, Tampa, FL                  Units               536               50%               2Q03   $     9,100,000
Cambridge Hall Apartments, West
Chester, PA                                        Units               233               50%                            6,700,000
                                                            --------------                                         --------------
SUBTOTAL                                           Units               769                                        $    15,800,000
Parcel of land in Crest Plaza,
Allentown, PA                                square feet           140,000                                 1Q03   $     3,200,000
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                                     square feet           140,000                                        $     3,200,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DIVESTITURES                                 Units             7,242                                        $   420,000,000
                                             Square feet           140,000
---------------------------------------------------------------------------------------------------------------------------------
Pending Divestitures:
Bradley Square Mall, Cleveland,
TN, Martinsburg Mall,
Martinsburg, WV, Mount berry
Square Mall, Rome, GA, Schuykill
Mall, Frackville, PA, Shenango
Valley Mall, Hermitage, PA and
West Manchester Mall, York, PA.              square feet         3,368,669                                                    N/A
TOTAL PENDING DIVESTITURES                   square feet         3,368,669
---------------------------------------------------------------------------------------------------------------------------------

                                            PREIT's Cost      Expected NOI
      Name of Project, Location                 or Price           Cap (1)      Major Tenants
                                          --------------    --------------     --------------
Acquisitions:
Merger with Crown American Realty
Trust- 26 properties and 50% interest
in Palmer Park Mall                      $ 1,300,000,000            10.20%
                                         ---------------
SUBTOTAL                                 $ 1,300,000,000
Partner's 70% interest in Willow                                              Bloomingdale's,
Grove Park, Willow Grove, PA                 122,300,000             9.00%     Macy's, Sears,
                                                                                Strawbridge's
Parcel of Land at Plymouth Meeting,
Plymouth Meeting, PA                          15,750,000               N/A
                                         ---------------
SUBTOTAL                                 $   138,050,000
Cherry Hill Mall, Cherry Hill, NJ                                                  JC Penney,
                                                                                      Macy's,
                                                                                Strawbridge's
Moorestown Mall, Moorestown, NJ                                                Lord & Taylor,
                                                                                Strawbridge's
The Gallery at Market East,
Philadelphia, PA
Exton Square Mall, Exton, PA                                                   Strawbridge's,
                                                                                       K-Mart
Echelon Mall, Voorhees, NJ                                                     Strawbridge's,
                                                                                     Boscov's
Plymouth Meeting Mall, Plymouth
Meeting, PA                                                                     Strawbridge's
                                         ---------------
SUBTOTAL                                 $   549,400,000
---------------------------------------------------------------------------------------------
TOTAL ACQUISITIONS                       $ 1,987,450,000
---------------------------------------------------------------------------------------------
Pending Acquisitions:
New Garden, New Garden, PA               $    27,830,062              8.5%         Home Depot
---------------------------------------------------------------------------------------------
TOTAL PENDING ACQUISITIONS               $    27,830,062
---------------------------------------------------------------------------------------------
Divestitures
Regency Lakeside Apartments, Omaha, NE
Emerald Point, Virginia Beach, VA
Fox Run Apartments, Warminster, PA
Will-O-Hill Apartments, Reading, PA
                                         ---------------
SUBTOTAL                                 $    87,000,000
Fox Run Apartments, Bear, DE
Boca Palms Apartments, Boca Raton, FL
Cobblestone Apartments, Pompano
Beach, FL
Eagle's Nest Apartments, Coral
Spring, FL
Palms of Pembroke, Pembroke Pines, FL
Shenandoah Village Apartments, West
Palm Beach, FL
Marylander Apartments, Baltimore, MD
Hidden Lakes Apartments, Dayton, OH
Kenwood Apartments, Toledo, OH
2031 Locust Street, Philadelphia, PA
Camp Hill Plaza
Apartments, Camp Hill, PA
Lakewood Hills Apartments, Harrisburg, PA
The Woods, Ambler, PA
                                         ---------------
SUBTOTAL                                 $   314,000,000
Countrywood Apartments, Tampa, FL        $     9,100,000
Cambridge Hall Apartments, West
Chester, PA                                    6,700,000
                                         ---------------
SUBTOTAL                                 $    15,800,000
Parcel of land in Crest Plaza,
Allentown, PA                            $     3,200,000               N/A             Target
                                         ---------------
SUBTOTAL                                 $     3,200,000
---------------------------------------------------------------------------------------------
TOTAL DIVESTITURES                       $   420,000,000
---------------------------------------------------------------------------------------------
Pending Divestitures:
Bradley Square Mall, Cleveland,
TN, Martinsburg Mall,
Martinsburg, WV, Mount berry
Square Mall, Rome, GA, Schuykill
Mall, Frackville, PA, Shenango
Valley Mall, Hermitage, PA and
West Manchester Mall, York, PA.                      N/A
TOTAL PENDING DIVESTITURES


(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

Development Activity

                                                                              TOTAL
                                                                            PROJECTED            TOTAL
                                                                           PROPERTY GLA     PROJECTED COST     PREIT's SHARE
NAME OF PROJECT                         LOCATION        PROPERTY TYPE      (sq ft) (1)            (1)             OF COST
-----------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase
  II) (2)                             Newark, DE       Power Center              355,670    $    35,542,768   $    35,542,768
New Garden                            New Garden
                                      Twp, PA          Power Center              404,614         42,580,062        27,830,062
Pavilion at Market East (3)           Philadelphia,
                                      PA               Land                          N/A                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------
Total Development Activity                                                       760,284    $    78,122,830   $    63,372,830
=============================================================================================================================

                                      PREIT's SHARE        EXPECTED                             DATE OF
                                      OF INVESTMENT     STABILIZED NOI     CONST START          INITIAL        EXPECTED DATE
NAME OF PROJECT                          TO DATE             CAP               DATE            OCCUPANCY       OF COMPLETION
-----------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase
  II) (2)                            $     4,293,843              9.8%              4Q04               1Q06              1Q06
New Garden                                 1,299,390              8.5%              2Q05               1Q06              1Q06
Pavilion at Market East (3)                1,506,178               N/A               N/A                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------
Total Development Activity           $     7,099,411              9.2%
=============================================================================================================================

                                       STABILIZED
                                       OPERATIONS
NAME OF PROJECT                           DATE              STATUS           % COMP.           % LEASED          % OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase
  II) (2)                                       2Q06   Development                   12%                79%                0%
New Garden                                      2Q06   Development                    5%                32%                0%
Pavilion at Market East (3)                      N/A   Construction                  N/A                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------
Total Development Activity
=============================================================================================================================

NAME OF PROJECT                          ANCHORS        PREIT's SHARE
----------------------------------------------------------------------
Christiana Power Center (Phase
  II) (2) 100%
New Garden                           Home Depot,
                                     Supermarket                  100%
Pavilion at Market East (3)          TBD                           50%
----------------------------------------------------------------------
Total Development Activity
======================================================================


(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) The Company, through a joint venture partnership, has filed a complaint against the Delaware Department of Transportation and the Delaware Secretary of Transportation arising from their prior agreements to take actions necessary for development of the joint venture's Christiana Phase II Power Center. The ultimate disposition of this proceeding and the related delay in the development of this property is not clear at this time.

(3) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.

Redevelopment Activity

                                                                              TOTAL
                                                                            PROJECTED            TOTAL
                                                                           PROPERTY GLA     PROJECTED COST     PREIT's SHARE
NAME OF PROJECT                         LOCATION        PROPERTY TYPE      (sq ft) (1)            (1)             OF COST
-----------------------------------------------------------------------------------------------------------------------------
Magnolia Mall (2)                     Florence, SC     Enclosed Mall             579,244    $    11,529,000   $    10,873,575
Prince Georges Plaza (2)(3)           Hyattsville,
                                      MD               Enclosed Mall             893,274         24,146,000        17,200,000
-----------------------------------------------------------------------------------------------------------------------------
Total Redevelopment Activity                                              $    1,472,518    $    35,675,000   $    28,073,575
=============================================================================================================================

                                      PREIT's SHARE        EXPECTED                             DATE OF
                                      OF INVESTMENT     STABILIZED NOI     CONST START          INITIAL        EXPECTED DATE
NAME OF PROJECT                          TO DATE             CAP               DATE            OCCUPANCY       OF COMPLETION
-----------------------------------------------------------------------------------------------------------------------------
Magnolia Mall (2)                    $     7,364,091             11.1%              2Q02               4Q02              4Q04
Prince Georges Plaza (2)(3)                4,301,326             12.0%              2Q03               4Q04              4Q04
-----------------------------------------------------------------------------------------------------------------------------
Total Redevelopment Activity         $    11,665,417             11.7%
=============================================================================================================================

                                       STABILIZED
                                       OPERATIONS
NAME OF PROJECT                           DATE              STATUS           % COMP.           % LEASED          % OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------
Magnolia Mall (2)                               4Q04   Construction                  68%                88%               74%
Prince Georges Plaza (2)(3)                     4Q05   Construction                  25%                65%                0%
-----------------------------------------------------------------------------------------------------------------------------
Total Redevelopment Activity
=============================================================================================================================

NAME OF PROJECT                          ANCHORS        PREIT's SHARE
---------------------------------------------------------------------
Magnolia Mall (2)                    Best Buy,
                                     Foodcourt                    100%
Prince Georges Plaza (2)(3)          Target                       100%
---------------------------------------------------------------------
Total Redevelopment Activity
=====================================================================


(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) Income producing property, but still under development.

(3) Prince Georges Plaza's % leased is based on the 210,010 sq foot redevelopment area which was vacant at 12/31/03.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

Top Twenty Tenants (by PREIT's share of Annualized Base Rent)

                                                                                              PREIT's share        Percent of
                                                                                                         of     PREIT's Total
                                           Number of            GLA of        Annualized         Annualized            Retail
Tenant                                        Stores            Stores         Base Rent      Base Rent (2)         Base Rent
---------------------------------     --------------    --------------    --------------     --------------    --------------
The Gap, Inc./Old Navy (1)                        58           680,011      "$12,729,826       "$11,910,516             5.30%
The Limited Stores, Inc. (1)                     102           544,016        10,649,530         10,166,648             4.52%
JC Penney (1)                                     34         2,893,720         7,441,818          7,310,713             3.25%
Sears                                             33         3,432,057         6,570,377          6,414,645             2.85%
Footlocker, Inc. (1)                              67           355,189         5,990,633          5,690,447             2.53%
Zales                                             89            70,394         5,095,220          4,884,446             2.17%
Hallmark Cards, Inc. (1)                          59           207,855         4,422,366          4,346,033             1.93%
Trans World Entertainment                         39           175,350         4,078,885          3,826,746             1.70%
Kay Jewelers                                      40            55,625         3,646,589          3,459,089             1.54%
Borders (1)                                       36           193,917         3,629,901          3,410,686             1.52%
Bon-Ton                                           18         1,284,678         3,394,099          3,394,099             1.51%
American Eagle Outfitters (1)                     32           156,013         3,517,262          3,383,684             1.51%
Kay Bee Toys (1)(4)                               41           166,224         3,012,744          2,875,859             1.28%
Shoe Show, Inc.                                   36           176,085         2,806,185          2,732,147             1.22%
Regis Corp.                                       82            95,502         2,739,393          2,696,101             1.20%
Boscov's (1)                                       7         1,308,706         3,137,572          2,695,972             1.20%
Sun Capital Partners (1)                          27            91,171         2,654,884          2,575,483             1.15%
Payless Shoe Source (1)                           45           148,540         2,702,296          2,561,611             1.14%
Charming Shoppes, Inc. (1)                        31           216,259         2,597,844          2,458,806             1.09%
Luxottica Retail Group                            39            79,376         2,603,716          2,424,788             1.08%
-----------------------------------------------------------------------------------------------------------------------------
Total Top 20 Tenants                             915        12,330,688        93,421,140         89,218,519            39.71%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Retail Leased                            3,725        24,399,609    $  288,743,218   $224,691,272 (3)           100.00%
-----------------------------------------------------------------------------------------------------------------------------


(1) Includes lease(s) in which tenant pays straight percentage rent in lieu of minimum rent. No annualized rent has been estimated for these leases.

(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

(3) PREIT's share of annualized base rent is derived by annualizing 4th quarter base rent. Straight line rent is not included in the base rent figures.

(4) Kay Bee Toys filed for bankruptcy protection (chapter 11) in January, 2004

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Retail Lease Expiration Schedule - Anchors(1)

Year                   Leases         Gross Leasable Area                      Annualized Base Rent
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   PREIT's Share       Percent of
Lease               Number of                                                         of Rent in            Total         Average
  Expiration           Leases                        Percent of         Rent in    Expiring Year         (PREIT's   Expiring Base
  Year               Expiring     Expiring GLA            Total   Expiring Year              (3)           Share)        Rent psf
---------------------------------------------------------------------------------------------------------------------------------
Prior (2)                   0                -            0.00%              $-               $-            0.00%              $-
2003                        1           85,483            0.68%         194,478          194,478            0.55%            2.28
2004                        6          558,677            4.44%       1,000,212          551,112            1.55%            1.79
2005                       24        1,839,102           14.61%       6,104,300        6,104,300           17.13%            3.32
2006                       22        1,368,381           10.87%       3,643,959        3,643,959           10.23%            2.66
2007                       11          939,155            7.46%       1,985,054        1,975,154            5.54%            2.11
2008                       16        1,070,427            8.50%       2,799,649        2,799,649            7.86%            2.62
2009                       13          902,499            7.17%       3,419,005        1,436,157            4.03%            3.79
2010                        7          642,772            5.11%       2,146,713        2,146,713            6.02%            3.34
2011                       13        1,169,231            9.29%       4,958,649        3,835,834           10.76%            4.24
2012                        6          520,707            4.14%       1,332,856        1,295,975            3.64%            2.56
2013                        5          304,486            2.42%       2,286,713        2,286,713            6.42%            7.51
Thereafter                 28        3,185,384           25.31%      13,788,252        9,365,910           26.28%            4.33
---------------------------------------------------------------------------------------------------------------------------------
Totals:                   152       12,586,304             100%     $43,659,840      $35,635,954             100%           $3.47
=================================================================================================================================


(1) Includes only Owned Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Retail Lease Expiration Schedule -Non-Anchors(1)

Year                   Leases         Gross Leasable Area                      Annualized Base Rent
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of
Lease               Number of                                                      PREIT's Share         Total            Average
  Expiration           Leases                        Percent of         Rent in      of Rent in       (PREIT's      Expiring Base
  Year               Expiring     Expiring GLA            Total   Expiring Year    Expiring Year        Share)           Rent psf
---------------------------------------------------------------------------------------------------------------------------------


Prior
  (2)
2003                    33           83,043             0.70%        1,066,620         1,014,885            0.44%             12.84
2004                   511        1,119,816             9.48%       22,455,471        20,262,388            8.78%             20.05
2005                   442        1,095,830             9.28%       24,150,690        22,273,252            9.65%             22.04
2006                   432        1,219,843            10.33%       26,597,698        24,734,620           10.72%             21.80
2007                   404        1,127,462             9.54%       23,663,277        22,151,923            9.60%             20.99
2008                   366        1,152,369             9.75%       25,417,161        24,293,348           10.53%             22.06
2009                   311          970,369             8.21%       21,948,503        21,208,261            9.19%             22.62
2010                   332        1,117,510             9.46%       25,546,626        24,429,123           10.58%             22.86
2011                   242        1,086,194             9.19%       23,394,563        20,328,269            8.81%             21.54
2012                   195          840,091             7.11%       19,399,209        17,661,968            7.65%             23.09
2013                   180          581,227             4.92%       14,392,418        13,705,092            5.94%             24.76
Thereafter             125         1,419,551           12.02%        23,544,625       18,742,603             8.12%            16.59
 ----------------------------------------------------------------------------------------------------------------------------------
Totals:              3,573       11,813,305              100%     $251,576,861      $230,805,732             100%            $21.30
 ==================================================================================================================================


(1) Includes only Owned Non-Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Leasing Activity Summary

                                     RETAIL

                                                                                                                       Annualized
                                                                        Average                         Increase/          Tenant
                                                                  Previous Base      Average New      Decrease in    Improvements
New Lease                               Number              GLA        Rent psf    Base Rent psf    Base Rent psf         psf (1)
-----------------------------    -------------    -------------   -------------    -------------    -------------   -------------
Previously Leased Space:
1st Quarter                                  5            6,660          $37.76           $42.45            $4.69              $-
2nd Quarter                                  8           20,062           27.90            31.77             3.87               -
3rd Quarter                                  5           16,243           26.72            32.85             6.13            3.08
4th Quarter                                 11           24,589           28.00            28.65             0.65            1.43
                                 -------------    -------------   -------------    -------------    -------------   -------------
Total or Average                            29           67,554          $28.62           $31.95            $3.32           $1.26
                                 -------------    -------------   -------------    -------------    -------------   -------------
Previously Vacant Space:
1st Quarter                                  3            4,774              $-           $43.23           $43.23              $-
2nd Quarter                                 10           24,388               -            24.53            24.53            0.50
3rd Quarter                                 17          180,911                             6.35             6.35            0.74
4th Quarter                                 19           31,926               -            18.15            18.15            0.93
                                 -------------    -------------   -------------    -------------    -------------   -------------
Total or Average                            49          241,999               -           $10.47           $10.47           $0.73
                                 =============    =============   =============    =============    =============   =============

                                                          TOTAL
                                    Annualized       Annualized
                                       Leasing         Costs of
                                   Commissions      Leasing psf
New Lease                           psf (1)(2)           (1)(2)
-----------------------------    -------------    -------------
Previously Leased Space:
1st Quarter                                 $-               $-
2nd Quarter                                  -
3rd Quarter                                  -             3.08
4th Quarter                                  -             1.43
                                 -------------    -------------
Total or Average                            $-            $1.26
                                 -------------    -------------
Previously Vacant Space:
1st Quarter                                 $-               $-
2nd Quarter                                                0.50
3rd Quarter                                                0.74
4th Quarter                                  -             0.93
                                 -------------    -------------
Total or Average                            $-            $0.73
                                 =============    =============

                                                                                                                       Annualized
                                                                        Average                         Increase/          Tenant
                                                                  Previous Base      Average New      Decrease in    Improvements
Renewal (3)                             Number              GLA        Rent psf    Base Rent psf    Base Rent psf         psf (1)
-----------------------------    -------------    -------------   -------------    -------------    -------------   -------------
1st Quarter                                 14           35,368          $22.87           $28.65            $5.78              $-
2nd Quarter                                 11           35,004           15.02            20.02             5.00
3rd Quarter                                 21          159,503           11.77            12.65             0.88
4th Quarter                                 51          118,603           22.95            24.08             1.13               -
                                 -------------    -------------   -------------    -------------    -------------   -------------
Total or Average                            97          348,478          $17.03           $18.90            $1.88              $-
                                 =============    =============   =============    =============    =============   =============

                                                          TOTAL
                                    Annualized       Annualized
                                       Leasing         Costs of
                                   Commissions      Leasing psf
Renewal (3)                         psf (1)(2)           (1)(2)
-----------------------------    -------------    -------------
1st Quarter                                 $-               $-
2nd Quarter                                                   -
3rd Quarter                                                   -
4th Quarter                                  -                -
                                 -------------    -------------
Total or Average                            $-               $-
                                 =============    =============


(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2) External commissions only.

(3) This category includes expansions, relocations and lease extensions.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                              Capital Expenditures

                                                                                                    Q4 03
                                                                                      (3 months ended December 31, 2003)
                                                                           --------------------------------------------------------
Retail                                                                         Wholly Owned      Joint Ventures               Total
---------------------------------------------------------------------      ----------------    ----------------    ----------------
New development projects                                                           $856,081                                $856,081
Redevelopment projects with incremental GLA and/or Anchor Replacement             3,125,754                               3,125,754
Renovation with no incremental GLA                                                                                                -
Tenant allowances                                                                 1,072,892             192,500           1,265,392
Operational capital expenditures at properties:                                                                                   -
   CAM expenditures                                                                 326,758                                 326,758
   Non-CAM expenditures                                                             231,021             319,163             550,184
                                                                           ----------------    ----------------    ----------------
Total                                                                            $5,612,506            $511,663          $6,124,169
                                                                           ================    ================    ================


External and internal leasing commissions for this period were $27,000

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Enclosed Malls
(Includes Non-Anchor                           Q403                                                % Change
Owned Space)             -------------------------------------------------     -------------------------------------------------
                                                      In-Line                                              In-Line
                                           Total         only      In-Line         Total        Total         only       In-Line
                             Total      w/Anchor        (Non-        (Non-      w/Anchor     w/Anchor        (Non-         (Non-
                          w/Anchor             %      Anchor)    Anchor) %             %            %    Anchor) %     Anchor) %
                          % Leased     Available     % Leased    Available        Leased    Available       Leased     Available
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Beaver Valley Mall           90.1%          9.9%        78.7%        21.3%         -1.5%         1.5%        -3.2%          3.2%
Bradley Square               87.9%         12.1%        67.2%        32.8%           N/A          N/A          N/A           N/A
Capital City                 99.3%          0.7%        98.8%         1.2%           N/A          N/A          N/A           N/A
Chambersburg Mall            93.7%          6.3%        86.6%        13.4%           N/A          N/A          N/A           N/A
Cherry Hill Mall             93.6%          6.4%        93.6%         6.4%           N/A          N/A          N/A           N/A
Crossroads Mall              94.6%          5.4%        87.4%        12.6%           N/A          N/A          N/A           N/A
Dartmouth Mall               81.4%         18.6%        93.1%         6.9%          2.6%        -2.6%         5.3%         -5.3%
Echelon Mall                 41.2%         58.8%        70.7%        29.3%           N/A          N/A          N/A           N/A
Exton Square Mall            94.2%          5.8%        87.3%        12.7%           N/A          N/A          N/A           N/A
Francis Scott Key
Mall                         96.1%          3.9%        92.1%         7.9%           N/A          N/A          N/A           N/A
Jacksonville Mall            98.5%          1.5%        96.9%         3.1%           N/A          N/A          N/A           N/A
Laurel Mall                  98.3%          1.7%        95.5%         4.5%          2.3%        -2.3%         6.2%         -6.2%
Lehigh Valley Mall           91.8%          8.2%        88.1%        11.9%         -4.7%         4.7%        -6.8%          6.8%
Logan Valley Mall            98.1%          1.9%        95.5%         4.5%           N/A          N/A          N/A           N/A
Lycoming Mall                91.9%          8.1%        84.2%        15.8%           N/A          N/A          N/A           N/A
Magnolia Mall                94.2%          5.8%        85.1%        14.9%         -0.3%         0.3%        -0.7%          0.7%
Martinsburg Mall             94.7%          5.3%        82.2%        17.8%           N/A          N/A          N/A           N/A
Moorestown Mall              96.2%          3.8%        91.4%         8.6%           N/A          N/A          N/A           N/A
Mount Berry Square           88.6%         11.4%        73.8%        26.2%           N/A          N/A          N/A           N/A
New River Valley
Mall                         94.5%          5.5%        87.4%        12.6%           N/A          N/A          N/A           N/A
Nittany Mall                 94.4%          5.6%        88.7%        11.3%           N/A          N/A          N/A           N/A
North Hanover Mall           93.7%          6.3%        82.3%        17.7%           N/A          N/A          N/A           N/A
Palmer Park Mall             98.5%          1.5%        95.0%         5.0%          2.9%        -2.9%         9.7%         -9.7%
Patrick Henry Mall           99.1%          0.9%        98.0%         2.0%           N/A          N/A          N/A           N/A
Phillipsburg Mall            74.8%         25.2%        77.0%        23.0%           N/A          N/A          N/A           N/A
Plymouth Meeting             73.8%         26.2%        90.7%         9.3%           N/A          N/A          N/A           N/A
Prince Georges Plaza         88.8%         11.2%        93.0%         7.0%         -0.2%         0.2%        -0.5%          0.5%
Schuylkill Mall              77.2%         22.8%        70.7%        29.3%           N/A          N/A          N/A           N/A
Shenango Valley Mall         92.5%          7.5%        69.1%        30.9%           N/A          N/A          N/A           N/A
South Mall                   95.7%          4.3%        91.9%         8.1%           N/A          N/A          N/A           N/A
The Gallery at
Market East                  94.6%          5.4%        94.6%         5.4%           N/A          N/A          N/A           N/A
Uniontown Mall               96.1%          3.9%        90.2%         9.8%           N/A          N/A          N/A           N/A
Valley Mall                  99.4%          0.6%        98.9%         1.1%           N/A          N/A          N/A           N/A
Valleyview Mall              94.7%          5.3%        92.6%         7.4%           N/A          N/A          N/A           N/A
Viewmont Mall                99.1%          0.9%        97.5%         2.5%           N/A          N/A          N/A           N/A
Washington Crown
Center                       93.0%          7.0%        87.1%        12.9%           N/A          N/A          N/A           N/A
West Manchester Mall         80.8%         19.2%        62.2%        37.8%           N/A          N/A          N/A           N/A
Willow Grove Park            96.2%          3.8%        93.7%         6.3%         -0.4%         0.4%        -0.7%          0.7%
Wiregrass Mall               82.9%         17.1%        82.9%        17.1%           N/A          N/A          N/A           N/A
Wyoming Mall                 98.0%          2.0%        94.2%         5.8%           N/A          N/A          N/A           N/A
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Enclosed Malls
weighted average
(1)                          90.5%          9.5%        87.4%        12.6%         -1.2%         1.2%        -2.6%          2.6%
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Wholly Owned
Properties                   89.9%         10.1%        86.8%        13.2%          2.6%        -2.6%        -0.4%          0.4%
Joint Venture
Properties                   95.8%          4.2%        91.9%         8.1%         -0.4%         0.4%        -0.7%          0.7%
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
PRI-managed                  90.2%          9.8%        87.1%        12.9%          0.3%        -0.3%        -1.4%          1.4%
Non PRI-managed              94.7%          5.3%        90.4%         9.6%         -1.5%         1.5%        -2.8%          2.8%
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Same Properties/
Existing                     91.9%          8.1%        91.7%         8.3%          1.1%        -1.1%         0.3%         -0.3%
New                          90.3%          9.7%        86.8%        13.2%         -3.1%         3.1%        -0.5%          0.5%
Redevelopment
Properties                   91.1%          8.9%        89.9%        10.1%         -3.4%         3.4%         4.1%         -4.1%
                         ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------

Enclosed Malls
(Includes Non-Anchor                           Q402
Owned Space)             -------------------------------------------------
                                                      In-Line
                             Total         Total         only      In-Line
                          w/Anchor      w/Anchor        (Non-        (Non-
                                 %             %    Anchor) %    Anchor) %
                            Leased     Available       Leased    Available
                         ---------     ---------    ---------    ---------
Beaver Valley Mall           91.6%          8.4%        82.0%        18.0%
Bradley Square                 N/A           N/A          N/A          N/A
Capital City                   N/A           N/A          N/A          N/A
Chambersburg Mall              N/A           N/A          N/A          N/A
Cherry Hill Mall               N/A           N/A          N/A          N/A
Crossroads Mall                N/A           N/A          N/A          N/A
Dartmouth Mall               78.8%         21.2%        87.8%        12.2%
Echelon Mall                   N/A           N/A          N/A          N/A
Exton Square Mall              N/A           N/A          N/A          N/A
Francis Scott Key
Mall                           N/A           N/A          N/A          N/A
Jacksonville Mall              N/A           N/A          N/A          N/A
Laurel Mall                  96.0%          4.0%        89.3%        10.7%
Lehigh Valley Mall           96.5%          3.5%        94.9%         5.1%
Logan Valley Mall              N/A           N/A          N/A          N/A
Lycoming Mall                  N/A           N/A          N/A          N/A
Magnolia Mall                94.5%          5.5%        85.8%        14.2%
Martinsburg Mall               N/A           N/A          N/A          N/A
Moorestown Mall                N/A           N/A          N/A          N/A
Mount Berry Square             N/A           N/A          N/A          N/A
New River Valley
Mall                           N/A           N/A          N/A          N/A
Nittany Mall                   N/A           N/A          N/A          N/A
North Hanover Mall             N/A           N/A          N/A          N/A
Palmer Park Mall             95.6%          4.4%        85.3%        14.7%
Patrick Henry Mall             N/A           N/A          N/A          N/A
Phillipsburg Mall              N/A           N/A          N/A          N/A
Plymouth Meeting               N/A           N/A          N/A          N/A
Prince Georges Plaza         88.9%         11.1%        93.5%         6.5%
Schuylkill Mall                N/A           N/A          N/A          N/A
Shenango Valley Mall           N/A           N/A          N/A          N/A
South Mall                     N/A           N/A          N/A          N/A
The Gallery at
Market East                    N/A           N/A          N/A          N/A
Uniontown Mall                 N/A           N/A          N/A          N/A
Valley Mall                    N/A           N/A          N/A          N/A
Valleyview Mall                N/A           N/A          N/A          N/A
Viewmont Mall                  N/A           N/A          N/A          N/A
Washington Crown
Center                         N/A           N/A          N/A          N/A
West Manchester Mall           N/A           N/A          N/A          N/A
Willow Grove Park            96.6%          3.4%        94.4%         5.6%
Wiregrass Mall                 N/A           N/A          N/A          N/A
Wyoming Mall                   N/A           N/A          N/A          N/A
                         ---------     ---------    ---------    ---------
Enclosed Malls
weighted average
(1)                          91.7%          8.3%        89.9%        10.1%
                         ---------     ---------    ---------    ---------
Wholly Owned
Properties                   87.3%         12.7%        87.2%        12.8%
Joint Venture
Properties                   96.2%          3.8%        92.6%         7.4%
                         ---------     ---------    ---------    ---------
PRI-managed                  90.0%         10.0%        88.5%        11.5%
Non PRI-managed              96.3%          3.7%        93.2%         6.8%
                         ---------     ---------    ---------    ---------
Same Properties/
Existing                     90.8%          9.2%        91.3%         8.7%
New                          93.4%          6.6%        87.3%        12.7%
Redevelopment
Properties                   94.5%          5.5%        85.8%        14.2%
                         ---------     ---------    ---------    ---------


(1) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average.

Pennsylvania REIT
                                                               [GRAPHIC OMITTED]
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

Enclosed Malls
(Includes Non-Anchor
  Owned Space)
                                                                     Q403
                         --------------------------------------------------------------------------------------------
                           Avg Base Rent     Avg % Rent psf         Additional      Avg Comp Sales        Occup. Cost
                                 psf (1)                (1)        Charges psf             psf (2)              Ratio
                         ---------------    ---------------    ---------------     ---------------    ---------------
Beaver Valley Mall                $17.05              $0.46              $5.25                $238              9.57%
Bradley Square                     14.75               0.54               3.74                 221              8.61%
Capital City                       21.15               0.93               5.74                 351              7.93%
Chambersburg Mall                  17.88               0.19               4.95                 230             10.01%
Cherry Hill Mall                   34.63               0.90              16.10                 420             12.29%
Crossroads Mall                    16.59               1.18               6.01                 257              9.25%
Dartmouth Mall                     19.20               1.43               7.83                 389              7.31%
Echelon Mall                       23.07               0.20              12.50                 225             15.90%
Exton Square Mall                  35.44               0.53              13.01                 371             13.20%
Francis Scott Key
  Mall                             20.93               0.39               6.17                 270             10.18%
Jacksonville Mall                  21.98               1.09               5.72                 344              8.37%
Laurel Mall                        13.81               0.43               5.33                 263              7.45%
Lehigh Valley Mall                 30.13               0.68               9.49                 440              9.16%
Logan Valley Mall                  21.36               1.29               6.60                 297              9.85%
Lycoming Mall                      14.04               1.29               4.79                 244              8.25%
Magnolia Mall (3)                  24.07               0.74               8.55                 311             10.72%
Martinsburg Mall                   15.73               0.30               9.48                 243             10.50%
Moorestown Mall                    24.72               0.72              14.14                 330             11.99%
Mount Berry Square                 16.03               0.75               4.28                 223              9.44%
New River Valley
  Mall                             19.10               0.48               4.54                 229             10.54%
Nittany Mall                       19.84               0.72               7.12                 256             10.81%
North Hanover Mall                 18.42               1.03               6.11                 275              9.30%
Palmer Park Mall                   21.56               1.27               9.28                 335              9.58%
Patrick Henry Mall                 30.46               1.72              10.04                 414             10.20%
Phillipsburg Mall                  21.92               0.89              10.05                 285             11.53%



Plymouth Meeting                   19.08               0.40               7.39                 264             10.18%
Prince Georges Plaza
  (3)                              23.35               1.33              10.37                 385              9.10%
Schuylkill Mall                    10.36               0.29               3.27                 196              7.10%
Shenango Valley Mall               16.93               0.90               7.12                 261              9.56%
South Mall                         12.51               0.73               4.29                 285              6.15%
The Gallery at
  Market East                      33.28               0.73               9.20                 365             11.84%
Uniontown Mall                     13.85               1.00               4.14                 254              7.47%
Valley Mall                        18.07               0.88               4.76                 305              7.77%
Valleyview Mall                    21.71               0.25              10.36                 304             10.63%
Viewmont Mall                      22.15               1.59               7.23                 344              9.00%
Washington Crown
  Center                           15.60               0.69               3.84                 246              8.19%
West Manchester Mall               16.44               0.37               5.06                 212             10.31%
Willow Grove Park                  37.60               0.22              19.88                 395             14.61%
Wiregrass Mall                     20.75               0.41               7.33                 262             10.87%
Wyoming Mall                       21.70               0.49               7.14                 297              9.87%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Enclosed Malls
  weighted average                $21.88              $0.74              $8.16                $305             10.11%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Wholly Owned
  Properties                      $21.04              $0.77              $7.69                $295             10.01%
Joint Venture
  Properties                      $28.31              $0.56             $11.82                $381             10.68%
PRI-managed                       $21.67              $0.75              $8.16                $299             10.23%
Non PRI-managed                   $24.87              $0.60              $8.15                $383              8.78%
Same Properties/
  Existing                        $22.86              $0.92              $8.19                $379              8.44%
New                               $21.76              $0.72              $8.16                $295             10.38%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Redevelopment
  Properties                      $23.61              $1.11              $9.70                $358              9.62%
                         ===============    ===============    ===============     ===============    ===============

Enclosed Malls
(Includes Non-Anchor
  Owned Space)
                                                                   % Change
                         --------------------------------------------------------------------------------------------
                           Avg Base Rent                            Additional      Avg Comp Sales        Occup. Cost
                                     psf     Avg % Rent psf        Charges psf                 psf              Ratio
                         ---------------    ---------------    ---------------     ---------------    ---------------
Beaver Valley Mall                 -3.3%             -21.3%               0.6%               -3.6%               0.1%
Bradley Square                       N/A                N/A                N/A                 N/A                N/A
Capital City                         N/A                N/A                N/A                 N/A                N/A
Chambersburg Mall                    N/A                N/A                N/A                 N/A                N/A
Cherry Hill Mall                     N/A                N/A                N/A                 N/A                N/A
Crossroads Mall                      N/A                N/A                N/A                 N/A                N/A
Dartmouth Mall                      3.7%             -10.8%               4.4%               -2.8%               0.4%
Echelon Mall                         N/A                N/A                N/A                 N/A                N/A
Exton Square Mall                    N/A                N/A                N/A                 N/A                N/A
Francis Scott Key
  Mall                               N/A                N/A                N/A                 N/A                N/A
Jacksonville Mall                    N/A                N/A                N/A                 N/A                N/A
Laurel Mall                        -2.6%              21.8%              17.4%               -9.6%               0.9%
Lehigh Valley Mall                  8.1%             -12.1%               9.3%                2.8%               0.4%
Logan Valley Mall                    N/A                N/A                N/A                 N/A                N/A
Lycoming Mall                        N/A                N/A                N/A                 N/A                N/A
Magnolia Mall (3)                  13.1%             -37.2%              -0.4%                4.7%               0.3%
Martinsburg Mall                     N/A                N/A                N/A                 N/A                N/A
Moorestown Mall                      N/A                N/A                N/A                 N/A                N/A
Mount Berry Square                   N/A                N/A                N/A                 N/A                N/A
New River Valley
  Mall                               N/A                N/A                N/A                 N/A                N/A
Nittany Mall                         N/A                N/A                N/A                 N/A                N/A
North Hanover Mall                   N/A                N/A                N/A                 N/A                N/A
Palmer Park Mall                    0.5%              -7.9%              -1.1%                1.8%              -0.2%
Patrick Henry Mall                   N/A                N/A                N/A                 N/A                N/A
Phillipsburg Mall                    N/A                N/A                N/A                 N/A                N/A
Plymouth Meeting                     N/A                N/A                N/A                 N/A                N/A
Prince Georges Plaza
  (3)                              -0.1%             -15.1%              -2.7%                4.3%              -0.5%
Schuylkill Mall                      N/A                N/A                N/A                 N/A                N/A
Shenango Valley Mall                 N/A                N/A                N/A                 N/A                N/A
South Mall                           N/A                N/A                N/A                 N/A                N/A
The Gallery at
  Market East                        N/A                N/A                N/A                 N/A                N/A
Uniontown Mall                       N/A                N/A                N/A                 N/A                N/A
Valley Mall                          N/A                N/A                N/A                 N/A                N/A
Valleyview Mall                      N/A                N/A                N/A                 N/A                N/A
Viewmont Mall                        N/A                N/A                N/A                 N/A                N/A
Washington Crown
  Center                             N/A                N/A                N/A                 N/A                N/A
West Manchester Mall                 N/A                N/A                N/A                 N/A                N/A
Willow Grove Park                   4.2%             -31.5%              17.6%                0.8%               1.0%
Wiregrass Mall                       N/A                N/A                N/A                 N/A                N/A
Wyoming Mall                         N/A                N/A                N/A                 N/A                N/A
                         ---------------    ---------------    ---------------     ---------------    ---------------
Enclosed Malls
  weighted average                 -7.6%             -17.7%             -10.8%              -15.0%               0.7%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Wholly Owned
  Properties                        6.4%             -36.3%               0.2%              -11.2%               1.4%
Joint Venture
  Properties                        3.9%             -10.1%              12.6%               -0.4%               0.7%
PRI-managed                        -8.2%             -25.9%             -17.6%              -13.4%               0.2%
Non PRI-managed                     4.4%              -7.6%               9.2%               -1.2%               0.5%
Same Properties/
  Existing                          2.1%             -18.8%              -2.2%               -0.5%               0.1%
New                               -16.9%              57.3%             -23.4%               -6.1%              -1.5%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Redevelopment
  Properties                       11.0%              -5.0%              13.0%               20.5%              -0.8%
                         ===============    ===============    ===============     ===============    ===============

Enclosed Malls
(Includes Non-Anchor
  Owned Space)
                                                                     Q402
                         --------------------------------------------------------------------------------------------
                           Avg Base Rent     Avg % Rent psf         Additional      Avg Comp Sales        Occup. Cost
                                 psf (1)                (1)        Charges psf              psf(2)              Ratio
                         ---------------    ---------------    ---------------     ---------------    ---------------
Beaver Valley Mall                $17.63              $0.58              $5.22                $247              9.49%
Bradley Square                       N/A                N/A                N/A                 N/A                N/A
Capital City                         N/A                N/A                N/A                 N/A                N/A
Chambersburg Mall                    N/A                N/A                N/A                 N/A                N/A
Cherry Hill Mall                     N/A                N/A                N/A                 N/A                N/A
Crossroads Mall                      N/A                N/A                N/A                 N/A                N/A
Dartmouth Mall                     18.52               1.60               7.50                 400              6.90%
Echelon Mall                         N/A                N/A                N/A                 N/A                N/A
Exton Square Mall                    N/A                N/A                N/A                 N/A                N/A
Francis Scott Key
  Mall                               N/A                N/A                N/A                 N/A                N/A
Jacksonville Mall                    N/A                N/A                N/A                 N/A                N/A
Laurel Mall                        14.18               0.36               4.54                 291              6.56%
Lehigh Valley Mall                 27.87               0.77               8.68                 428              8.72%
Logan Valley Mall                    N/A                N/A                N/A                 N/A                N/A
Lycoming Mall                        N/A                N/A                N/A                 N/A                N/A
Magnolia Mall (3)                  21.27               1.17               8.58                 297             10.45%
Martinsburg Mall                     N/A                N/A                N/A                 N/A                N/A
Moorestown Mall                      N/A                N/A                N/A                 N/A                N/A
Mount Berry Square                   N/A                N/A                N/A                 N/A                N/A
New River Valley
  Mall                               N/A                N/A                N/A                 N/A                N/A
Nittany Mall                         N/A                N/A                N/A                 N/A                N/A
North Hanover Mall                   N/A                N/A                N/A                 N/A                N/A
Palmer Park Mall                   21.45               1.38               9.38                 329              9.79%
Patrick Henry Mall                   N/A                N/A                N/A                 N/A                N/A
Phillipsburg Mall                    N/A                N/A                N/A                 N/A                N/A
Plymouth Meeting                     N/A                N/A                N/A                 N/A                N/A
Prince Georges Plaza
  (3)                              23.37               1.57              10.66                 369              9.65%
Schuylkill Mall                      N/A                N/A                N/A                 N/A                N/A
Shenango Valley Mall                 N/A                N/A                N/A                 N/A                N/A
South Mall                           N/A                N/A                N/A                 N/A                N/A
The Gallery at
  Market East                        N/A                N/A                N/A                 N/A                N/A
Uniontown Mall                       N/A                N/A                N/A                 N/A                N/A
Valley Mall                          N/A                N/A                N/A                 N/A                N/A
Valleyview Mall                      N/A                N/A                N/A                 N/A                N/A
Viewmont Mall                        N/A                N/A                N/A                 N/A                N/A
Washington Crown
  Center                             N/A                N/A                N/A                 N/A                N/A
West Manchester Mall                 N/A                N/A                N/A                 N/A                N/A
Willow Grove Park                  36.08               0.32              16.91                 392             13.60%
Wiregrass Mall                       N/A                N/A                N/A                 N/A                N/A
Wyoming Mall                         N/A                N/A                N/A                 N/A                N/A
                         ---------------    ---------------    ---------------     ---------------    ---------------
Enclosed Malls
  weighted average                $23.67              $0.90              $9.15                $358              9.41%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Wholly Owned
  Properties                      $19.77              $1.20              $7.67                $332              8.63%
Joint Venture
  Properties                      $27.24              $0.63             $10.50                $383             10.03%
PRI-managed                       $23.61              $1.02              $9.90                $345             10.00%
Non PRI-managed                   $23.83              $0.65              $7.46                $388              8.24%
Same Properties/
  Existing                        $22.39              $1.13              $8.38                $381              8.38%
New                               $26.19              $0.46             $10.64                $314             11.87%
                         ---------------    ---------------    ---------------     ---------------    ---------------
Redevelopment
  Properties                      $21.27              $1.17              $8.58                $297             10.45%
                         ===============    ===============    ===============     ===============    ===============


(1) Base rent is actual for Q403. Additional charges and % rent are projections for 2003.

(2) Average comparable sales for Q402 are actual.

(3) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]

Power Centers
(Includes Non-Anchor Owned Space)
                                                 Q403                                               % Change
                              ------------------------------------------------    ------------------------------------------------
                              Avg Base Rent       Avg % Rent        Additional    Avg Base Rent        Avg % Rent       Additional
                                    psf (1)          psf (1)       Charges psf              psf               psf      Charges psf
                              -------------    -------------     -------------    -------------     -------------    -------------
Christiana Power Center              $19.59               $-             $1.95             1.2%           -100.0%            28.4%
Creekview Shopping
  Center                              14.33                -              2.87             0.2%               N/A            10.5%
Northeast Tower Center                13.43                -              3.91            -0.1%               N/A            18.7%
Paxton Towne Center                   16.10                -              2.62             1.4%               N/A            24.3%
The Court at Oxford
  Valley                              15.14             0.03              3.77            -1.2%               N/A            42.9%
Red Rose Commons                      13.57             0.02              2.89             2.6%            -58.3%            18.4%
Whitehall Mall                        10.72             0.41              3.12            -1.0%             40.6%            18.8%
Metroplex Shopping
  Center                              18.13                -              3.45             0.0%               N/A            -4.2%
                              -------------    -------------     -------------    -------------     -------------    -------------
Power Centers weighted
  average                            $15.22            $0.06             $3.17             0.4%             34.6%            15.6%
                              -------------    -------------     -------------    -------------     -------------    -------------
Wholly Owned Properties              $15.61               $-             $2.90             0.8%           -100.0%            19.6%
Joint Venture Properties             $14.98            $0.09             $3.33             0.1%             38.0%            13.9%
                              -------------    -------------     -------------    -------------     -------------    -------------
PRI-managed                          $15.61               $-             $2.90             0.8%           -100.0%            19.6%
Non PRI-managed                      $14.98            $0.09             $3.33             0.1%             38.0%            13.9%
                              -------------    -------------     -------------
Same Properties/Existing             $15.22            $0.06             $3.17             0.7%              6.7%            10.8%
                                                                                  -------------     -------------    -------------
New                                      $-               $-                $-          -100.0%               N/A          -100.0%
Redevelopment Properties                 $-               $-                $-              N/A               N/A              N/A
                              -------------    -------------     -------------    -------------     -------------    -------------


                                                  Q402
                              ------------------------------------------------
                              Avg Base Rent       Avg % Rent        Additional
                                    psf (1)          psf (1)       Charges psf
                              -------------    -------------     -------------
Christiana Power Center              $19.37            $0.01             $1.52
Creekview Shopping
  Center                              14.31                -              2.60
Northeast Tower Center                13.44                -              3.30
Paxton Towne Center                   15.88                -              2.11
The Court at Oxford
  Valley                              15.33                -              2.64
Red Rose Commons                      13.22             0.04              2.44
Whitehall Mall                        10.83             0.29              2.63
Metroplex Shopping
  Center                              18.13                -              3.60
                              -------------    -------------     -------------
Power Centers weighted
  average                            $15.15            $0.04             $2.75
                              -------------    -------------     -------------
Wholly Owned Properties              $15.48            $0.00             $2.43
Joint Venture Properties             $14.97            $0.07             $2.93
                              -------------    -------------     -------------
PRI-managed                          $15.48            $0.00             $2.43
Non PRI-managed                      $14.97            $0.07             $2.93
                              -------------    -------------     -------------
Same Properties/Existing             $15.11            $0.05             $2.87
New                                  $15.32               $-             $2.28
Redevelopment Properties                 $-               $-                $-
                              -------------    -------------     -------------


(1) Base rent is actual for Q403. Additional charges and % rent are projections for 2003.

                                                                                                    Occupancy
                                                 Q403                                         Change in % Occupancy
                           -------------------------------------------------     -------------------------------------------------
                                                        In-Line                                              In-Line
                                                           only      In-Line                                    only       In-Line
                            Total w/      Total w/        (Non-        (Non-      Total w/     Total w/        (Non-         (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %      Anchor %     Anchor %    Anchor) %     Anchor) %
                              Leased     Available       Leased    Available        Leased    Available       Leased     Available
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Christiana Power
  Center                      100.0%          0.0%       100.0%         0.0%          0.0%         0.0%        15.7%        -15.7%
Creekview Shopping
  Center                      100.0%          0.0%       100.0%         0.0%          0.0%         0.0%         0.0%          0.0%
Northeast Tower Center        100.0%          0.0%       100.0%         0.0%          0.0%         0.0%        68.8%        -68.8%
Paxton Towne Center            92.1%          7.9%        87.9%        12.1%          2.4%        -2.4%       -10.8%         10.8%
The Court at Oxford
  Valley                       97.1%          2.9%        95.3%         4.7%         -2.9%         2.9%         2.3%         -2.3%
Red Rose Commons               99.2%          0.8%        99.2%         0.8%          0.0%         0.0%         2.0%         -2.0%
Whitehall Mall                 97.6%          2.4%        94.7%         5.3%         -0.3%         0.3%         3.2%         -3.2%
Metroplex Shopping
  Center                      100.0%          0.0%       100.0%         0.0%          0.0%         0.0%        29.2%        -29.2%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Power Centers weighted
  average                      97.9%          2.1%        96.7%         3.3%         -0.1%         0.1%        -0.2%          0.2%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Wholly Owned
  Properties                   97.3%          2.7%        95.1%         4.9%          1.2%        -1.2%         1.5%         -1.5%
Joint Venture
  Properties                   98.4%          1.6%        97.6%         2.4%         -0.9%         0.9%        -1.3%          1.3%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
PRI-managed                    97.3%          2.7%        95.1%         4.9%          1.2%        -1.2%         1.5%         -1.5%
Non PRI-managed                98.4%          1.6%        97.6%         2.4%         -0.9%         0.9%        -1.3%          1.3%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Same Properties/
  Existing                     97.9%          2.1%        96.7%         3.3%         -1.5%         1.5%        -2.4%          2.4%
New                              N/A           N/A          N/A          N/A           N/A          N/A          N/A           N/A
Redevelopment
  Properties                     N/A           N/A          N/A          N/A           N/A          N/A          N/A           N/A
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------

                                                 Q402
                           -------------------------------------------------
                                                        In-Line
                                                           only      In-Line
                            Total w/      Total w/        (Non-        (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %
                              Leased     Available       Leased    Available
                           ---------     ---------    ---------    ---------
Christiana Power
  Center                      100.0%          0.0%        84.3%        15.7%
Creekview Shopping
  Center                      100.0%          0.0%       100.0%         0.0%
Northeast Tower Center        100.0%          0.0%        31.2%        68.8%
Paxton Towne Center            89.7%         10.3%        98.7%         1.3%
The Court at Oxford
  Valley                      100.0%          0.0%        93.0%         7.0%
Red Rose Commons               99.2%          0.8%        97.1%         2.9%
Whitehall Mall                 98.0%          2.0%        91.4%         8.6%
Metroplex Shopping
  Center                      100.0%          0.0%        70.8%        29.2%
                           ---------     ---------    ---------    ---------
Power Centers weighted
  average                      98.0%          2.0%        96.9%         3.1%
                           ---------     ---------    ---------    ---------
Wholly Owned
  Properties                   96.2%          3.8%        93.6%         6.4%
Joint Venture
  Properties                   99.2%          0.8%        98.9%         1.1%
                           ---------     ---------    ---------    ---------
PRI-managed                    96.2%          3.8%        93.6%         6.4%
Non PRI-managed                99.2%          0.8%        98.9%         1.1%
                           ---------     ---------    ---------    ---------
Same Properties/
  Existing                     99.4%          0.6%        99.1%         0.9%
New                              N/A           N/A          N/A          N/A
Redevelopment
  Properties                     N/A           N/A          N/A          N/A
                           ---------     ---------    ---------    ---------

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]
Strip Centers
(Includes Non-Anchor Owned Space)

                                                  Q403                                            % Change
                             ----------------------------------------------    ----------------------------------------------
                             Avg Base Rent      Avg % Rent       Additional    Avg Base Rent      Avg % Rent       Additional
                                psf (1)            psf (1)      Charges psf              psf             psf      Charges psf
                             -------------   -------------    -------------    -------------   -------------    -------------
Crest Plaza Shopping
  Center                            $15.32              $-            $2.72            12.5%         -100.0%           112.3%
Festival at Exton                    16.71               -             4.24             0.1%             N/A            29.2%
The Commons at Magnolia              12.89            0.03             1.63             1.6%          -45.9%           474.5%
Rio Mall                              5.89               -             0.25            -4.8%             N/A           -23.0%
South Blanding Village                8.99               -             2.14             2.2%             N/A             0.0%
Springfield Park I & II              17.66               -             5.21             6.9%         -100.0%           -17.1%
                             -------------   -------------    -------------    -------------   -------------    -------------
Strip Centers weighted
  average                           $13.81           $0.01            $2.92             2.2%          -95.5%            23.9%
                             -------------   -------------    -------------    -------------   -------------    -------------
Wholly Owned Properties             $14.32           $0.01            $2.94             2.8%          -94.3%            45.8%
Joint Venture Properties            $12.06              $-            $2.85             1.1%         -100.0%           -21.6%
                             -------------   -------------    -------------    -------------   -------------    -------------
PRI-managed                         $14.77           $0.01            $3.25             3.5%          -95.5%            26.5%
Non PRI-managed                      $5.89              $-            $0.25            -4.8%             N/A           -23.0%
                             -------------   -------------    -------------    -------------   -------------    -------------
Same Properties/Existing            $13.67              $-            $3.36            -0.6%         -100.0%             5.9%
New                                 $14.05           $0.02            $2.15             7.9%          -95.1%           234.5%
Redevelopment Properties                $-              $-               $-              N/A             N/A              N/A
                             -------------   -------------    -------------    -------------   -------------    -------------

                                                  Q402
                             ----------------------------------------------
                             Avg Base Rent      Avg % Rent       Additional
                                   psf (1)         psf (1)      Charges psf
                             -------------   -------------    -------------
Crest Plaza Shopping
  Center                            $13.62           $0.86            $1.28
Festival at Exton                    16.69               -             3.28
The Commons at Magnolia              12.68            0.06             0.28
Rio Mall                              6.18               -             0.32
South Blanding Village                8.80               -             2.14
Springfield Park I & II              16.52            0.23             6.28
                             -------------   -------------    -------------
Strip Centers weighted
  average                           $13.51           $0.14            $2.36
                             -------------   -------------    -------------
Wholly Owned Properties             $13.93           $0.14            $2.02
Joint Venture Properties            $11.93           $0.13            $3.63
                             -------------   -------------    -------------
PRI-managed                         $14.27           $0.15            $2.57
Non PRI-managed                      $6.18              $-            $0.32
                             -------------   -------------    -------------
Same Properties/Existing            $13.75           $0.04            $3.18
New                                 $13.02           $0.35            $0.64
Redevelopment Properties                $-              $-               $-
                             -------------   -------------    -------------


(1) Base rent is actual for Q403. Additional charges and % rent are projections for 2003.

                                                                                                    Occupancy
                                                 Q403                                         Change in % Occupancy
                           -------------------------------------------------     -------------------------------------------------
                                                        In-Line                                              In-Line
                                                           only      In-Line                                    only       In-Line
                            Total w/      Total w/        (Non-        (Non-      Total w/     Total w/        (Non-         (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %      Anchor %     Anchor %    Anchor) %     Anchor) %
                              Leased     Available       Leased    Available        Leased    Available       Leased     Available
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Crest Plaza Shopping
  Center                       85.8%         14.2%        75.3%        24.7%         39.0%       -39.0%        44.1%        -44.1%
Festival at Exton              95.5%          4.5%        92.3%         7.7%         -3.7%         3.7%        -6.4%          6.4%
The Commons at
  Magnolia                     97.6%          2.4%        95.3%         4.7%          1.1%        -1.1%         2.3%         -2.3%
Rio Mall                       99.6%          0.4%        97.8%         2.2%          0.0%         0.0%         0.6%         -0.6%
South Blanding Village         97.4%          2.6%        91.4%         8.6%          0.0%         0.0%         0.0%          0.0%
Springfield Park I &
  II                           90.9%          9.1%        73.5%        26.5%          0.3%        -0.3%         2.7%         -2.7%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Strip Centers weighted
  average                      94.8%          5.2%        87.2%        12.8%          7.8%        -7.8%        12.5%        -12.5%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Wholly Owned
  Properties                   94.2%          5.8%        88.4%        11.6%         11.9%       -11.9%        15.1%        -15.1%
Joint Venture
  Properties                   95.8%          4.2%        83.3%        16.7%          0.2%        -0.2%         2.9%         -2.9%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
PRI-managed                    93.5%          6.5%        86.0%        14.0%          9.6%        -9.6%        13.1%        -13.1%
Non PRI-managed                99.6%          0.4%        97.8%         2.2%          0.0%         0.0%         0.6%         -0.6%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Same Properties/
  Existing                     96.1%          3.9%        88.7%        11.3%         -0.9%         0.9%        -2.2%          2.2%
New                            91.6%          8.4%        84.6%        15.4%         24.9%       -24.9%        30.3%        -30.3%
Redevelopment
  Properties                    0.0%          0.0%         0.0%         0.0%          0.0%         0.0%         0.0%          0.0%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------

                                                 Q402
                           -------------------------------------------------
                                                        In-Line
                                                           only      In-Line
                            Total w/      Total w/        (Non-        (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %
                              Leased     Available       Leased    Available
                           ---------     ---------    ---------    ---------
Crest Plaza Shopping
  Center                       46.8%         53.2%        31.2%        68.8%
Festival at Exton              99.3%          0.7%        98.7%         1.3%
The Commons at
  Magnolia                     96.5%          3.5%        93.0%         7.0%
Rio Mall                       99.6%          0.4%        97.1%         2.9%
South Blanding Village         97.4%          2.6%        91.4%         8.6%
Springfield Park I &
  II                           90.6%          9.4%        70.8%        29.2%
                           ---------     ---------    ---------    ---------
Strip Centers weighted
  average                      87.1%         12.9%        74.7%        25.3%
                           ---------     ---------    ---------    ---------
Wholly Owned
  Properties                   82.3%         17.7%        73.3%        26.7%
Joint Venture
  Properties                   95.7%          4.3%        80.5%        19.5%
                           ---------     ---------    ---------    ---------
PRI-managed                    83.9%         16.1%        72.9%        27.1%
Non PRI-managed                99.6%          0.4%        97.1%         2.9%
                           ---------     ---------    ---------    ---------
Same Properties/
  Existing                     97.0%          3.0%        91.0%         9.0%
New                            66.8%         33.2%        54.3%        45.7%
Redevelopment
  Properties                    0.0%          0.0%         0.0%         0.0%
                           ---------     ---------    ---------    ---------

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]

Retail Portfolio
(Includes Non-Anchor Owned Space)

                                                   Q403                                               % Change
                              ------------------------------------------------    ------------------------------------------------
                                                                    Additional                                          Additional
                                   Avg Base            Avg %           Charges         Avg Base             Avg %      Charges psf
                               Rent psf (1)     Rent psf (1)           psf (1)     Rent psf (1)      Rent psf (1)              (1)
                              -------------    -------------     -------------    -------------     -------------    -------------
Enclosed Malls weighted
  average                            $21.88            $0.74             $8.16           -7.58%           -17.68%          -10.78%
Power Centers weighted
  average                            $15.22            $0.06             $3.17            0.41%            34.58%           15.63%
Strip Centers weighted
  average                            $13.81            $0.01             $2.92            2.17%           -95.54%           23.91%
                              -------------    -------------     -------------    -------------     -------------    -------------
Retail Portfolio
  weighted average (2)               $20.60            $0.61             $7.22             7.0%             30.2%            23.0%
                              -------------    -------------     -------------    -------------     -------------    -------------
Wholly Owned Properties (2)          $20.48            $0.69             $7.21            16.4%              6.2%            39.9%
Joint Venture Properties             $21.08            $0.31             $7.25             2.4%             -6.1%            12.4%
                              -------------    -------------     -------------    -------------     -------------    -------------
PRI-managed (2)                      $21.06            $0.68             $7.66             3.6%              7.1%             9.3%
Non PRI-managed                      $18.19            $0.26             $4.92             1.6%             -1.3%            10.5%
                              -------------    -------------     -------------    -------------     -------------    -------------
Same Properties/Existing             $17.71            $0.34             $4.88            -3.3%            -36.0%            -9.2%
New                                  $21.67            $0.71             $8.09             0.0%            139.8%            12.8%
Redevelopment Properties (2)
                                     $23.61            $1.11             $9.70            11.0%             -5.0%            13.0%
                              -------------    -------------     -------------    -------------     -------------    -------------

                                                   Q402
                              ------------------------------------------------
                                   Avg Base                         Additional
                                       Rent            Avg %       Charges psf
                                    psf (1)     Rent psf (1)               (1)
                              -------------    -------------     -------------
Enclosed Malls weighted
  average                            $19.77            $1.20             $7.67
Power Centers weighted
  average                            $15.15            $0.04             $2.75
Strip Centers weighted
  average                            $13.51            $0.14             $2.36
                              -------------    -------------     -------------
Retail Portfolio
  weighted average (2)               $19.25            $0.47             $5.87
                              -------------    -------------     -------------
Wholly Owned Properties (2)          $17.59            $0.65             $5.15
Joint Venture Properties             $20.59            $0.33             $6.45
                              -------------    -------------     -------------
PRI-managed (2)                      $20.33            $0.64             $7.00
Non PRI-managed                      $17.90            $0.27             $4.45
                              -------------    -------------     -------------
Same Properties/Existing             $18.32            $0.54             $5.37
New                                  $21.66            $0.30             $7.17
Redevelopment Properties (2)
                                     $21.27            $1.17             $8.58
                              -------------    -------------     -------------


(1) Base rent is actual for Q303. Additional charges and % rent are projections for 2003.

(2) Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

                                                                                                    Occupancy
                                                 Q403                                         Change in % Occupancy
                           -------------------------------------------------     -------------------------------------------------
                                                        In-Line                                              In-Line
                                                           only      In-Line                                    only       In-Line
                            Total w/      Total w/        (Non-        (Non-      Total w/     Total w/        (Non-         (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %      Anchor %     Anchor %    Anchor) %     Anchor) %
                              Leased     Available       Leased    Available        Leased    Available       Leased     Available
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Enclosed Malls
  weighted average            90.50%         9.50%       87.35%       12.65%        -1.19%        1.19%       -2.58%         2.58%
Power Centers weighted
  average                     97.92%         2.08%       96.69%        3.31%        -0.06%        0.06%       -0.22%         0.22%
Strip Centers weighted
  average                     94.83%         5.17%       87.16%       12.84%         7.77%       -7.77%       12.49%       -12.49%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Retail Portfolio
  weighted average (1)         91.5%          8.5%        88.8%        11.2%         -1.9%         1.9%        -3.1%          3.1%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Wholly Owned Properties (1)    90.4%          9.6%        87.4%        12.6%          1.1%        -1.1%        -0.3%          0.3%
Joint Venture Properties       96.9%          3.1%        94.5%         5.5%         -0.5%         0.5%        -1.0%          1.0%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
PRI-managed (1)                90.8%          9.2%        87.6%        12.4%          0.1%        -0.1%        -0.5%          0.5%
Non PRI-managed                97.0%          3.0%        95.0%         5.0%         -1.1%         1.1%        -1.8%          1.8%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
Same Properties/Existing       95.4%          4.6%        94.5%         5.5%          0.6%        -0.6%        -0.5%          0.5%
New                            90.3%          9.7%        86.8%        13.2%          0.2%        -0.2%         2.3%         -2.3%
Redevelopment Properties (1)   91.1%          8.9%        89.9%        10.1%         -3.4%         3.4%         4.1%         -4.1%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------

                                                 Q402
                           -------------------------------------------------
                                                        In-Line
                                                           only      In-Line
                            Total w/      Total w/        (Non-        (Non-
                            Anchor %      Anchor %    Anchor) %    Anchor) %
                              Leased     Available       Leased    Available
                           ---------     ---------    ---------    ---------
Enclosed Malls
  weighted average            91.69%         8.31%       89.93%       10.07%
Power Centers weighted
  average                     97.98%         2.02%       96.91%        3.09%
Strip Centers weighted
  average                     87.05%        12.95%       74.68%       25.32%
                           ---------     ---------    ---------    ---------
Retail Portfolio
  weighted average (1)         93.5%          6.5%        91.8%         8.2%
                           ---------     ---------    ---------    ---------
Wholly Owned Properties (1)    89.3%         10.7%        87.7%        12.3%
Joint Venture Properties       97.4%          2.6%        95.4%         4.6%
                           ---------     ---------    ---------    ---------
PRI-managed (1)                90.7%          9.3%        88.2%        11.8%
Non PRI-managed                98.1%          1.9%        96.8%         3.2%
                           ---------     ---------    ---------    ---------
Same Properties/Existing       94.8%          5.2%        95.0%         5.0%
New                            90.2%          9.8%        84.5%        15.5%
Redevelopment Properties (1)   94.5%          5.5%        85.8%        14.2%
                           ---------     ---------    ---------    ---------


(1) Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

(2) Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

PREIT Services, LLC/ PREIT-RUBIN Inc.

                                           [GRAPHIC OMITTED]   [GRAPHIC OMITTED]

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 17 properties representing about 4.7 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                                                                   December 31, 2003
                     -------------------------------------------------------------------------------------------------------------
                              Retail                   Multifamily               Office/Industrial                 TOTAL
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
                              #         sq ft             #         sq ft              #         sq ft             #         sq ft
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Managed
  Portfolio
PREIT-Owned (1)              47    29,177,969             -             -              4       254,791            51    29,432,760
Non-PREIT Owned
  (1)                        12     3,340,284             -             -              3       757,238            15     4,097,522
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                        59    32,518,253             -             -              7     1,012,029            66    33,530,282
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Leased Portfolio
PREIT-Owned                   -                           -             -              -             -             -             -
Non-PREIT Owned               1       503,716             -             -              1       119,482             2       623,198
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         1       503,716             -             -              1       119,482             2       623,198
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Asset Managed
  Portfolio
PREIT-Owned (1)               7     4,257,467             -             -              -             -             7     4,257,467
Non-PREIT Owned               -             -             -             -              -             -             -             -
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         7     4,257,467             -             -              -             -             7     4,257,467
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Total Portfolio
PREIT-Owned                  54    33,435,436             -             -              4       254,791            58    33,690,227
Non-PREIT Owned              13     3,844,000             -             -              4       876,720            17     4,720,720
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
  TOTAL                      67    37,279,436             -             -              8     1,131,511            75    38,410,947
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------

                                                                  September 30, 2003
                     -------------------------------------------------------------------------------------------------------------
                              Retail                   Multifamily                Office/Industrial                TOTAL
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
                              #         sq ft             #         sq ft              #         sq ft             #         sq ft
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Managed
  Portfolio
PREIT-Owned (1)              21    13,390,631             -             -              4       254,791            25    13,645,422
Non-PREIT Owned (1)          12     3,338,954             -             -              3       757,238            15     4,096,192
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                        33    16,729,585             0             -              7     1,012,029            40    17,741,614
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Leased Portfolio
PREIT-Owned                                                                                                        -             -
Non-PREIT Owned               1       503,716             -             -              1       119,482             2       623,198
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         1       503,716             -             -              1       119,482             2       623,198
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Asset Managed
  Portfolio
PREIT-Owned (1)               7     4,254,976             -             -              -             -             7     4,254,976
Non-PREIT Owned               -             -             -             -              -             -             -             -
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         7     4,254,976             -             -              -             -             7     4,254,976
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Total Portfolio
PREIT-Owned                  28    17,645,607             -             -              4       254,791            32    17,900,398
Non-PREIT Owned              13     3,842,670             -             -              4       876,720            17     4,719,390
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                        41    21,488,277             -             -              8     1,131,511            49    22,619,788
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------

                                                             NET GAIN (LOSS) IN CONTRACTS
                     -------------------------------------------------------------------------------------------------------------
                              Retail                   Multifamily                Office/Industrial                TOTAL
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
                              #         sq ft             #         sq ft              #         sq ft             #         sq ft
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Managed
  Portfolio
PREIT-Owned (1)              26    15,787,338             -             -              -             -            26    15,787,338
Non-PREIT Owned (1)           -         1,330             -             -              -             -             -         1,330
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                        26    15,788,668             -             -              -             -            26    15,788,668
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Leased Portfolio
PREIT-Owned                   -             -             -             -              -             -             -             -
Non-PREIT Owned               -             -             -             -              -             -             -             -
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         -             -             -             -              -             -             -             -
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Asset Managed
  Portfolio
PREIT-Owned (1)               -         2,491             -             -              -             -             -         2,491
Non-PREIT Owned               -             -             -             -              -             -             -             -
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                         -         2,491             -             -              -             -             -         2,491
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
Total Portfolio
PREIT-Owned                  26    15,789,829             -             -              -             -            26    15,789,829
Non-PREIT Owned               -         1,330             -             -              -             -             -         1,330
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------
TOTAL                        26    15,791,159             -             -              -             -            26    15,791,159
                     ----------    ----------    ----------    ----------     ----------    ----------    ----------    ----------


(1) The increase in PREIT owned GLA resulted from the merger with Crown American Realty Trust.

Pennsylvania REIT

FLASH REPORT (December 31, 2003)
                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]
Quarterly Comparison

Financial Statement

                                                                              Q4 03
                                                                     (3 months ended 12/31/03)
                                                  -------------------------------------------------------------------------------
                                                                                    Corporate/
                                                                                       Other
                                                     Retail        Multifamily      Properties         TOTAL           % Change
                                                  -------------   -------------    -------------    -------------   -------------
Real Estate Revenues:
Same Store                                          $20,404,299              $0          $84,770      $20,489,069            3.5%
New                                                  62,955,052               -                -       62,955,052             N/A
Redevelopment                                         6,695,196               -                -        6,695,196             N/A
Discontinued Operations                                       -           2,248                -            2,248
---------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                           90,054,546           2,248           84,770       90,141,564          108.3%
---------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority
  interest in properties):
Same Store                                            5,632,027               -            2,890        5,634,917            8.4%
New                                                  24,433,318               -                -       24,433,318             N/A
Redevelopment                                         2,320,331               -                -        2,320,331             N/A
Discontinued Operations                                       -          14,504                            14,504          -99.8%
---------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                             32,385,676          14,504            2,890       32,403,070          120.6%
---------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                           14,772,272               -           81,880       14,854,152            1.7%
New                                                  38,521,734               -                -       38,521,734             N/A
Redevelopment                                         4,374,865               -                -        4,374,865             N/A
Discontinued Operations                                       -         (12,256)               -          (12,256)        -100.1%
---------------------------------------------------------------------------------------------------------------------------------
NOI (2)                                              57,668,870         (12,256)          81,880       57,738,494          101.9%
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                    -               -        4,048,766        4,048,766           -4.4%
Interest Income                                               -               -          335,524          335,524           74.8%
General & Administrative
Corporate Payroll                                             -               -       (9,538,925)      (9,538,925)         180.9%
Other G&A Expenses                                            -               -       (8,461,798)      (8,461,798)         180.9%
---------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION                      57,668,870         (12,256)     (13,534,553)      44,122,061           65.8%
---------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                    (15,298,177)              -       (1,033,909)     (16,332,086)          48.8%
Depreciation and Amortization                       (19,148,187)              -          (12,540)     (19,160,727)         155.4%
Gain(loss) on Sale of Interests in RE                         -       4,457,176                         4,457,176             N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                              -               -                -                -             N/A
Minority Interest of O.P. Unitholders                         -               -         (580,392)        (580,392)            N/A
Gain(loss) on Disposition of Discontinued
  Operations                                                            194,441                -          194,441             N/A
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                 -         194,441         (580,392)        (385,951)            N/A
---------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                     -               -                -                -             N/A
Minority Interest of O.P. Unit Holders                        -               -       (1,198,594)      (1,198,594)          51.9%
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           23,222,506       4,639,361      (16,359,988)      11,501,879           56.9%
---------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                   -      (4,651,617)               -       (4,651,617)            N/A
Depreciation and Amor. of Real Estate                19,148,187               -          (52,460)      19,095,727          156.7%
Dividends on preferred shares                                                         (1,533,000)      (1,533,000)            N/A
FFO Adjustments                                               -               -        1,778,986        1,778,986          127.3%
---------------------------------------------------------------------------------------------------------------------------------
FFO                                                  42,370,693         (12,256)     (16,166,462)      26,191,975           68.4%
---------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                   (1,055,305)              -                -       (1,055,305)         254.3%
Recurring Capital Expenditures                         (442,327)                               -         (442,327)         -30.6%
Amortization of debt premium                         (2,933,065)                                       (2,933,065)            N/A
---------------------------------------------------------------------------------------------------------------------------------
FAD                                                 $37,939,996        -$12,256      (16,166,462)     $21,761,278           48.9%
---------------------------------------------------------------------------------------------------------------------------------
Dividends for Common Shares and O.P Units                                                             $15,534,398           66.3%
Share Price (at close)                                                                                     $36.30           39.6%
Weighted Average Number of Shares                                                                      28,786,801           75.0%
WA number of Shares and O.P. Units                                                                     31,744,396           74.3%
---------------------------------------------------------------------------------------------------------------------------------
Net Income/Share                                                                                            $0.35          -21.5%
FFO/Share and O.P. Units                                                                                    $0.83           -3.4%
FAD/Share and O.P. Units                                                                                    $0.69          -14.6%
Dividend/Share and O.P. Units                                                                               $0.54            5.9%

                                                                              Q4 02
                                                                    (3 months ended 12/31/02)
                                                  ---------------------------------------------------------------
                                                                                    Corporate/
                                                                                       Other
                                                     Retail        Multifamily      Properties         TOTAL
                                                  -------------   -------------    -------------    -------------
Real Estate Revenues:
Same Store                                          $19,722,387              $0          $82,858      $19,805,245
New                                                   2,055,325               -                -        2,055,325
Redevelopment                                         6,493,056               -                -        6,493,056
Discontinued Operations                                       -      14,928,033                -       14,928,033
-----------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                           28,270,768      14,928,033           82,858       43,281,659
-----------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority
  interest in properties):
Same Store                                            5,194,361               -            3,558        5,197,919
New                                                     959,949               -                -          959,949
Redevelopment                                         2,157,149               -                -        2,157,149
Discontinued Operations                                       -       6,372,745                         6,372,745
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses                              8,311,459       6,372,745            3,558       14,687,762
-----------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                           14,528,026               -           79,300       14,607,326
New                                                   1,095,376               -                -        1,095,376
Redevelopment                                         4,335,907               -                -        4,335,907
Discontinued Operations                                       -       8,555,288                         8,555,288
-----------------------------------------------------------------------------------------------------------------
NOI (2)                                              19,959,309       8,555,288           79,300       28,593,897
-----------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                    -               -        4,233,533        4,233,533
Interest Income                                               -               -          191,895          191,895
General & Administrative
Corporate Payroll                                             -               -       (3,395,954)      (3,395,954)
Other G&A Expenses                                            -               -       (3,012,605)      (3,012,605)
-----------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION                      19,959,309       8,555,288       (1,903,831)      26,610,766
-----------------------------------------------------------------------------------------------------------------
Interest Expense                                     (7,306,699)     (3,670,036)               -      (10,976,735)
Depreciation and Amortization                        (5,074,812)     (2,415,300)         (12,915)      (7,503,027)
Gain(loss) on Sale of Interests in RE                         -               -                -                -
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                        (17,217)              -                -          (17,217)
Minority Interest of O.P. Unitholders                         -               -            6,605            6,605
Gain(loss) on Disposition of Discontinued
  Operations                                                  -               -                -                -
-----------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                           (17,217)              -            6,605          (10,612)
-----------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early
  extinguishment of debt)                                                     -                -                -
Minority Interest of O.P. Unit Holders                        -               -         (789,137)        (789,137)
-----------------------------------------------------------------------------------------------------------------
NET INCOME                                            7,560,581       2,469,952       (2,699,278)       7,331,255
-----------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                   -               -                -                -
Depreciation and Amor. of Real Estate                 5,074,812       2,415,300          (52,085)       7,438,027
Dividends on preferred shares
FFO Adjustments                                               -               -          782,532          782,532
-----------------------------------------------------------------------------------------------------------------
FFO                                                  12,635,393       4,885,252       (1,968,831)      15,551,814
-----------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                     (297,854)              -                -         (297,854)
Recurring Capital Expenditures                          (20,930)       (616,160)               -         (637,090)
Amortization of debt premium                                  -               -                -                -
-----------------------------------------------------------------------------------------------------------------
FAD                                                 $12,316,609      $4,269,092      ($1,968,831)     $14,616,870
-----------------------------------------------------------------------------------------------------------------
Dividends for Common Shares and O.P Units                                                              $9,343,863
Share Price (at close)                                                                                     $26.00
Weighted Average Number of Shares                                                                      16,450,912
WA number of Shares and O.P. Units                                                                     18,209,542
-----------------------------------------------------------------------------------------------------------------
Net Income/Share                                                                                            $0.45
FFO/Share and O.P. Units                                                                                    $0.85
FAD/Share and O.P. Units                                                                                    $0.80
Dividend/Share and O.P. Units                                                                               $0.51

Balance Sheet

                                                                         Q4 03
                                          ---------------------------------------------------------------------    --------------
                                                                                Corporate/
                                                                                   Other
                                             Retail          Multifamily        Properties           Total            % Change
                                          --------------    --------------     --------------    --------------    --------------
Investment in Real Estate, at cost        $2,515,861,018                $-        $24,241,202    $2,540,102,220            166.5%
Accumulated Depreciation                    (107,991,580)                -         (2,076,771)     (110,068,351)           -39.0%
Investment in and advances to
  Partnership and JVs                                  -                 -                  -                 -           -100.0%
Other Assets                                 295,585,275                 -         73,553,486       369,138,761            252.3%
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                              $2,703,454,713                $0        $95,717,917    $2,799,172,630            219.0%
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                            $1,396,262,538                $-                 $-    $1,396,262,538            187.0%
Line of Credit                                         -                 -        170,000,000       170,000,000             30.0%
Acquisition Term Loan & Unsecured
  Line of Credit                                       -                 -                  -                 -               N/A
Other Liabilities                             51,945,310                 -         44,679,642        96,624,952            143.7%
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                         $1,448,207,848                $0       $214,679,642    $1,662,887,490            153.1%
---------------------------------------------------------------------------------------------------------------------------------
Minority Interest                             $8,590,979                 -       $104,060,548      $112,651,527            246.9%
Total Shareholders Equity                              -                 -      1,023,633,613     1,023,633,613            444.4%
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder
  Equity                                  $1,456,798,827                $0     $1,342,373,803    $2,799,172,630            219.0%

                                                                         Q4 02
                                          ---------------------------------------------------------------------
                                                                                Corporate/
                                                                                   Other
                                             Retail          Multifamily        Properties           Total
                                          --------------    --------------     --------------    --------------
Investment in Real Estate, at cost          $620,345,902      $305,335,579        $27,330,184      $953,011,665
Accumulated Depreciation                     (79,121,149)      (99,346,274)        (2,025,613)     (180,493,036)
Investment in and advances to
  Partnership and JVs                                  -                 -            105,309           105,309
Other Assets                                  50,941,989        12,728,458         41,114,121       104,784,568
-----------------------------------------------------------------------------------------------------------------
Total Assets                                $592,166,742      $218,717,763        $66,524,001      $877,408,506
-----------------------------------------------------------------------------------------------------------------
Mortgage Notes                              $280,092,311      $206,387,459                 $-      $486,479,770
Line of Credit                                94,712,082         2,500,000         33,587,919       130,800,000
Acquisition Term Loan & Unsecured
  Line of Credit                                       -                 -                  -                 -
Other Liabilities                             14,288,005         5,270,638         20,085,119        39,643,762
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                           $389,092,398      $214,158,097        $53,673,038      $656,923,532
-----------------------------------------------------------------------------------------------------------------
Minority Interest                               $126,715                 -        $32,345,722       $32,472,437
Total Shareholders Equity                              -                 -        188,012,537       188,012,537
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholder
  Equity                                    $389,219,113      $214,158,097       $274,031,297      $877,408,506


Ratios

                                              Q4 03            Change                Q4 02
                                         ---------------    --------------     -----------------
NOI/Investment in Real Estate                       2.3%             -0.7%               3.0%
Total Dividends/Total FFO                          59.3%             -0.8%              60.1%
Dividends/FFO per share                            65.4%              5.7%              59.7%



NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT
FLASH REPORT (December 31, 2003)
                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]
Yearly Comparison
Financial Statement

                                                                      CY 12/31/03
                                                               (12 months ended 12/31/03)
                                          ---------------------------------------------------------------------
                                                                                   Corporate/
                                                                                        Other
                                                  Retail       Multifamily         Properties             TOTAL          % Change
                                          --------------    --------------     --------------    --------------    --------------
Real Estate Revenues:
Same Store                                   $63,595,386                $0           $339,018       $63,934,404              3.0%
New                                          123,221,635                 -                  -       123,221,635               N/A
Redevelopment                                 22,684,353                 -                  -        22,684,353               N/A
Discontinued Operations                                -        26,897,382                  -        26,897,382
                                          --------------    --------------     --------------    --------------    --------------
Total Real Estate Revenues                   209,501,373        26,897,382            339,018       236,737,773             49.5%
                                          --------------    --------------     --------------    --------------    --------------
Operating Expenses (includes minority interest in properties):
Same Store                                    17,134,830                 -             15,789        17,150,619             11.7%
New                                           50,739,722                 -                  -        50,739,722               N/A
Redevelopment                                  7,908,329                 -                  -         7,908,329               N/A
Discontinued Operations                                -        12,430,545                           12,430,545            -48.4%
                                          --------------    --------------     --------------    --------------    --------------
Total Operating Expenses                      75,782,881        12,430,545             15,789        88,229,215             67.5%
                                          --------------    --------------     --------------    --------------    --------------
NOI:
Same Store                                    46,460,556                 -            323,229        46,783,785              0.1%
New                                           72,481,913                 -                  -        72,481,913               N/A
Redevelopment                                 14,776,024                 -                  -        14,776,024               N/A
Discontinued Operations                                -        14,466,837                  -        14,466,837            -56.8%
                                          --------------    --------------     --------------    --------------    --------------
NOI (2)                                      133,718,492        14,466,837            323,229       148,508,558             40.6%
                                          --------------    --------------     --------------    --------------    --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                             -                 -         11,994,203        11,994,203              9.0%
Interest Income                                        -                 -            887,180           887,180             24.8%
General & Administrative
Corporate Payroll                                      -                 -       (20,830,685)      (20,830,685)             47.3%
Other G&A Expenses                                     -                 -       (19,336,946)      (19,336,946)             82.3%
                                          --------------    --------------     --------------    --------------    --------------
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION         133,718,492        14,466,837       (26,963,019)       121,222,310             30.9%
                                          --------------    --------------     --------------    --------------    --------------
Interest Expense                            (39,240,910)       (5,652,058)        (7,466,709)      (52,359,677)             25.6%
Depreciation and Amortization               (42,490,065)       (2,454,834)           (51,158)      (44,996,057)             55.9%
Gain(loss) on Sale of Interests in RE          1,111,692        15,087,618                           16,199,310               N/A

DISCONTINUED OPERATIONS
Income from Disposed Real Estate                       -                 -                  -                 -               N/A
Minority Interest in properties
Minority Interest of O.P. Unitholders                  -                 -       (18,848,730)      (18,848,730)               N/A
Gain(loss) on Disposition of
Discontinued Operations                                        178,121,005                  -       178,121,005               N/A
                                          --------------    --------------     --------------    --------------    --------------
TOTAL DISCONTINUED OPERATIONS                          -       178,121,005       (18,848,730)       159,272,275               N/A
                                          --------------    --------------     --------------    --------------    --------------
Extraordinary item(Loss on early
extinguishment of debt)                                -                 -                  -                 -               N/A
Minority Interest of O.P. Unit
Holders                                                -                 -        (3,298,010)       (3,298,010)            161.2%
                                          --------------    --------------     --------------    --------------    --------------
NET INCOME                                    53,099,209       199,568,568       (56,627,626)       196,040,151            727.9%
                                          --------------    --------------     --------------    --------------    --------------
Gain on Sale of Real Estate                  (1,111,692)     (193,208,623)                  -     (194,320,315)               N/A
Depreciation and Amor. of Real Estate         42,490,065         2,454,834          (208,842)        44,736,057             56.4%
Dividends on preferred shares                                                     (1,533,000)       (1,533,000)               N/A
FFO Adjustments                                        -                 -         22,146,740        22,146,740            643.9%
                                          --------------    --------------     --------------    --------------    --------------
FFO                                           94,477,582         8,814,779       (36,222,728)        67,069,633             31.1%
                                          --------------    --------------     --------------    --------------    --------------
Adj. Straight Lining of Base Rents           (2,805,547)                 -                  -       (2,805,547)            169.3%
Recurring Capital Expenditures                 (646,468)       (1,285,473)                  -       (1,931,941)            -33.5%
Amortization of debt premium                 (5,940,175)                                            (5,940,175)               N/A
                                          --------------    --------------     --------------    --------------    --------------
FAD                                          $85,085,392        $7,529,306       (36,222,728)       $56,391,970             19.4%
                                          --------------    --------------     --------------    --------------    --------------
Dividends for Common Shares and O.P
Units                                                                                               $46,892,620             27.0%
Share Price (at close)                                                                                   $36.30             39.6%
Weighted Average Number of Shares                                                                    20,389,577             26.2%
WA number of Shares and O.P. Units                                                                   22,693,026             26.3%
                                                                                                 --------------    --------------
Net Income/Share                                                                                          $9.54            551.2%
FFO/Share and O.P. Units                                                                                  $2.96              3.8%
FAD/Share and O.P. Units                                                                                  $2.48             -5.5%
Dividend/Share and O.P. Units                                                                             $2.07              1.5%
                                                                                                 --------------    --------------

                                                                      CY 12/31/02
                                                               (12 months ended 12/31/02)
                                          ---------------------------------------------------------------------
                                                                                   Corporate/
                                                                                        Other
                                                  Retail       Multifamily         Properties             TOTAL
                                          --------------    --------------     --------------    --------------
Real Estate Revenues:
Same Store                                   $61,763,751                $0           $328,878       $62,092,629
New                                           16,486,521                 -                  -        16,486,521
Redevelopment                                 22,143,145                 -                  -        22,143,145
Discontinued Operations                                -        57,582,151                  -        57,582,151
                                          --------------    --------------     --------------    --------------
Total Real Estate Revenues                   100,393,417        57,582,151            328,878       158,304,446
                                          --------------    --------------     --------------    --------------
Operating Expenses (includes minority interest in properties):
Same Store                                    15,329,244                 -             23,477        15,352,721
New                                            5,607,334                 -                  -         5,607,334
Redevelopment                                  7,597,365                 -                  -         7,597,365
Discontinued Operations                                -        24,103,080                           24,103,080
                                          --------------    --------------     --------------    --------------
Total Operating Expenses                      28,533,943        24,103,080             23,477        52,660,500
                                          --------------    --------------     --------------    --------------
NOI:
Same Store                                    46,434,507                 -            305,401        46,739,908
New                                           10,879,187                 -                  -        10,879,187
Redevelopment                                 14,545,780                 -                  -        14,545,780
Discontinued Operations                                -        33,479,071                           33,479,071
                                          --------------    --------------     --------------    --------------
NOI (2)                                       71,859,474        33,479,071            305,401       105,643,946
                                          --------------    --------------     --------------    --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                             -                 -         11,002,570        11,002,570
Interest Income                                        -                 -            710,687           710,687
General & Administrative
Corporate Payroll                                      -                 -       (14,137,939)      (14,137,939)
Other G&A Expenses                                     -                 -       (10,608,902)      (10,608,902)
                                          --------------    --------------     --------------    --------------
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION          71,859,474        33,479,071       (12,728,183)        92,610,362
                                          --------------    --------------     --------------    --------------
Interest Expense                            (27,541,955)      (14,258,905)            103,931      (41,696,929)
Depreciation and Amortization               (19,502,954)       (9,302,914)           (51,660)      (28,857,528)
Gain(loss) on Sale of Interests in RE          4,085,164                 -                  -         4,085,164

DISCONTINUED OPERATIONS
Income from Disposed Real Estate                 151,875                 -                  -           151,875
Minority Interest in properties
Minority Interest of O.P. Unitholders                  -                 -        (1,352,412)       (1,352,412)
Gain(loss) on Disposition of
Discontinued Operations                                -                 -                  -                 -
                                          --------------    --------------     --------------    --------------
TOTAL DISCONTINUED OPERATIONS                    151,875                 -        (1,352,412)      (1,200,537)
                                          --------------    --------------     --------------    --------------
Extraordinary item(Loss on early
extinguishment of debt)                                                  -                  -                 -
Minority Interest of O.P. Unit
Holders                                                -                 -        (1,262,556)       (1,262,556)
                                          --------------    --------------     --------------    --------------
NET INCOME                                    29,051,604         9,917,252       (15,290,880)        23,677,976
                                          --------------    --------------     --------------    --------------
Gain on Sale of Real Estate                  (4,085,164)                 -                  -       (4,085,164)
Depreciation and Amor. of Real Estate         19,502,954         9,302,914          (208,340)        28,597,528
Dividends on preferred shares
FFO Adjustments                                        -                 -          2,976,919         2,976,919
                                          --------------    --------------     --------------    --------------
FFO                                           44,469,394        19,220,166       (12,522,301)        51,167,259
                                          --------------    --------------     --------------    --------------
Adj. Straight Lining of Base Rents           (1,041,694)                 -                  -       (1,041,694)
Recurring Capital Expenditures                 (113,759)       (2,789,878)                  -       (2,903,637)
Amortization of debt premium                           -                 -                  -                 -
                                          --------------    --------------     --------------    --------------
FAD                                          $43,313,941       $16,430,288      ($12,522,301)       $47,221,928
                                          --------------    --------------     --------------    --------------
Dividends for Common Shares and O.P
Units                                                                                               $36,909,429
Share Price (at close)                                                                                   $26.00
Weighted Average Number of Shares                                                                    16,162,327
WA number of Shares and O.P. Units                                                                   17,967,106
                                                                                                 --------------
Net Income/Share                                                                                          $1.47
FFO/Share and O.P. Units                                                                                  $2.85
FAD/Share and O.P. Units                                                                                  $2.63
Dividend/Share and O.P. Units                                                                             $2.04
                                                                                                 --------------


Ratios

                                                   CY 12/31/03                  Change             CY 12/31/02
                                          --------------------    --------------------    --------------------
NOI/Investment in Real Estate                             5.8%                   -5.2%                   11.1%
Total Dividends/Total FFO                                69.9%                   -2.2%                   72.1%
Dividends/FFO per share                                  70.0%                   -1.6%                   71.6%


NOTE: Reconciliation to GAAP is on pages 38 to 43.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]

BALANCE SHEET-RECONCILIATION TO GAAP
(Wholly Owned vs. JVs)

                                                                           December 31, 2003
                                     --------------------------------------------------------------------------------------------
                                             Combined     Adjustments to                           Assets Held
                                            TOTAL (1)      Equity Method           Subtotal           for Sale              TOTAL
                                      ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS
Investments in Real Estate, at
  cost
  Retail Properties                    $2,515,861,018     $(133,107,107)     $2,382,753,911     $(118,887,475)     $2,263,866,436
  Multifamily Properties                            -                  -                  -                  -                  -
  Industrial Properties                     2,504,211                  -          2,504,211                  -          2,504,211
  Construction In Progress                 21,736,991        (1,506,178)         20,230,813                  -         20,230,813
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL INVESTMENTS IN REAL ESTATE        2,540,102,220      (134,613,285)      2,405,488,935      (118,887,475)      2,286,601,460

  Accumulated Depreciation              (110,068,351)         31,652,085       (78,416,266)                  -       (78,416,266)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net Real Estate                         2,430,033,869      (102,961,200)      2,327,072,669      (118,887,475)      2,208,185,194
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Investment in and advances to
  Partnerships and JVs                              -         13,108,951         13,108,951                  -         13,108,951
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                        2,430,033,869       (89,852,249)      2,340,181,620      (118,887,475)      2,221,294,145
                                      ---------------    ---------------    ---------------    ---------------    ---------------
  Allowance for Possible Losses
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                        2,430,033,869       (89,852,249)      2,340,181,620      (118,887,475)      2,221,294,145
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Other Assets:
  Cash and Cash Equivalents                52,534,598        (3,905,956)         48,628,642                            48,628,642
  Rents and Other Receivables              35,665,968        (7,991,132)         27,674,836                  -         27,674,836
  Assets held for sale                     37,686,662                  -         37,686,662        118,887,475        156,574,137
  Intangible Assets (2)                   181,544,375                  -        181,544,375                  -        181,544,375
  Deferred Costs, Prepaid Taxes &
    Exp. & Other Assets                    61,707,158       (11,942,818)         49,764,340                            49,764,340
                                      ---------------    ---------------    ---------------    ---------------    ---------------
    TOTAL OTHER ASSETS                    369,138,761       (23,839,906)        345,298,855        118,887,475        464,186,330
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL ASSETS                            2,799,172,630      (113,692,155)      2,685,480,475                  -      2,685,480,475
                                      ===============    ===============    ===============    ===============    ===============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
  Mortgage Notes Payable                1,320,774,295      (109,581,659)      1,211,192,636       (61,138,707)      1,150,053,929
  Mortgage Debt Premium (3)                75,488,243                  -         75,488,243        (4,361,443)         71,126,800
  Bank Loans Payable                      170,000,000                  -        170,000,000                  -        170,000,000
  Acquisition Term Loan & Unsecured
    Line of Credit                                  -                  -                  -                  -                  -
  Construction Loans                                -                  -                  -                  -                  -
  Assets held for sale                      5,840,385                  -          5,840,385         65,500,150         71,340,535
  Other Liabilities (4)                    90,784,568        (4,110,496)         86,674,072                            86,674,072
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES                       1,662,887,491      (113,692,155)      1,549,195,336                  -      1,549,195,336
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Minority Interest                       112,651,526                  -        112,651,526                  -        112,651,526
                                      ---------------    ---------------    ---------------    ---------------    ---------------
  Shareholders' Equity:
  Shares of Beneficial Interest at
    $1 Par                                 35,544,280                  -         35,544,280                  -         35,544,280
  Preferred Shares $0.01 Par                   24,750                  -             24,750                  -             24,750
  Capital Contributed in Excess of
    Par                                   877,444,615                  -        877,444,615                  -        877,444,615
  Restricted Stock                        (3,195,777)                  -        (3,195,777)                  -        (3,195,777)
  Other Comprehensive Income              (2,005,840)                  -        (2,005,840)                  -        (2,005,840)
  Retained Earnings (Distributions
    in Excess of Net Income)              115,821,585                  -        115,821,585                  -        115,821,585
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL SHAREHOLDERS' EQUITY              1,023,633,613                  -      1,023,633,613                  -      1,023,633,613
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                 $2,799,172,630     $(113,692,155)     $2,685,480,475                 $-     $2,685,480,475
                                      ===============    ===============    ===============    ===============    ===============

                                                                          September 30, 2003
                                     --------------------------------------------------------------------------------------------
                                             Combined     Adjustments to                           Assets Held
                                            TOTAL (1)      Equity Method           Subtotal           for Sale              TOTAL
                                      ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS
Investments in Real Estate, at
  cost
Retail Properties                      $1,289,890,542     $(146,787,604)     $1,143,102,938                 $-     $1,143,102,938
Multifamily Properties                              -                  -                  -                                     -
Industrial Properties                       2,504,211                  -          2,504,211                  -          2,504,211
Construction In Progress                   17,673,853        (1,563,289)         16,110,564                  -         16,110,564
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL INVESTMENTS IN REAL ESTATE        1,310,068,606      (148,350,893)      1,161,717,713                  -      1,161,717,713

Accumulated Depreciation                 (97,376,388)         36,454,134       (60,922,254)                  -       (60,922,254)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net Real Estate                         1,212,692,218      (111,896,759)      1,100,795,459                  -      1,100,795,459
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Investment in and advances to
  Partnerships and JVs                      1,200,000         14,691,677         15,891,677                  -         15,891,677
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                        1,213,892,218       (97,205,082)      1,116,687,136                  -      1,116,687,136
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Allowance for Possible Losses
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                        1,213,892,218       (97,205,082)      1,116,687,136                  -      1,116,687,136
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Other Assets:
Cash and Cash Equivalents                  43,512,963        (5,113,326)         38,399,637                  -         38,399,637
Rents and Other Receivables                21,909,843        (8,570,389)         13,339,454                  -         13,339,454
Assets held for sale                                -                  -                  -                  -                  -
Intangible Assets (2)                      55,957,597                  -         55,957,597                  -         55,957,597
Deferred Costs, Prepaid Taxes &
  Exp. & Other Assets                      53,730,566       (12,102,884)         41,627,682                  -         41,627,682
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL OTHER ASSETS                        175,110,969       (25,786,599)        149,324,370                  -        149,324,370
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL ASSETS                            1,389,003,187      (122,991,681)      1,266,011,506                  -      1,266,011,506
                                      ===============    ===============    ===============    ===============    ===============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
Mortgage Notes Payable                    739,061,360      (118,525,862)        620,535,498                  -        620,535,498
Mortgage Debt Premium (3)
Bank Loans Payable                                  -                  -                  -                  -                  -
Acquisition Term Loan & Unsecured
  Line of Credit                                    -                  -                  -                  -                  -
Construction Loans                                  -                  -                  -                  -                  -
Assets held for sale                          951,750           (36,458)            915,292                  -            915,292
Other Liabilities (4)                      42,393,014        (4,429,363)         37,963,651                  -         37,963,651
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES                         782,406,124      (122,991,683)        659,414,441                  -        659,414,441
                                      ===============    ===============    ===============    ===============    ===============
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Minority Interest                          64,261,590                  -         64,261,590                  -         64,261,590
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Shareholders' Equity:
Shares of Beneficial Interest at
  $1 Par                                   23,480,595                  -         23,480,595                  -         23,480,595
Preferred Shares $0.01 Par
Capital Contributed in Excess of
  Par                                     407,738,529                  -        407,738,529                  -        407,738,529
Restricted Stock                          (3,901,106)                  -        (3,901,106)                  -        (3,901,106)
Other Comprehensive Income                (1,928,590)                  -        (1,928,590)                  -        (1,928,590)
Retained Earnings (Distributions
  in Excess of Net Income)                116,946,045                  -        116,946,045                  -        116,946,045
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL SHAREHOLDERS' EQUITY                542,335,473                  -        542,335,473                  -        542,335,473
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                 $1,389,003,187     $(122,991,683)     $1,266,011,504                 $-     $1,266,011,504
                                      ===============    ===============    ===============    ===============    ===============

                                                                           December 31, 2002
                                     --------------------------------------------------------------------------------------------
                                             Combined     Adjustments to                           Assets Held
                                            TOTAL (1)      Equity Method           Subtotal           for Sale              TOTAL
                                      ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS
Investments in Real Estate, at
  cost
Retail Properties                        $620,345,902     $(197,299,357)       $423,046,545                 $-       $423,046,545
Multifamily Properties                    305,335,579       (14,728,865)        290,606,714                  -        290,606,714
Industrial Properties                       2,504,211                  -          2,504,211                  -          2,504,211
Construction In Progress                   24,825,973        (1,554,110)         23,271,863                  -         23,271,863
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL INVESTMENTS IN REAL ESTATE          953,011,665      (213,582,332)        739,429,333                  -        739,429,333

Accumulated Depreciation                (180,493,036)         43,759,779      (136,733,257)                  -      (136,733,257)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net Real Estate                           772,518,629      (169,822,553)        602,696,076                  -        602,696,076
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Investment in and advances to
  Partnerships and JVs                        105,309         25,256,374         25,361,683                  -         25,361,683
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                          772,623,938      (144,566,179)        628,057,759                  -        628,057,759
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Allowance for Possible Losses
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                          772,623,938      (144,566,179)        628,057,759                  -        628,057,759
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Other Assets:
Cash and Cash Equivalents                  18,628,137        (5,075,355)         13,552,782                  -         13,552,782
Rents and Other Receivables                23,365,079       (10,122,016)         13,243,063                  -         13,243,063
Assets held for sale                                -                  -                  -                  -                  -
Intangible Assets (2)                      16,679,886                  -         16,679,886                  -         16,679,886
Deferred Costs, Prepaid Taxes &
  Exp. & Other Assets                      46,111,466       (13,981,793)         32,129,673                  -         32,129,673
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL OTHER ASSETS                        104,784,568       (29,179,164)         75,605,404                  -         75,605,404
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL ASSETS                              877,408,506      (173,745,343)        703,663,163                  -        703,663,163
                                      ===============    ===============    ===============    ===============    ===============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
Mortgage Notes Payable                    486,479,770      (166,728,446)        319,751,324                  -        319,751,324
Mortgage Debt Premium (3)
Bank Loans Payable                        130,800,000                  -        130,800,000                  -        130,800,000
Acquisition Term Loan & Unsecured
  Line of Credit                                    -                  -                  -                  -                  -
Construction Loans                                  -                  -                  -                  -                  -
Assets held for sale                                -                  -                  -                  -                  -
Other Liabilities (4)                      39,643,762        (7,016,897)         32,626,865                  -         32,626,865
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES                         656,923,532      (173,745,343)        483,178,189                  -        483,178,189
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Minority Interest                          32,472,437                  -         32,472,437                  -         32,472,437
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Shareholders' Equity:
Shares of Beneficial Interest at
  $1 Par                                   16,697,117                  -         16,697,117                  -         16,697,117
Preferred Shares $0.01 Par
Capital Contributed in Excess of
  Par                                     216,768,855                  -        216,768,855                  -        216,768,855
Restricted Stock                          (2,513,191)                  -        (2,513,191)                  -        (2,513,191)
Other Comprehensive Income                (4,365,728)                  -        (4,365,728)                  -        (4,365,728)
Retained Earnings (Distributions
  in Excess of Net Income)               (38,574,516)                  -       (38,574,516)                  -       (38,574,516)
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL SHAREHOLDERS' EQUITY                188,012,537                  -        188,012,537                  -        188,012,537
                                      ---------------    ---------------    ---------------    ---------------    ---------------
                                      ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                   $877,408,506     $(173,745,343)       $703,663,163                 $-       $703,663,163
                                      ===============    ===============    ===============    ===============    ===============

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is market to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(3) PREIT's percent of JVs is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties.

    The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]

INCOME STATEMENT-RECONCILIATION TO GAAP (1)
Quarterly Comparison
(Wholly Owned vs. JV's)

                                                                     Q4 03
                                                          (3 months ended 12/31/03)
                             ---------------------------------------------------------------------------    ------------
                                              Adjustments
                                                       to
                                 Combined          Equity                    Assets Held                         TOTAL %
                                TOTAL (3)          Method        Subtotal       for Sale           Total          CHANGE
                             ------------    ------------    ------------   ------------    ------------    ------------
REAL ESTATE OPERATING
REVENUES
Base Rents (Net of
Vacancies)                    $56,257,974    $(5,419,424)     $50,838,550   $(2,578,149)     $48,260,401          282.2%
Straight-Lining of Base
Rents                           1,055,305           3,327       1,058,632      $(25,787)       1,032,845          321.9%
Percentage Rents                3,490,813        (15,832)       3,474,981     $(141,500)       3,333,481          225.1%
Lease Termination                 744,306               -         744,306       (45,556)         698,750         -856.8%
Expense Recoveries &
Other Income                   28,593,166     (2,222,547)      26,370,619    (1,338,280)      25,032,339          453.5%
                             ------------    ------------    ------------   ------------    ------------    ------------
TOTAL REVENUES                 90,141,564     (7,654,476)      82,487,088    (4,129,272)      78,357,816          327.6%
                             ------------    ------------    ------------   ------------    ------------    ------------
REAL ESTATE OPERATING
EXPENSES
Operating and
Maintenance                    24,323,764     (1,941,169)      22,382,595    (1,581,444)      20,801,151          486.4%
Real Estate Taxes               7,695,705       (669,198)       7,026,507      (376,420)       6,650,087          436.3%
Minority Interest in
properties                        383,601               -         383,601        (7,601)         376,000
                             ------------    ------------    ------------   ------------    ------------    ------------
TOTAL EXPENSES                 32,403,070     (2,610,367)      29,792,703    (1,965,465)      27,827,238          481.3%
                             ------------    ------------    ------------   ------------    ------------    ------------
NET OPERATING INCOME           57,738,494     (5,044,109)      52,694,385    (2,163,807)      50,530,578          273.2%
                             ------------    ------------    ------------   ------------    ------------    ------------
OTHER INCOME (EXPENSES)
Management Company
Revenue                         4,048,766               -       4,048,766                      4,048,766           -4.4%
Interest Income                  $335,524               -         335,524                        335,524           74.8%
General &
Administrative:
Corporate Payroll             (9,538,925)               -     (9,538,925)                    (9,538,925)          180.9%
Other G&A Expenses            (8,461,798)               -     (8,461,798)                    (8,461,798)          180.9%
                             ------------    ------------    ------------   ------------    ------------    ------------
Earnings before interest
expenses, taxes,
depreciation and
amortization                   44,122,061     (5,044,109)      39,077,952    (2,163,807)      36,914,145          219.4%
                             ------------    ------------    ------------   ------------    ------------    ------------
Interest Expense (2)         (16,332,086)       2,190,986    (14,141,100)        449,311    (13,691,789)          217.4%
Depreciation &
Amortization                 (19,160,727)       1,243,672    (17,917,055)              -    (17,917,055)          393.8%
                             ------------    ------------    ------------   ------------    ------------    ------------
TOTAL OTHER INCOME
(EXPENSES)                   (35,492,813)       3,434,658    (32,058,155)        449,311    (31,608,844)          298.0%
                             ------------    ------------    ------------   ------------    ------------    ------------
Equity in Income of
partnerships and JVs                    -       1,609,451       1,609,451                      1,609,451
                             ------------    ------------    ------------   ------------    ------------    ------------
Gains (losses) on sales
of interests in Real
Estate                          4,457,176               -       4,457,176              -       4,457,176             N/A
                             ------------    ------------    ------------   ------------    ------------    ------------
Income before Minority
Interest                       13,086,424               -      13,086,424    (1,714,496)      11,371,928           93.2%
                             ------------    ------------    ------------   ------------    ------------    ------------
Minority Interest of
O.P. Unitholders              (1,198,594)               -     (1,198,594)              -     (1,198,594)           51.9%
                             ------------    ------------    ------------   ------------    ------------    ------------
Income from Operations         11,887,830               -      11,887,830    (1,714,496)      10,173,334           99.6%
                             ------------    ------------    ------------   ------------    ------------    ------------
Discontinued Operations:
Income from Discontinued
Operations                              -               -               -      1,722,097       1,722,097          -22.7%
Equity in Income of
partnerships and JVs                                                                                   -
Minority interest in
properties                                                                       (7,601)         (7,601)
Minority Interest of
O.P. Unitholders                (580,392)               -       (580,392)                      (580,392)             N/A
Gain (losses) on
Disposition of
Discontinued Operations           194,441               -         194,441                        194,441             N/A
                             ------------    ------------    ------------   ------------    ------------    ------------
TOTAL DISCONTINUED
OPERATIONS                      (385,951)               -       (385,951)      1,714,496       1,328,545             N/A
                             ------------    ------------    ------------   ------------    ------------    ------------
Extraordinary item(Loss
on early extinguishment
of debt)                                -               -               -              -               -             N/A
                             ------------    ------------    ------------   ------------    ------------    ------------
NET INCOME                    $11,501,879              $-     $11,501,879             $-     $11,501,879           56.9%
                             ------------    ------------    ------------   ------------    ------------    ------------

                                                                 Q4 02
                                                      (3 months ended 12/31/02)
                             ---------------------------------------------------------------------------
                                              Adjustments
                                                       to
                                 Combined          Equity                    Assets Held
                                TOTAL (3)          Method        Subtotal       for Sale           Total
                             ------------    ------------    ------------   ------------    ------------
REAL ESTATE OPERATING
REVENUES
Base Rents (Net of
Vacancies)                    $33,588,388    $(7,994,055)     $25,594,333  $(12,967,473)     $12,626,860
Straight-Lining of Base
Rents                             297,854        (53,050)         244,804              -         244,804
Percentage Rents                1,268,924       (243,602)       1,025,322                      1,025,322
Lease Termination                 (1,538)        (36,000)        (37,538)       (54,791)        (92,329)
Expense Recoveries &
Other Income                    8,128,031     (3,032,121)       5,095,910      (573,577)       4,522,333
                             ------------    ------------    ------------   ------------    ------------
TOTAL REVENUES                 43,281,659    (11,358,828)      31,922,831   (13,595,841)      18,326,990
                             ------------    ------------    ------------   ------------    ------------
REAL ESTATE OPERATING
EXPENSES
Operating and
Maintenance                    11,246,386     (3,232,048)       8,014,338    (4,467,242)       3,547,096
Real Estate Taxes               3,441,376       (887,884)       2,553,492    (1,313,385)       1,240,107
Minority Interest in
properties
                             ------------    ------------    ------------   ------------    ------------
TOTAL EXPENSES                 14,687,762     (4,119,932)      10,567,830    (5,780,627)       4,787,203
                             ------------    ------------    ------------   ------------    ------------
NET OPERATING INCOME           28,593,897     (7,238,896)      21,355,001    (7,815,214)      13,539,787
                             ------------    ------------    ------------   ------------    ------------
OTHER INCOME (EXPENSES)
Management Company
Revenue                         4,233,533               -       4,233,533              -       4,233,533
Interest Income                   191,895               -         191,895              -         191,895
General &
Administrative:
Corporate Payroll             (3,395,954)               -     (3,395,954)              -     (3,395,954)
Other G&A Expenses            (3,012,605)               -     (3,012,605)              -     (3,012,605)
                             ------------    ------------    ------------   ------------    ------------
Earnings before interest
expenses, taxes,
depreciation and
amortization                   26,610,766     (7,238,896)      19,371,870    (7,815,214)      11,556,656
                             ------------    ------------    ------------   ------------    ------------
Interest Expense (2)         (10,976,735)       3,337,204     (7,639,531)      3,326,139     (4,313,392)
Depreciation &
Amortization                  (7,503,027)       1,630,536     (5,872,491)      2,244,076     (3,628,415)
                             ------------    ------------    ------------   ------------    ------------
TOTAL OTHER INCOME
(EXPENSES)                   (18,479,762)       4,967,740    (13,512,022)      5,570,215     (7,941,807)
                             ------------    ------------    ------------   ------------    ------------
Equity in Income of
partnerships and JVs                            2,271,156       2,271,156                      2,271,156
                             ------------    ------------    ------------   ------------    ------------
Gains (losses) on sales
of interests in Real
Estate                                  -               -               -              -               -
                             ------------    ------------    ------------   ------------    ------------
Income before Minority
Interest                        8,131,004               -       8,131,004    (2,244,999)       5,886,005
                             ------------    ------------    ------------   ------------    ------------
Minority Interest of
O.P. Unitholders                (789,137)               -       (789,137)              -       (789,137)
                             ------------    ------------    ------------   ------------    ------------
Income from Operations          7,341,867               -       7,341,867    (2,244,999)       5,096,868
                             ------------    ------------    ------------   ------------    ------------
Discontinued Operations:
Income from Discontinued
Operations                       (17,217)               -        (17,217)      2,244,999       2,227,782
Equity in Income of
partnerships and JVs                                                                                   -
Minority interest in
properties
Minority Interest of
O.P. Unitholders                    6,605               -           6,605              -           6,605
Gain (losses) on
Disposition of
Discontinued Operations                 -               -               -              -               -
                             ------------    ------------    ------------   ------------    ------------
TOTAL DISCONTINUED
OPERATIONS                       (10,612)               -        (10,612)      2,244,999       2,234,387
                             ------------    ------------    ------------   ------------    ------------
Extraordinary item(Loss
on early extinguishment
of debt)                                -               -               -              -               -
                             ------------    ------------    ------------   ------------    ------------
NET INCOME                     $7,331,255              $-      $7,331,255             $-      $7,331,255
                             ------------    ------------    ------------   ------------    ------------


(1) Prior period income and expenses have been restated to adjust for discontinued operations.

(2) Capitalized interest expense for the line of credit and construction loans of $338,458 not included in the quarter ended 12/31/03 and $400,079 not included in the quarter ended 12/31/02.


(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

Yearly Comparison

(Wholly Owned vs. JV's)                                             CY12/31/03
                                                            (12 months ended 12/31/03)
                                  -------------------------------------------------------------------------------    ------------
                                                    Adjustments
                                      Combined        to Equity                      Assets Held                          TOTAL %
                                     TOTAL (3)           Method        Subtotal         for Sale            Total          CHANGE
                                 -------------    -------------   -------------    -------------    -------------   -------------
REAL ESTATE OPERATING
  REVENUES
Base Rents (Net of Vacancies)     $162,396,776    $(26,669,101)    $135,727,675    $(26,160,683)     $109,566,992          142.3%
Straight-Lining of Base Rents        2,805,547        (172,194)       2,633,353         (25,787)        2,607,566          225.0%
Percentage Rents                     4,765,061        (342,437)       4,422,624        (141,500)        4,281,124          119.8%
Lease Termination                    1,166,949         (10,995)       1,155,954        (171,325)          984,629           30.5%
Expense Recoveries & Other
  Income                            65,603,440     (10,135,508)      55,467,932      (2,391,963)       53,075,969          263.1%
                                 -------------    -------------   -------------    -------------    -------------   -------------
TOTAL REVENUES                     236,737,773     (37,330,235)     199,407,538     (28,891,258)      170,516,280          169.2%
                                 -------------    -------------   -------------    -------------    -------------   -------------
REAL ESTATE OPERATING
  EXPENSES
Operating and Maintenance           65,908,071     (10,472,504)      55,435,567     (10,683,544)       44,752,023          274.7%
Real Estate Taxes                   21,419,626      (3,174,423)      18,245,203      (2,658,064)       15,587,139          260.6%
Minority Interest in
  properties                           901,518                -         901,518          (7,601)          893,917
                                 -------------    -------------   -------------    -------------    -------------   -------------
TOTAL EXPENSES                      88,229,215     (13,646,927)      74,582,288     (13,349,209)       61,233,079          276.5%
                                 -------------    -------------   -------------    -------------    -------------   -------------
NET OPERATING INCOME               148,508,558     (23,683,308)     124,825,250     (15,542,049)      109,283,201          132.1%
                                 -------------    -------------   -------------    -------------    -------------   -------------
OTHER INCOME (EXPENSES)
Management Company Revenue          11,994,203                -      11,994,203                        11,994,203            9.0%
Interest Income                       $887,180                -         887,180                           887,180           24.8%
General & Administrative:
Corporate Payroll                 (20,830,685)                -    (20,830,685)                      (20,830,685)           47.3%
Other G&A Expenses                (19,336,946)                -    (19,336,946)                      (19,336,946)           82.3%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                     121,222,310     (23,683,308)      97,539,002     (15,542,049)       81,996,953          140.9%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Interest Expense (2)              (52,359,677)       11,381,104    (40,978,573)        5,660,310     (35,318,263)          129.7%
Depreciation & Amortization       (44,996,057)        5,071,443    (39,924,614)        2,308,553     (37,616,061)          190.0%
                                 -------------    -------------   -------------    -------------    -------------   -------------
TOTAL OTHER INCOME (EXPENSES)     (97,355,734)       16,452,547    (80,903,187)        7,968,863     (72,934,324)          157.3%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Equity in Income of
  partnerships and JVs                       -        7,230,761       7,230,761                         7,230,761
                                 -------------    -------------   -------------    -------------    -------------   -------------
Gains (losses) on sales of
  interests in Real Estate          16,199,310                -      16,199,310                -       16,199,310             N/A
                                 -------------    -------------   -------------    -------------    -------------   -------------
Income before Minority
  Interest                          40,065,886                -      40,065,886      (7,573,186)       32,492,700          147.2%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Minority Interest of O.P.
  Unitholders                      (3,298,010)                -     (3,298,010)                -      (3,298,010)          161.2%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Income from Operations              36,767,876                -      36,767,876      (7,573,186)       29,194,690          145.7%
                                 -------------    -------------   -------------    -------------    -------------   -------------
Discontinued Operations:
Income from Discontinued
  Operations                                 -                -               -        7,580,787        7,580,787          -16.4%
Equity in Income of
  partnerships and JVs                                                                                          -
Minority Interest in
  properties                                                                             (7,601)          (7,601)
Minority Interest of O.P.
  Unitholders                     (18,848,730)                -    (18,848,730)                      (18,848,730)             N/A
Gain (losses) on Disposition
  of Discontinued Operations       178,121,005                -     178,121,005                       178,121,005             N/A
                                 -------------    -------------   -------------    -------------    -------------   -------------
TOTAL DISCONTINUED OPERATIONS      159,272,275                -     159,272,275        7,573,186      166,845,461             N/A
                                 -------------    -------------   -------------    -------------    -------------   -------------
Extraordinary item(Loss on
  early extinguishment of
  debt)                                      -                -               -                -                -             N/A
                                 -------------    -------------   -------------    -------------    -------------   -------------
NET INCOME                        $196,040,151               $-    $196,040,151               $-     $196,040,151          727.9%
                                 -------------    -------------   -------------    -------------    -------------   -------------

                                                                   CY 12/31/02
                                                            (12 months ended 12/31/02)
                                  -------------------------------------------------------------------------------
                                                    Adjustments
                                      Combined        to Equity                      Assets Held
                                     TOTAL (3)           Method        Subtotal         for Sale            Total
                                 -------------    -------------   -------------    -------------    -------------
REAL ESTATE OPERATING
  REVENUES
Base Rents (Net of Vacancies)     $125,535,420    $(31,701,490)     $93,833,930    $(48,614,605)      $45,219,325
Straight-Lining of Base Rents        1,041,694        (239,348)         802,346                -          802,346
Percentage Rents                     2,519,565        (571,784)       1,947,781                         1,947,781
Lease Termination                    1,131,379         (97,132)       1,034,247        (279,945)          754,302
Expense Recoveries & Other
  Income                            28,076,388     (11,095,567)      16,980,821      (2,363,756)       14,617,065
                                 -------------    -------------   -------------    -------------    -------------
TOTAL REVENUES                     158,304,446     (43,705,321)     114,599,125     (51,258,306)       63,340,819
                                 -------------    -------------   -------------    -------------    -------------
REAL ESTATE OPERATING
  EXPENSES
Operating and Maintenance           40,023,036     (11,529,888)      28,493,148     (16,550,502)       11,942,646
Real Estate Taxes                   12,637,464      (3,583,017)       9,054,447      (4,731,738)        4,322,709
Minority Interest in
  properties
                                 -------------    -------------   -------------    -------------    -------------
TOTAL EXPENSES                      52,660,500     (15,112,905)      37,547,595     (21,282,240)       16,265,355
                                 -------------    -------------   -------------    -------------    -------------
NET OPERATING INCOME               105,643,946     (28,592,416)      77,051,530     (29,976,066)       47,075,464
                                 -------------    -------------   -------------    -------------    -------------
OTHER INCOME (EXPENSES)
Management Company Revenue          11,002,570                -      11,002,570                -       11,002,570
Interest Income                        710,687                -         710,687                -          710,687
General & Administrative:
Corporate Payroll                 (14,137,939)                -    (14,137,939)                -     (14,137,939)
Other G&A Expenses                (10,608,902)                -    (10,608,902)                -     (10,608,902)
                                 -------------    -------------   -------------    -------------    -------------
Earnings before interest
  expenses, taxes,
  depreciation and
  amortization                      92,610,362     (28,592,416)      64,017,946     (29,976,066)       34,041,880
                                 -------------    -------------   -------------    -------------    -------------
Interest Expense (2)              (41,696,929)       13,697,011    (27,999,918)       12,622,369     (15,377,549)
Depreciation & Amortization       (28,857,528)        7,446,295    (21,411,233)        8,442,297     (12,968,936)
                                 -------------    -------------   -------------    -------------    -------------
TOTAL OTHER INCOME (EXPENSES)     (70,554,457)       21,143,306    (49,411,151)       21,064,666     (28,346,485)
                                 -------------    -------------   -------------    -------------    -------------
Equity in Income of
  partnerships and JVs                                7,449,110       7,449,110                         7,449,110
                                 -------------    -------------   -------------    -------------    -------------
Gains (losses) on sales of
  interests in Real Estate                   -                -               -                -                -
                                 -------------    -------------   -------------    -------------    -------------
Income before Minority
  Interest                          22,055,905                -      22,055,905      (8,911,400)       13,144,505
                                 -------------    -------------   -------------    -------------    -------------
Minority Interest of O.P.
  Unitholders                      (1,262,556)                -     (1,262,556)                -      (1,262,556)
                                 -------------    -------------   -------------    -------------    -------------
Income from Operations              20,793,349                -      20,793,349      (8,911,400)       11,881,949
                                 -------------    -------------   -------------    -------------    -------------
Discontinued Operations:
Income from Discontinued
  Operations                           151,875                -         151,875        8,911,400        9,063,275
Equity in Income of
  partnerships and JVs                                                                                          -
Minority Interest in
  properties
Minority Interest of O.P.
  Unitholders                      (1,352,412)                -     (1,352,412)                -      (1,352,412)
Gain (losses) on Disposition
  of Discontinued Operations         4,085,164                -       4,085,164                -        4,085,164
                                 -------------    -------------   -------------    -------------    -------------
TOTAL DISCONTINUED OPERATIONS        2,884,627                -       2,884,627        8,911,400       11,796,027
                                 -------------    -------------   -------------    -------------    -------------
Extraordinary item(Loss on
  early extinguishment of
  debt)                                      -                -               -                -                -
                                 -------------    -------------   -------------    -------------    -------------
NET INCOME                         $23,677,976               $-     $23,677,976               $-      $23,677,976
                                 -------------    -------------   -------------    -------------    -------------

(1) Prior period income and expenses have been restated to adjust for discontinued operations.

(2) Capitalized interest expense for the line of credit and construction loans of $1,407,832 not included in the year ended 12/31/03 and $1,722,485 not included in the year ended 12/31/02.

(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (December 31, 2003)

Quarterly Comparison

Financial Statement

                                                                                     Q4 03
                                                                           (3 months ended 12/31/03)
                                              -----------------------------------------------------------------------------------
                                                                  Adjustments
                                                   Combined         to Equity                        Assets Held
                                                      TOTAL            Method         Subtotal          for Sale            Total
                                              -------------     -------------    -------------     -------------    -------------
Real Estate Revenues:
Same Store                                      $20,489,069       (7,654,476)      $12,834,593                 -      $12,834,593
New                                              62,955,052                 -       62,955,052                 -       62,955,052
Redevelopment                                     6,695,196                 -        6,695,196                 -        6,695,196
Discontinued                                          2,248                              2,248       (4,129,272)      (4,127,024)
                                              -------------     -------------    -------------     -------------    -------------
Total Real Estate Revenues                       90,141,564       (7,654,476)       82,487,088       (4,129,272)       78,357,816
                                              -------------     -------------    -------------     -------------    -------------
Operating Expenses:
Same Store                                        5,634,917       (2,610,367)        3,024,550                 -        3,024,550
New                                              24,433,318                 -       24,433,318                 -       24,433,318
Redevelopment                                     2,320,331                 -        2,320,331                 -        2,320,331
Discontinued                                         14,504                             14,504       (1,965,465)      (1,950,961)
                                              -------------     -------------    -------------     -------------    -------------
Total Operating Expenses                         32,403,070       (2,610,367)       29,792,703       (1,965,465)       27,827,238
                                              -------------     -------------    -------------     -------------    -------------
NOI:
Same Store                                       14,854,152       (5,044,109)        9,810,043                 -        9,810,043
New                                              38,521,734                 -       38,521,734                 -       38,521,734
Redevelopment                                     4,374,865                 -        4,374,865                 -        4,374,865
Discontinued                                       (12,256)                 -         (12,256)       (2,163,807)      (2,176,063)
                                              -------------     -------------    -------------     -------------    -------------
NOI (2)                                          57,738,494       (5,044,109)       52,694,385       (2,163,807)       50,530,578
                                              -------------     -------------    -------------     -------------    -------------
OTHER INCOME (EXPENSES):
Management Company Revenue                        4,048,766                 -        4,048,766                 -        4,048,766
Interest Income                                     335,524                 -          335,524                 -          335,524
General & Administrative:                                                   -                -                 -                -
Corporate Payroll                               (9,538,925)                 -      (9,538,925)                 -      (9,538,925)
Other G&A Expenses                              (8,461,798)                 -      (8,461,798)                 -      (8,461,798)
                                              -------------     -------------    -------------     -------------    -------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION                  44,122,061       (5,044,109)       39,077,952       (2,163,807)       36,914,145
                                              -------------     -------------    -------------     -------------    -------------
Interest Expense                               (16,332,086)         2,190,986     (14,141,100)          $449,311     (13,691,789)
Depreciation and Amortization                  (19,160,727)         1,243,672     (17,917,055)                 -     (17,917,055)
Equity in income of partnership and JVs                   -         1,609,451        1,609,451                 -        1,609,451
Gain(loss) on Sale of Interests in RE             4,457,176                 -        4,457,176                 -        4,457,176
DISCONTINUED OPERATIONS:                                  -                 -                -                 -                -
Income from Disposed Real Estate                          -                 -                -         1,722,097        1,722,097
Equity in income of partnership and JVs                   -                 -                -                 -                -
Minority Interest in properties                           -                 -                -           (7,601)          (7,601)
Minority Interest of O.P. Unitholders             (580,392)                 -        (580,392)                 -        (580,392)
Gain (losses) on Disposition of
  Discontinued Operations                           194,441                 -          194,441                 -          194,441
                                              -------------     -------------    -------------     -------------    -------------
TOTAL DISCONTINUED OPERATIONS                     (385,951)                 -        (385,951)         1,714,496        1,328,545
                                              -------------     -------------    -------------     -------------    -------------
Extraordinary item(Loss on early
  extinguishment of debt)                                 -                 -                -                 -                -
Minority Interest of OP Unit Holders            (1,198,594)                 -      (1,198,594)                 -      (1,198,594)
                                              -------------     -------------    -------------     -------------    -------------
NET INCOME                                       11,501,879                 -       11,501,879                 -       11,501,879
                                              -------------     -------------    -------------     -------------    -------------
Gain on Sale of Real Estate                     (4,651,617)                 -      (4,651,617)                 -      (4,651,617)
Depreciation and Amor. of Real Estate            19,095,727                 -       19,095,727                 -       19,095,727
Dividends on preferred shares                   (1,533,000)                 -      (1,533,000)                 -      (1,533,000)
FFO Adjustments                                   1,778,986                 -        1,778,986                 -        1,778,986
                                              -------------     -------------    -------------     -------------    -------------
FFO                                              26,191,975                 -       26,191,975                 -       26,191,975
                                              -------------     -------------    -------------     -------------    -------------
Adj. Straight Lining of Base Rents              (1,055,305)                 -      (1,055,305)                 -      (1,055,305)
Recurring Capital Expenditures                    (442,327)                 -        (442,327)                 -        (442,327)
Amortization of Debt Premium                    (2,933,065)                 -      (2,933,065)                 -      (2,933,065)
                                              -------------     -------------    -------------     -------------    -------------
FAD                                             $21,761,278                $-      $21,761,278                 -      $21,761,278
                                              -------------     -------------    -------------     -------------    -------------
Dividends for Common Shares and O.P Units                                                                             $15,534,398
Share Price (at close)                                                                                                     $36.30
Weighted Average Number of Shares                                                                                      28,786,801
WA number of Shares and OP Units                                                                                       31,744,396
                                              -------------     -------------    -------------     -------------    -------------
Net Income/Share                                                                                                            $0.35
FFO/Share and OP Units                                                                                                      $0.83
FAD/Share and OP Units                                                                                                      $0.69
Dividend/Share and OP Units                                                                                                 $0.54
                                              -------------     -------------    -------------     -------------    -------------

                                                                                     Q4 02
                                                                           (3 months ended 12/31/02)
                                              -----------------------------------------------------------------------------------
                                                                  Adjustments
                                                   Combined         to Equity                        Assets Held
                                                      TOTAL            Method         Subtotal          for Sale            Total
                                              -------------     -------------    -------------     -------------    -------------
Real Estate Revenues:
Same Store                                      $19,805,245      (10,026,636)       $9,778,609                 -       $9,778,609
New                                               2,055,325                 -        2,055,325                 -        2,055,325
Redevelopment                                     6,493,056                 -        6,493,056                 -        6,493,056
Discontinued                                     14,928,033       (1,332,192)       13,595,841      (13,595,841)                -
                                              -------------     -------------    -------------     -------------    -------------
Total Real Estate Revenues                       43,281,659      (11,358,828)       31,922,831      (13,595,841)       18,326,990
                                              -------------     -------------    -------------     -------------    -------------
Operating Expenses:
Same Store                                        5,197,919       (3,527,814)        1,670,105                 -        1,670,105
New                                                 959,949                            959,949                 -          959,949
Redevelopment                                     2,157,149                 -        2,157,149                 -        2,157,149
Discontinued                                      6,372,745         (592,118)        5,780,627       (5,780,627)                -
                                              -------------     -------------    -------------     -------------    -------------
Total Operating Expenses                         14,687,762       (4,119,932)       10,567,830       (5,780,627)        4,787,203
                                              -------------     -------------    -------------     -------------    -------------
NOI:
Same Store                                       14,607,326       (6,498,822)        8,108,504                 -        8,108,504
New                                               1,095,376                 -        1,095,376                 -        1,095,376
Redevelopment                                     4,335,907                 -        4,335,907                 -        4,335,907
Discontinued                                      8,555,288         (740,074)        7,815,214       (7,815,214)                -
                                              -------------     -------------    -------------     -------------    -------------
NOI (2)                                          28,593,897       (7,238,896)       21,355,001       (7,815,214)       13,539,787
                                              -------------     -------------    -------------     -------------    -------------
OTHER INCOME (EXPENSES):
Management Company Revenue                        4,233,533                 -        4,233,533                 -        4,233,533
Interest Income                                     191,895                 -          191,895                 -          191,895
General & Administrative:                                 -                 -                -                 -                -
Corporate Payroll                               (3,395,954)                 -      (3,395,954)                 -      (3,395,954)
Other G&A Expenses                              (3,012,605)                 -      (3,012,605)                 -      (3,012,605)
                                              -------------     -------------    -------------     -------------    -------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
  DEPRECIATION AND AMORTIZATION                  26,610,766       (7,238,896)       19,371,870       (7,815,214)       11,556,656
                                              -------------     -------------    -------------     -------------    -------------
Interest Expense                               (10,976,735)         3,337,204      (7,639,531)        $3,326,139      (4,313,392)
Depreciation and Amortization                   (7,503,027)         1,630,536      (5,872,491)        $2,244,076      (3,628,415)
Equity in income of partnership and JVs                             2,271,156        2,271,156                 -        2,271,156
Gain(loss) on Sale of Interests in RE                     -                 -                -                 -                -
DISCONTINUED OPERATIONS:                                  -                 -                -                 -                -
Income from Disposed Real Estate                   (17,217)                 -         (17,217)         2,244,999        2,227,782
Equity in income of partnership and JVs                   -                 -                -                 -                -
Minority Interest in properties
Minority Interest of O.P. Unitholders                 6,605                 -            6,605                 -            6,605
Gain (losses) on Disposition of
  Discontinued Operations                                 -                 -                -                 -                -
                                              -------------     -------------    -------------     -------------    -------------
TOTAL DISCONTINUED OPERATIONS                      (10,612)                 -         (10,612)         2,244,999        2,234,387
                                              -------------     -------------    -------------     -------------    -------------
Extraordinary item(Loss on early
  extinguishment of debt)                                 -                 -                -                 -                -
Minority Interest of OP Unit Holders              (789,137)                 -        (789,137)                 -        (789,137)
                                              -------------     -------------    -------------     -------------    -------------
NET INCOME                                        7,331,255                 -        7,331,255                 -        7,331,255
                                              -------------     -------------    -------------     -------------    -------------
Gain on Sale of Real Estate                               -                 -                -                 -                -
Depreciation and Amor. of Real Estate             7,438,027                 -        7,438,027                 -        7,438,027
Dividends on preferred shares
FFO Adjustments                                     782,532                 -          782,532                 -          782,532
                                              -------------     -------------    -------------     -------------    -------------
FFO                                              15,551,814                 -       15,551,814                 -       15,551,814
                                              -------------     -------------    -------------     -------------    -------------
Adj. Straight Lining of Base Rents                (297,854)                 -        (297,854)                 -        (297,854)
Recurring Capital Expenditures                    (637,090)                 -        (637,090)                 -        (637,090)
Amortization of Debt Premium                              -                 -                -                 -                -
                                              -------------     -------------    -------------     -------------    -------------
FAD                                             $14,616,870                $-      $14,616,870                $-      $14,616,870
                                              -------------     -------------    -------------     -------------    -------------
Dividends for Common Shares and O.P Units                                                                              $9,343,863
Share Price (at close)                                                                                                     $26.00
Weighted Average Number of Shares                                                                                      16,450,912
WA number of Shares and OP Units                                                                                       18,209,542
                                              -------------     -------------    -------------     -------------    -------------
Net Income/Share                                                                                                            $0.45
FFO/Share and OP Units                                                                                                      $0.85
FAD/Share and OP Units                                                                                                      $0.80
Dividend/Share and OP Units                                                                                                 $0.51
                                              -------------     -------------    -------------     -------------    -------------

Balance Sheet

                                                                            Q4 03
                                                                  (3 months ended 12/31/03)
                                 --------------------------------------------------------------------------------------------
                                                      Adjustments to                       Assets Held for
                                  Combined TOTAL       Equity Method           Subtotal               Sale              Total
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Investment in Real Estate, at
  cost                            $2,540,102,220      $(134,613,285)     $2,405,488,935     $(118,887,475)     $2,286,601,460
Accumulated Depreciation           (110,068,351)          31,652,085       (78,416,266)                  -       (78,416,266)
Investment in and advances to
  Partnership and JVs                          -          13,108,951         13,108,951                  -         13,108,951
Other Assets                         369,138,761        (23,839,906)       $345,298,855        118,887,475        464,186,330
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Assets                      $2,799,172,630      $(113,692,155)     $2,685,480,475                 $-     $2,685,480,475
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Mortgage Notes                    $1,396,262,538      $(109,581,659)     $1,286,680,879      $(65,500,150)     $1,221,180,729
Line of Credit                       170,000,000                   -        170,000,000                  -        170,000,000
Acquisition Term Loan &
  Unsecured Line of Credit                     -                   -                  -                  -                  -
Other Liabilities                     96,624,952         (4,110,496)         92,514,456         65,500,150        158,014,606
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Liabilities                 $1,662,887,490      $(113,692,155)     $1,549,195,335                 $-     $1,549,195,335
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Minority Interest                   $112,651,527                  $-       $112,651,527                 $-       $112,651,527
Total Shareholders Equity          1,023,633,613                   -      1,023,633,613                  -      1,023,633,613
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Liabilities and
  Shareholder Equity              $2,799,172,630      $(113,692,155)     $2,685,480,475                 $-     $2,685,480,475
                                 ---------------     ---------------    ---------------    ---------------    ---------------

                                                                            Q4 02
                                                                  (3 months ended 12/31/02)
                                 --------------------------------------------------------------------------------------------
                                                      Adjustments to                       Assets Held for
                                  Combined TOTAL       Equity Method           Subtotal               Sale              Total
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Investment in Real Estate, at
  cost                              $953,011,665      $(213,582,332)       $739,429,333                 $-       $739,429,333
Accumulated Depreciation           (180,493,036)          43,759,779      (136,733,257)                  -      (136,733,257)
Investment in and advances to
  Partnership and JVs                    105,309          25,256,374         25,361,683                  -         25,361,683
Other Assets                         104,784,568        (29,179,164)        $75,605,404                  -         75,605,404
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Assets                        $877,408,506      $(173,745,343)       $703,663,163                 $-       $703,663,163
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Mortgage Notes                      $486,479,770      $(166,728,446)       $319,751,324                 $-       $319,751,324
Line of Credit                       130,800,000                   -        130,800,000                  -        130,800,000
Acquisition Term Loan &
  Unsecured Line of Credit                     -                   -                  -                  -                  -
Other Liabilities                     39,643,762         (7,016,897)         32,626,865                  -         32,626,865
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Liabilities                   $656,923,532      $(173,745,343)       $483,178,189                 $-       $483,178,189
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Minority Interest                    $32,472,437                  $-        $32,472,437                 $-        $32,472,437
Total Shareholders Equity            188,012,537                   -        188,012,537                  -        188,012,537
                                 ---------------     ---------------    ---------------    ---------------    ---------------
Total Liabilities and
  Shareholder Equity                $877,408,506      $(173,745,343)       $703,663,163                 $-       $703,663,163
                                 ---------------     ---------------    ---------------    ---------------    ---------------

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (December 31, 2003)

                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]

Yearly Comparison
Financial Statement

                                                                            12/31/03
                                                                   (12 months ended 12/31/03)
                                          ---------------------------------------------------------------------------------------
                                                            Adjustments to                          Assets Held
                                          Combined TOTAL     Equity Method           Subtotal          for Sale             Total
                                          --------------    --------------     --------------    --------------    --------------
Real Estate Revenues:
Same Store                                   $63,934,404      (30,459,521)         33,474,883                 -        33,474,883
New                                          123,221,635       (4,737,566)        118,484,069                 -       118,484,069
Redevelopment                                 22,684,353                 -         22,684,353                 -        22,684,353
Discontinued                                  26,897,382       (2,133,148)         24,764,234      (28,891,258)       (4,127,024)
                                          --------------    --------------     --------------    --------------    --------------
Total Real Estate Revenues                   236,737,773      (37,330,235)        199,407,538      (28,891,258)       170,516,280
                                          --------------    --------------     --------------    --------------    --------------
Operating Expenses:
Same Store                                    17,150,619       (9,735,897)          7,414,722                 -         7,414,722
New                                           50,739,722       (2,878,733)         47,860,989                 -        47,860,989
Redevelopment                                  7,908,329                 -          7,908,329                 -         7,908,329
Discontinued                                  12,430,545       (1,032,297)         11,398,248      (13,349,209)       (1,950,961)
                                          --------------    --------------     --------------    --------------    --------------
Total Operating Expenses                      88,229,215      (13,646,927)         74,582,288      (13,349,209)        61,233,079
                                          --------------    --------------     --------------    --------------    --------------
NOI:
Same Store                                    46,783,785      (20,723,624)         26,060,161                 -        26,060,161
New                                           72,481,913       (1,858,833)         70,623,080                 -        70,623,080
Redevelopment                                 14,776,024                 -         14,776,024                 -        14,776,024
Discontinued                                  14,466,837       (1,100,851)         13,365,986      (15,542,049)       (2,176,063)
                                          --------------    --------------     --------------    --------------    --------------
NOI (2)                                      148,508,558      (23,683,308)        124,825,250      (15,542,049)       109,283,201
                                          --------------    --------------     --------------    --------------    --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                    11,994,203                 -         11,994,203                 -        11,994,203
Interest Income                                  887,180                 -            887,180                 -           887,180
General & Administrative:                                                -                  -                 -                 -
Corporate Payroll                           (20,830,685)                 -       (20,830,685)                 -      (20,830,685)
Other G&A Expenses                          (19,336,946)                 -       (19,336,946)                 -      (19,336,946)
                                          --------------    --------------     --------------    --------------    --------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION       121,222,310      (23,683,308)         97,539,002      (15,542,049)        81,996,953
                                          --------------    --------------     --------------    --------------    --------------
Interest Expense                            (52,359,677)        11,381,104       (40,978,573)         5,660,310      (35,318,263)
Depreciation and Amortization               (44,996,057)         5,071,443       (39,924,614)         2,308,553      (37,616,061)
Equity in income of partnership and
  JVs                                                  -         7,230,761          7,230,761                           7,230,761
Gain(loss) on Sale of Interests in RE         16,199,310                 -         16,199,310                 -        16,199,310
DISCONTINUED OPERATIONS:                               -                 -                  -                 -                 -
Income from Disposed Real Estate                       -                 -                  -         7,580,787         7,580,787
Equity in income of partnership and
  JVs                                                  -                 -                  -                 -                 -
Minority Interest in properties                        -                                                (7,601)           (7,601)
Minority Interest of O.P. Unitholders       (18,848,730)                 -       (18,848,730)                 -      (18,848,730)
Gain (losses) on Disposition of
  Discontinued Operations                    178,121,005                 -        178,121,005                         178,121,005
                                          --------------    --------------     --------------    --------------    --------------
TOTAL DISCONTINUED OPERATIONS                159,272,275                 -        159,272,275         7,573,186       166,845,461
                                          --------------    --------------     --------------    --------------    --------------
Extraordinary item(Loss on early
  extinguishment of debt)                              -                 -                  -                 -                 -
Minority Interest of OP Unit Holders         (3,298,010)                 -        (3,298,010)                 -       (3,298,010)
                                          --------------    --------------     --------------    --------------    --------------
NET INCOME                                   196,040,151                 -        196,040,151                 -       196,040,151
                                          --------------    --------------     --------------    --------------    --------------
Gain on Sale of Real Estate                (194,320,315)                 -      (194,320,315)                 -     (194,320,315)
Depreciation and Amor. of Real Estate         44,736,057                 -         44,736,057                 -        44,736,057
Dividends on preferred shares                (1,533,000)                 -        (1,533,000)                         (1,533,000)
FFO Adjustments                               22,146,740                 -         22,146,740                 -        22,146,740
                                          --------------    --------------     --------------    --------------    --------------
FFO                                           67,069,633                 -         67,069,633                 -        67,069,633
                                          --------------    --------------     --------------    --------------    --------------
Adj. Straight Lining of Base Rents           (2,805,547)                 -        (2,805,547)                 -       (2,805,547)
Recurring Capital Expenditures               (1,931,941)                 -        (1,931,941)                 -       (1,931,941)
Amortization of Debt Premium                 (5,940,175)                 -        (5,940,175)                 -       (5,940,175)
                                          --------------    --------------     --------------    --------------    --------------
FAD                                          $56,391,970                $-        $56,391,970                $-       $56,391,970
                                          --------------    --------------     --------------    --------------    --------------
Dividends for Common Shares and O.P
  Units                                                                                                               $46,892,620
Share Price (at close)                                                                                                     $36.30
Weighted Average Number of Shares                                                                                      20,389,577
WA number of Shares and OP Units                                                                                       22,693,026
                                                                                                                   --------------
Net Income/Share                                                                                                            $9.54
FFO/Share and OP Units                                                                                                      $2.96
FAD/Share and OP Units                                                                                                      $2.48
Dividend/Share and OP Units                                                                                                 $2.07

                                                                       12/31/02
                                                              (12 months ended 12/31/02)
                                         ---------------------------------------------------------------------------------------
                                                            Adjustments to                         Assets Held
                                         Combined TOTAL      Equity Method          Subtotal          for Sale            Total
                                         --------------     --------------    --------------     -------------     -------------
Real Estate Revenues:
Same Store                                  $62,092,629       (30,063,249)       $32,029,380                 -        $32,029,380
New                                          16,486,521        (7,318,227)         9,168,294                 -          9,168,294
Redevelopment                                22,143,145                  -        22,143,145                 -         22,143,145
Discontinued                                 57,582,151        (6,323,845)        51,258,306      (51,258,306)                  -
                                          --------------    --------------     --------------    --------------    --------------
Total Real Estate Revenues                  158,304,446       (43,705,321)       114,599,125      (51,258,306)         63,340,819
                                          --------------    --------------     --------------    --------------    --------------
Operating Expenses:
Same Store                                   15,352,721        (9,243,504)         6,109,217                 -          6,109,217
New                                           5,607,334        (3,048,561)         2,558,773                 -          2,558,773
Redevelopment                                 7,597,365                  -         7,597,365                 -          7,597,365
Discontinued                                 24,103,080        (2,820,840)        21,282,240      (21,282,240)                  -
                                          --------------    --------------     --------------    --------------    --------------
Total Operating Expenses                     52,660,500       (15,112,905)        37,547,595      (21,282,240)         16,265,355
                                          --------------    --------------     --------------    --------------    --------------
NOI:
Same Store                                   46,739,908       (20,819,745)        25,920,163                 -         25,920,163
New                                          10,879,187        (4,269,666)         6,609,521                 -          6,609,521
Redevelopment                                14,545,780                  -        14,545,780                 -         14,545,780
Discontinued                                 33,479,071        (3,503,005)        29,976,066      (29,976,066)                  -
                                          --------------    --------------     --------------    --------------    --------------
NOI (2)                                     105,643,946       (28,592,416)        77,051,530      (29,976,066)         47,075,464
                                          --------------    --------------     --------------    --------------    --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                   11,002,570                  -        11,002,570                 -         11,002,570
Interest Income                                 710,687                  -           710,687                 -            710,687
General & Administrative:                                                -                 -                 -                  -
Corporate Payroll                          (14,137,939)                  -      (14,137,939)                 -       (14,137,939)
Other G&A Expenses                         (10,608,902)                  -      (10,608,902)                 -       (10,608,902)
                                          --------------    --------------     --------------    --------------    --------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION       92,610,362       (28,592,416)        64,017,946      (29,976,066)         34,041,880
                                          --------------    --------------     --------------    --------------    --------------
Interest Expense                           (41,696,929)         13,697,011      (27,999,918)       $12,622,369       (15,377,549)
Depreciation and Amortization              (28,857,528)          7,446,295      (21,411,233)        $8,442,297       (12,968,936)
Equity in income of partnership and
  JVs                                                            7,449,110         7,449,110                 -          7,449,110
Gain(loss) on Sale of Interests in RE         4,085,164                  -         4,085,164                 -          4,085,164
DISCONTINUED OPERATIONS:                                                 -                 -                 -                  -
Income from Disposed Real Estate                151,875                  -           151,875         8,911,400          9,063,275
Equity in income of partnership and
  JVs                                                                    -                                   -                  -
Minority Interest in properties
Minority Interest of O.P. Unitholders       (1,352,412)                  -       (1,352,412)                 -        (1,352,412)
Gain (losses) on Disposition of
  Discontinued Operations                             -                                    -                 -                  -
                                          --------------    --------------     --------------    --------------    --------------
TOTAL DISCONTINUED OPERATIONS               (1,200,537)                  -       (1,200,537)         8,911,400         11,796,027
                                          --------------    --------------     --------------    --------------    --------------
Extraordinary item(Loss on early
  extinguishment of debt)                             -                  -                 -                 -                  -
Minority Interest of OP Unit Holders        (1,262,556)                  -       (1,262,556)                 -        (1,262,556)
                                          --------------    --------------     --------------    --------------    --------------
NET INCOME                                   23,677,976                  -        23,677,976                 -         23,677,976
                                          --------------    --------------     --------------    --------------    --------------
Gain on Sale of Real Estate                 (4,085,164)                  -       (4,085,164)                 -        (4,085,164)
Depreciation and Amor. of Real Estate        28,597,528                  -        28,597,528                 -         28,597,528
Dividends on preferred shares
FFO Adjustments                               2,976,919                  -         2,976,919                 -          2,976,919
                                          --------------    --------------     --------------    --------------    --------------
FFO                                          51,167,259                  -        51,167,259                 -         51,167,259
                                          --------------    --------------     --------------    --------------    --------------
Adj. Straight Lining of Base Rents          (1,041,694)                  -       (1,041,694)                 -        (1,041,694)
Recurring Capital Expenditures              (2,903,637)                  -       (2,903,637)                 -        (2,903,637)
Amortization of Debt Premium                          -                  -                 -                 -                  -
                                          --------------    --------------     --------------    --------------    --------------
FAD                                         $47,221,928                 $-       $47,221,928                $-        $47,221,928
                                          --------------    --------------     --------------    --------------    --------------
Dividends for Common Shares and O.P
  Units                                                                                                               $36,909,429
Share Price (at close)                                                                                                     $26.00
Weighted Average Number of Shares                                                                                      16,162,327
WA number of Shares and OP Units                                                                                       17,967,106
                                                                                                                   --------------
Net Income/Share                                                                                                            $1.47
FFO/Share and OP Units                                                                                                      $2.85
FAD/Share and OP Units                                                                                                      $2.63
Dividend/Share and OP Units                                                                                                 $2.04

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (December 31, 2003)

                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]

Definitions

Fund From Operations (FFO)

NAREIT defines FFO as income before gains (losses) on property sales and extraordinary items (computed in accordance with GAAP); plus real estate depreciation and similar adjustments for unconsolidated joint ventures after adjustments for non-real estate depreciation and amortization of financing costs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to FFO.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

NOI is derived from real estate revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to NOI. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on investment on the properties, and provides a comparison measurement of the properties over time. NOI excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interest in real estate.

Funds Available for Distribution (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.


                                                                         PAGE 43